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                                                                    EXHIBIT 10.7

                         AGREEMENT OF PURCHASE AND SALE

                                      FROM

                         ARGO FEDERAL SAVINGS BANK, FSB
                                    (SELLER)

                                       TO

                              STUART WHITMAN, INC.
                                   (PURCHASER)

                               FOR THE PURCHASE OF

                   FIVE ARGO FEDERAL SAVINGS BANK FACILITIES:

                    7600 WEST 63RD STREET, SUMMIT, ILLINOIS
                   8267 SOUTH ROBERTS RD, BRIDGEVIEW ILLINOIS
                      2154 WEST MADISON CHICAGO, ILLINOIS
                     5818 SOUTH ARCHER ROAD, SUMMIT ILLINOIS
                     14076 LINCOLN AVENUE, DOLTON ILLINOIS


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                        AGREEMENT OF REPURCHASE AND SALE

     THIS AGREEMENT, made and entered into this - day of May 1999 by and between Argo Federal Savings Bank, FSB, having its principal office at 7600 West 63rd Street, Summit, Illinois 60501 (the "Seller"); and Stuart Whitman, Inc., having its principal office at 9220 Sunset Boulevard, Suite 206, Los Angeles, California 90069 (the "Purchaser").

                                    RECITALS

     A. Seller is the owner of those certain parcels of land set forth on Exhibit A attached hereto, together with all Improvements located on the Land.

     B. Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller the Land and Improvements on the terms and conditions set forth herein, inclusive of Seller's leasing of the Project from Purchaser at Closing.

     NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, the parties hereto agree as follows:

1    Definitions

     (a) Agreement. This Agreement of Purchase and Sale.

     (b) Approval Date. June 30, 1999.

     (c) Closing. The closing of the sale of the Project by Seller to Purchaser in accordance with the terms and requirements hereof.

     (d) Closing Date. Closing shall occur on or before August 15, 1999.

     (e) Conditions Precedent. The meaning stated in Section 4.

     (f) Contract Date. The date of acceptance of this Agreement by Seller.

     (g) Defects. The meaning stated in Section 5(d).

     (h) Improvements. All improvements and structures located on the Land.

     (i) Intangible Property. All warranties and guarantees to which Seller is a party or as to which it has the benefit, relating to the Land, Improvements or Personal Property, all of which are owned by Seller.


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     (j) Investigation Period. A period of time commencing on the Contract Date and ending 5: 00 p.m. Chicago, Illinois day. light savings time on the Approval Date.

     (k) land. The land described on Exhibit A plus all attachments, appurtenances, easements, mineral rights and right of ways incident thereto.

     (l) Leases. The lease for each location of the Land and the Improvements, a form of which is attached hereto as Exhibit F, bearing a rent schedule for all Locations on an aggregate basis.

     (m) Location. Any of the specific parcels of property comprising the Land, and the respective Improvements thereof.

     (n) Permitted Exceptions. The meaning stated in Section 5(a).

     (o) Personal Property. All personal property and other tangible property located on the Land or in the Improvements and/or used in connection with the operation of the Improvements, and all other personal property used in such operation, which is being sold to Purchaser pursuant hereto.

     (P) Project. The Land, Improvements, Personal Property and Intangible Property.

     (q) Purchase Price. Five Million Eight Hundred Fifty Thousand Dollars ($5,850,000.00) (to be allocated among the Locations by Purchaser).

     (r) Purchaser. Stuart Whitman, Inc., or its assignee.

     (s) Records. All leases, contracts, records, title commitments or reports, surveys, environmental reports,, financial data and other documents, public or, private relating to the ownership, use or operation of the Project.

     (t) Seller. Argo Federal Savings Bank, FSB.

     (u) Service Contracts. The meaning stated in Section 7(i).

     (v) State. The State of Illinois.

     (w) Subleases. Those current leases existing on any of the Locations and listed oil Exhibit E hereto.


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     (x)  Survey. An as built survey of the Project prepared by a registered land surveyor licensed in the State certified to Purchaser, Title Company and any lender of Purchaser, dated after the Contract Date and, if desired by Purchaser, in fall ALTA form.

     (y)  Tenant. Any Tenant pursuant to a Sublease.

     (z) Title Company. Chicago Title Insurance Company or such other title company as is acceptable to Purchaser, so long as Seller is advised in writing of any such change.

     (aa) Title Evidence. The Title Policy and Survey.

     (bb) Title Policy. An ALTA - 1992 - owners title insurance policy in the amount of the Purchase Price with all standard and general exceptions deleted or endorsed over so as to afford full "extended form coverage", subject only to the Permitted Exceptions and containing endorsements of (i) zoning (3.1 Endorsement with parking); (ii) access; (iii) contiguity; (iv) restrictions (where appropriate).

2.   Sale.

     The Seller agrees to sell and convey to Purchaser and the Purchaser agrees to purchase from Seller, for the Purchase Price, the Project and all easements-, rights of way, mineral rights, privileges, appurtenances and other rights pertaining to the Project.

3.   Purchase Price.

     The Purchase Price plus or minus prorations and adjustments and less any amount allocated to a Location that is not purchased by Purchaser, all as set forth in this Agreement, shall be paid by Purchaser to Seller at the Closing in the form of certified or bank cashier's check or wire transfer of federal funds. The Purchase Price should be allocated among the Locations by Purchaser based on the percentage that their respective appraised values bear to the total appraised value of all Locations taken together, or upon such other allocation as Purchaser shall reasonably indicate, and same shall be attached hereto as Exhibit B by Purchaser.

4.   Conditions Precedent to Purchase.

     The obligations of Purchaser to make the payments described in Section 3 and to close the transaction contemplated herein are subject to the following express conditions (the "Conditions Precedent"), each of which is for the sole benefit of Purchaser and may be waived at any time by Purchaser, as herein provided:

     (a) Purchaser's Investigation of the Project - During the Investigation Period, Seller shall permit and, to the extent reasonably required by Purchaser, shall assist Purchaser in the making of: (i) a complete physical investigation of the Project,


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          including but not limited to, investigations of matters relating to
          Hazardous Materials (as defined below); and (ii) an investigation of all Records pertaining to Seller's ownership and operation of the Project. Seller shall cooperate with and use its best efforts to cause its managerial personnel and others to make their Records available to Purchaser. Seller shall keep its Records available to Purchaser after the Closing. After such investigation, Purchaser shall determine whether the physical, financial and general condition of the Project, or any Location comprising the Project, is, in Purchaser's sole estimation, satisfactory for operation and ownership in the manner and on the basis contemplated by Purchaser. If Purchaser, in its sole discretion, determines that the condition of the Project, or any Location comprising the Project, is not satisfactory, then Purchaser shall so notify Seller in writing or by telephone call (followed as soon as reasonably possible by writing) on or before the Approval Date. Upon such notice, Purchaser -shall indicate either (i) those matters which Purchaser requires to be corrected as a condition to Purchaser's proceeding with the acquisition of the Project or Location ("Correction") or ii) this Agreement shall become null and void as to such rejected Location(s) and neither party shall have any further rights against the other hereunder as to such rejected Location(s). Should Purchaser's -notification be a Correction, either pursuant to the foregoing or at any other time when Purchaser is permitted to issue a Correction under the terms of this Agreement, Seller will use good faith efforts to satisfy the matters raised on -the Correction within ten (10) days from the date of receipt of the Correction, or such additional time, not to exceed a total of thirty (30) days, as may be necessary if satisfaction is not possible within ten (10) days. Should Seller fail to satisfy the matters set forth in the Correction, Purchaser may either terminate the Agreement as to such Location(s), or elect to enforce the terms hereof by action for specific performance. If Purchaser elects to terminate this Agreement as to such Location(s), the Purchase Price shall be amended to reduce it by the amount allocated to such rejected Location(s). If Purchaser fails to deliver such notice to Seller on or before the Approval Date, Purchaser shall be deemed to have waived its right to issue a Correction or terminate this Agreement under this Section 4(a). Seller covenants that at the Closing the Project shall be delivered to Purchaser in substantially the same condition as it was on the Approval Date, reasonable wear and tear and Damage (as defined in Section excepted. In the event that there is an adverse change in the quality or condition of the Project, or any Location comprising the Project, which occurs between the Approval Date and the Closing Date, then, and in that event, Purchaser shall have the right to either issue a Correction or rescind this Agreement as to such Location(s) and upon any such rescission, Purchaser's obligations hereunder shall be terminated and be of no further force or effect as to such Location(s). The Purchase Price shall be amended to reduce it by the amount allocated to such rejected Location(s). Purchaser's investigation and inspection of the Project shall in no manner abrogate, diminish or affect the warranties and/ or representations made by Seller in this Agreement.




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     (b)  Access - At all times from the Contract Date through the Closing, or other termination of this Agreement, Purchaser shall have full access to the Project during normal business hours, to perform such inspections and tests as Purchaser may deem necessary.

     (c) Truth and Accuracy of Warranties - All of the warranties and representations of Seller shall be true and accurate as of the Closing Date, and the same shall survive the Closing. In the event that any one or more of the warranties or representations of Seller shall be discovered by Purchaser prior to Closing to be untrue or inaccurate so as to affect the Project or any Location comprising the Project in an adverse way, Purchaser, at its sole option may terminate this Agreement as to such Location(s) by notice thereof in writing to Seller (and the Purchase Price shall be amended to reduce it by the amount allocated to such rejected Location(s)) or may proceed to Closing in accordance with the terms hereof in each case retaining all rights and remedies Purchaser may have against Seller as a result of a breach of this Agreement.

     (d) Financing - Purchaser obtaining financing for 75 percent of the Purchase Price, including no less than 1.35 to 1.0 debt coverage, and an initial interest-rate not to exceed eight and one-eighth (8.125%) percent fully amortized over thirty (30) years, no more than one (1) point lender's fee, maturing no sooner than ten (10) years. Seller shall credit Purchaser the sum of $70,000 at closing for Purchaser's loan fees and closing costs. Should Purchaser fail to procure financing upon the aforesaid terms, or otherwise acceptable to Purchaser, on or before Closing, Purchaser may terminate this Agreement upon written notice delivered to Seller and same shall become null and void and neither party shall have any further liability hereunder.

     (e) Environmental and Engineering - Receipt by Purchaser of a satisfactory EPA Phase I (or Phase II if necessary) Report and Engineering Report reasonably acceptable to Purchaser. Should any such report not be acceptable to Purchaser as to any Location(s) Purchaser may, upon written notice to Seller, either issue a Correction (and same shall result in the procedure triggered by issuance of a Correction, as set forth in paragraph 4(a) hereof) or terminate this Agreement as to such Location(s) or as to the entire Project, and same shall become null and void and neither party shall have any further liability hereunder with respect to such Location(s). The Purchase Price shall be amended to reduce it by the amount, allocated to such rejected Location(s).

5.   Title and Survey Matters.

     (a) Conveyance of Title - Seller agrees to convey to Purchaser hereunder good and marketable fee title to the Project, free and clear of all claims, liens and


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          encumbrances, except for the following items (the "Permitted
          Exceptions"):

          (1) Ad valorem taxes (for the Project) not yet due and payable; and

          (2) Rights of Seller as lessee under the Leases, and rights of Tenants under the Subleases as scheduled for Purchaser; and

          (3) Such other matters as are acceptable to Purchaser in its sole discretion.

     (b) Title Commitment - Within twenty. (20) days after the date hereof, Seller, at its own expense, shall obtain a commitment showing title to the Project in Seller, dated after the Contract Date, and issued by the Title Company wherein the Title Company shall commit to issue to Purchaser the Title Policy, with full extended coverage, and with a
          3.1 zoning, access, contiguity,, and PIN endorsements, and such other endorsements as Purchaser's lender shall require. As a condition of the Closing, the commitment shall be later dated to cover the Closing and the recording of the Act of Sale and the Title Company shall deliver the Title Policy to the Purchaser, concurrently with the Closing.

     (c)  Survey - Seller, at its sole cost and expense, shall, within twenty
          (20) days after the date hereof, obtain a separate survey for each of the Locations' Land and Improvements. The Surveys shall depict and include, without limiting the foregoing: the present location of all improvements or structures on the Land, including all encroachments of any part thereof onto adjoining land and all encroachments of any part of adjoining improvements onto the Land; building lines and all easements whether recorded or visible (and, if recorded, by specific reference to recorded document numbers); access to public roads or ways; and identification of each Permitted Exception capable of being geographically located, by spotting same on the Survey, and by legal description and reference to recording information. The Survey must be sufficient to cause the Title Company to delete the standard printed survey exception and to issue the Title Policy free from any survey objections or exceptions whatsoever.

     (d) Defects and Cure - If the Title Evidence discloses, with respect to the Survey for any Location(s), conditions which might adversely affect Purchaser or, with respect to the commitment of title for any Location(s), deficiencies in endorsements or matters other than the Permitted Exceptions (hereinafter collectively "Defects"), said Defects shall, as a condition of the Closing, be cured and removed by Seller from the Title Evidence disclosing the Defect(s) and the Closing shall thereafter take place either on the Closing. Date hereinafter specified, or ten (10) days after the Defect is cured, whichever is later. If Seller fails to cure and remove all Defect(s), Purchaser may issue a Correction or this Agreement may be terminated as to such rejected Location(s), or all of them, at Purchaser's election, by written


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          notice given to the Seller and the Purchase Price shall be amended to reduce it by the amount allocated to such rejected Location(s). Alternatively, Purchaser may, at its sole election, proceed to close this transaction by deducting from the Purchase Price and escrowing with the Title Company the amount necessary to cause the Title Company to insure and/or endorse over such Defect(s).

6.   Prorations and Adjustments.

     The following items shall be prorated and adjusted between the Seller and the Purchaser as of 12:01 a.m. on the Closing Date:

     (a) Real estate, personal property, ad valorem and related taxes, levies and charges and those (and only those) assessments accepted by Purchaser ("Taxes"), applicable to the Project for 1998 and thereafter not yet due and payable shall be prorated at closing.

     (b) All charges for utilities relative to the Project shall be paid by Seller to - and including the Closing Date and thereafter by Seller as tenant under the applicable leases.

     (c) Seller hereby holds Purchaser harmless from, and Purchaser has no obligation with respect to, and there shall be no proration for: wages, vacation pay, fringe benefits, withholding taxes or any related items pertaining to persons or entities employed or otherwise engaged in connection with Seller's ownership, operation, maintenance or leasing of the Project, prior to the Closing or otherwise.

     (d) Purchaser and Seller shall divide the cost of any escrows hereunder equally between them.

     (e) Any and all assessments, general or special, shall be paid by Seller prior to or at Closing, and Purchaser shall be under no obligation to pay such assessments.

     (f) Seller to credit Purchaser at Closing in the amount of $70,000, as set forth in Paragraph 4(d) above.

     (g) Seller will pay The Bicek Group the sum of $280,000 at Closing for consulting fees and costs incurred in connection with the Closing of the transactions contemplated in this Agreement.

7.   Representations, Warranties and Covenants of Seller.

     All representations and warranties of Seller set forth in this Section 7 and elsewhere in this Agreement shall survive the Closing and the delivery of the Act of Sale and shall not merge


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into the Deed. Seller hereby represents, warrants, covenants and agrees with
Purchaser as to the following matters, each of which is so warranted to be true and correct as of the date hereof, and also to be true and correct as of the Closing Date:

     (a) No Violations of Zoning and Other Laws - To the best of Seller's knowledge, the existing use and condition of the Project does not violate any zoning, building, health, fire or similar statute, ordinance, regulation or code, nor has Seller received any notice, written or otherwise, from any governmental agency alleging violations of building codes, building or use restrictions, zoning ordinances, rules and regulations, or any other such matters.

     (b) Pending and Threatened Litigation - There are no pending or, to the best of Seller's knowledge, threatened matters of litigation, administrative action or examination, claim or demand whatsoever relating to the Project.

     (c) Eminent Domain, etc. - There is no pending or, to the best of Seller's knowledge, contemplated eminent domain, condemnation or other governmental taking of the Project or any part thereof.

     (d) Access to Project, Utilities - To the best of Seller's knowledge, no fact or condition exists which would result in the termination or impairment of access to the Project from adjoining public or private streets or ways or which could result in discontinuation of presently available or otherwise necessary sewer, water, electric, gas, telephone or other utilities or services.

     (e) New Leases. During the period between the Contract Date and the Closing, Seller will neither execute any new lease nor renew or modify any existing Lease without Purchaser's prior written consent.

     (f) Assessments - To the best of Seller's knowledge, there are no public improvements in the nature of off-site improvements, or otherwise, which have been ordered to be made and/or which have not heretofore been assessed, and there are no special or general assessments pending against or affecting the Project.

     (g) Accuracy of Information - The Records and all other documents being delivered by Seller are true, accurate and complete. Such Records and other documents fairly present the information purportedly set forth therein in a manner which is not misleading in any material way, and the Records do not fail to present any information or data which would be necessary in order to prevent the information contained therein from being misleading.


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     (h)  Authority of Seller, No Breach of Other Agreements: etc. Seller's
          execution, delivery of and performance under this Agreement is pursuant to authority validly and duly conferred upon Seller and the signatories hereto. The corporate resolutions delivered pursuant to Section WO-M are true. accurate and correct. The consummation of the transaction herein contemplated and the compliance by Seller with the terms of this Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any agreement, arrangement, understanding, accord, document or instrument by which Seller or the Project are bound; and will not and does not constitute a violation of any applicable law, rule, regulation, judgment, order or decree of any governmental instrumentality or court, domestic or foreign, to which Seller or the Project are subject or bound.

     (i) Executory Agreements. Seller is not party to, and the Project is not subject to, any contract or agreement of any kind whatsoever, written or oral, formal or informal, with respect to the Project, other than those set forth and described in detail in Exhibit D attached hereto (all of which are currently in full force and effect and are referred to as the "Service Contracts") and other than the Subleases described in Exhibit E and the Leases described in Exhibit F. Exhibit D, Exhibit E and Exhibit F shall be delivered to Purchaser within seven (7) days after the date of this Agreement and shall not thereafter be modified without Purchaser's prior written consent. Purchaser shall not, by reason of entering into or closing under this Agreement, become subject to or bound by any agreement, contract, lease, license, invoice, bill, undertaking or understanding, including those listed on Exhibit D, which it shall not have previously agreed in writing to accept. Seller shall remain liable for all Service Contracts after Closing, and the Service Contracts will not affect the Purchaser as owner of the Project.

     (j) Insurability of Project - Except as specifically hereafter brought to Purchaser's attention and approved in writing by Purchaser, neither Seller nor its agents have received any formal or informal notice from any insurance company of any defect or inadequacies in the Project or of any part thereof which would adversely affect the insurability of the Improvements, or which would increase the cost of insurance beyond that which would ordinarily and customarily be charged for comparable properties in the vicinity of the Project. Between the date hereof and the Closing, Seller will keep the Project fully insured in accordance with prudent and customary practice.

     (k) All Required Action Taken - All action required pursuant to this Agreement necessary to effectuate the transaction contemplated herein has been, or will be, taken promptly and in good faith by Seller and its representatives and agents.



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     (l)  Operations Pending Closing - Between the date hereof and the Closing,
          Seller shall operate the Project in accordance with prudent management and operating standards and practices. Seller shall continue to make or cause to be made in and about the Project all repairs, replacements and maintenance between the date hereof and the Closing Date which may be necessary to maintain the Project in as good a condition as exist or should exist as of the Approval Date at a first-class financial institution. Seller shall deliver the Project at Closing in good working order and repair, reasonable wear and tear and Damage (as defined in Section 9) excepted.

     (m) Lease Obligations, Mechanic's Liens - At Closing, no party will have any right to occupy or possess any portion of the Project other than pursuant to the Leases and Subleases. Any and all alterations, installations, decorations and other work required to be performed by the Seller (or others) as lessor prior to the Closing Date under the provisions of any Subleases or other agreements affecting the Project, including without limitation any outstanding concessions, renewal or incentive programs, have been or will by the Closing Date be completed and paid for in full. No brokerage, finders or referral fees or similar commissions are or will become due and payable in connection with any Leases or Subleases or renewals thereof. Seller has paid in full all bills and invoices for labor and materials of any kind relating to the Project and the Seller, and there are no mechanic's liens or other claims outstanding or available to any party in connection with the Project.

     (n) Government Obligations - To the best of Seller's knowledge, there are no unperformed obligations relative to the Project outstanding to any governmental or quasi-governmental body or authority.

     (o)  Schedule of Subleases -

          (i) Attached hereto as Exhibit E is a list of each Sublease for space in the Project as of the date hereof showing for each such Sublease, the identification of each space leased, the name of the Tenant, the date of each Sublease, the term of the Sublease including details on any options (whether to extend the term or otherwise), the rent and other amounts payable, including any escalators, pass-throughs, and like provisions, the existence and amount of any concessions or rebates to each Tenant (due and payable or not yet due and payable), the unapplied amount of any security deposit held, whether Tenant is entitled to interest thereon and, if so, the rate of such interest, and all delinquencies in rent. Said list is complete and all information therein is materially accurate as of



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                  its date, and there are no leases or tenancies with respect to the Project or any part thereof except as therein set forth.
                  No Sublease contains any right of first refusal or renewal option which may be exercised by a Tenant, or option to purchase;

          (ii) Each of the Subleases, including, without limitation, any guarantees thereof, is, to Seller's reasonable belief, an enforceable lease, and, to Seller's reasonable belief, is in full force and effect strictly according to the terms set forth therein. None of the Subleases has been modified, amended or altered, in writing or otherwise; each Tenant is legally required to pay all sums and perform all obligations set forth in its respective Sublease, without concessions, abatements, offsets or other basis for relief or adjustment;

          (iii) All obligations of the lessor under the Subleases which accrue on or before the Closing Date have been, or prior to the Closing Date, shall have been performed. To Seller's reasonable belief, no event of default exists under any Sublease and no event or condition exists that, upon the giving of notice or lapse of time, or both, would constitute a default under any Sublease. No Tenant has given specific written notice of any offsets, defenses or claims available against rent or other charges payable by it or other performance or obligations otherwise due from it under any Sublease. Each of the Tenants has accepted possession of its respective demised premises without reservation, and has commenced payment of rent in accordance with the terms of its respective Sublease;

          (iv) No Tenant or any other party has or has given specific written notice of any claim (other than for customary refund at the expiration of a Sublease) to all or any part of any security deposit;

          (V) At Closing, all of the Subleases will be subordinated to the Leases. The written consent of all Tenants should be delivered to Purchaser prior to the Approval Date.

     (p) Condition of Personal Property and Improvements - Within seven (7) days of the Contract Date, Seller shall deliver to Purchaser an inventory of Personal Property, by Location. The inventory of Personal Property shall accurately set forth all assets; including vehicles, presently used in connection with the operation of the, Project. All of the Personal Property being sold hereunder and all Improvements, including, but not limited to, all machinery, structural components, roofs,




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          mechanical systems, electrical systems, air conditioners, furnaces and heaters, partitions, furniture, fixtures and equipment, vaults, teller stations, security systems, automatic teller machines, deposit boxes, drive-thru stations, pneumatic tubes, and all other personal property used in the operation of the Project are free and clear of any encumbrances, liens or mortgages, and are in good working order and repair and not in need of repair or replacement, subject to ordinary wear and tear between the date hereof and the Closing and, further, subject to repairs and replacements which are proper and valid obligations of Tenants accruing between the date hereof and the Closing. The Improvements are free from termite or other insect or animal infestation.

     (q) Utility Services - To the best of Seller's knowledge, the sewage, sanitation, plumbing, water retention and detention, refuse disposal and similar facilities in and on and/or servicing the Project are fully adequate to service the Project and are in fall compliance with all governmental and environmental protection authorities' laws, rules, regulations, and requirements.

     (r) Rights in the Project - Between the date hereof and the Closing, no part of the Project will be alienated, encumbered or transferred in favor of or to any party whatsoever. There are no purchase contracts, options or any other agreements of any kind, written or oral, formal or informal, choate or inchoate, recorded or unrecorded, whereby any person or entity other than the Seller will have acquired or will have any basis to assert any right, title or interest in, or right to possession, use, enjoyment or proceeds of all or any portion of the Project.

     (s) Soil Conditions - To the best of Seller's knowledge, the soil condition is such that it will support all of the Improvements for the foreseeable depreciable life of the Improvements, without the need for unusual sub-surface excavations, fill, footings, caissons or other installations. The Improvements, as built, were constructed in a manner compatible with the soil conditions at the time of construction and all necessary excavations, fill, footings, caissons or other installations were then or have since been provided.

     (t) Easements - The Project is adjacent to and has full and free access on all perimeter areas to and from public roads and ways, such that no private easements or agreements are necessary to afford access to or from the Project.

     (u) Environmental Matters - During and to the best of Seller's knowledge, prior to Seller's ownership of the Project (i) no Hazardous Materials (as defined below) have been located on the Project or have been released into the environment, or discharged, placed or disposed of at, on or under the Project; (ii) no underground storage tanks have been located on the Project; (iii) the Project has never been used as a dump site for waste material; and (iv) the Project and its prior uses comply with, and at all times have complied with, any applicable governmental law, regulation or requirement relating to environmental and occupational health and safety matters and Hazardous Materials.

          The term "Hazardous Materials" shall mean any substance, material,, waste, gas or particulate matter which is regulated by any local governmental authority, the State of Illinois, or the United States Government, including, but not limited to, any material or substance which is (i) defined as a "hazardous waste", "hazardous material", "hazardous substance", "extremely hazardous waste", or "restricted hazardous waste" under any provision of Illinois law; (ii) petroleum;
          (iii) asbestos; (iv) designated chlorinated biphenyl; (v) radioactive material; (vi) designated as a "hazardous substance" pursuant to
          Section 311 of the Clean Water Act, 33 U.S.C. ss.1251 et seq. (33 U.S.C. ss.1317); (vii) defined as a "hazardous waste" pursuant to
          Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq. (42 U.S.C. ss.6903); or (viii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss.9601 et seq. (42 U.S.C. ss.9601). The term "Environmental Laws" shall mean all statutes specifically described in the foregoing sentence and all federal, state and local environmental health and safety statutes, ordinances, codes, rules, regulations, orders and decrees regulating, relating to or imposing liability or standards concerning or in connection with Hazardous Materials.

          Additionally, but not in lieu of Seller's affirmative warranties, representations and undertakings set forth herein, Seller agrees to indemnify, defend and hold harmless Purchaser and its grantees from and against any and all debts, liens, claims, causes of action, administrative orders and notices, costs (including, without limitation, response and/or remedial costs), personal injuries, losses, damages, liabilities, demands, interest, fines, penalties and expenses, including reasonable attorneys' fees and expenses, consultants' fees and expenses, court costs and all other out-of pocket expenses, suffered or incurred by Purchaser and its grantees as a result of (i) the inaccuracy or breach of any such representation or warranty, or (ii) any matter, condition or act involving Environmental Laws or Hazardous Materials which existed on or arose prior to the Closing Date, and while Seller was the owner of the Project and which failed to comply with the Environmental Laws in effect as of the Closing Date or any existing common or civil law theory based on nuisance or strict liability in existence as of the Closing Date, whether or not Seller has knowledge of same as of the Closing Date.

     (v) Compliance with Bulk Sales Acts - This transaction is exempt from any filing with any governmental agency to report the sale of all or substantially all of the assets of any entity. In the event this transaction is not exempt from all such laws, Seller has complied with such laws on a timely basis.

In the event Agreement by Seller, Seller shall be liable for and shall indemnify of the breach of any representation or warranty made in this Section 7 or elsewhere in this and hold Purchaser harmless from and against all losses, damages, liabilities, costs, expenses (including reasonable attorneys' fees) and charges which Purchaser may incur or to which Purchaser may become subject as a direct or indirect consequence of such breach, including all incidental and consequential damages. In addition, in the event of the breach of any representation or warranty made in this Section 7 or elsewhere in this Agreement by Seller, Purchaser shall have the right to issue a Correction or terminate this Agreement as to the specific Location(s) affected by the breach, or the entire Project, at Purchaser's option, and the Purchase Price shall be amended to reduce it by the amount allocated to such rejected Location(s). Purchaser's right to terminate this Agreement shall be in addition to, and not in lieu of, the above or any other remedies Purchaser may have as a consequence thereof. Upon Purchaser's termination of this Agreement pursuant to this Section 7, Seller shall reimburse Purchaser for all Purchaser's costs and expenses in connection with the acquisition of the Location(s) being eliminated, including, but not limited to costs and expenses for title searches, survey, environmental consultants, engineers, architects and reasonable attorney's fees.

8.   Closing and Related Matters.

     (a) The Closing Date and Conditions - The Closing shall take place on the Closing Date at the office of the Title Company.

     (b) Closing - This transaction shall be closed by means of a so-called New York Style Closing, with the concurrent delivery of the documents of title, transfer of interests, delivery of the Title Policy and the payment of the Purchase Price. Seller shall provide, if required by the Title Company, any undertaking (the "Gap Undertaking") to the Title Company necessary for the New York Style Closing. Seller and Purchaser shall each pay 50% of the charges of the Title Company for such New York Style Closing.

     (c) Seller's Duties at Closing. At the Closing and on the Closing Date, Seller shall do or perform the following (unless otherwise notified, all documents to be delivered by Seller shall be deposited in an escrow established with the Title Company (the "Escrow"):

          (1) Execute, acknowledge and deliver to Purchaser a General Warranty Deed(s), with all legal warranties and with full rights of substitution and subrogation, in recordable form dated as of the Closing Date ("Deed") whereby the said Land and Improvements are conveyed by Seller to Purchaser, or its nominee, subject only to the Permitted Exceptions. All transfer taxes shall be divided equally between Seller and Purchaser.

          (2) Execute and deliver to Purchaser a warranty Bill of Sale transferring title to the Personal Property to Purchaser, free and clear of all liens, claims and encumbrances, except the Permitted Exceptions.

          (3) Execute, acknowledge and deliver to Purchaser a ' counterpart of a subordination agreement between Purchaser, Seller and each Tenant whereby the interests of Tenant are subordinated to the Leases.

          (4) Execute and deliver the originals of all Leases and copies of all Subleases directly to Purchaser, and a certified rent roll for each Location.

          (5) Deliver possession of the Project to Purchaser, subject only to the rights of Seller under the Leases and Tenant under the Subleases, as scheduled by Seller for Purchaser hereunder, and the Permitted Exceptions.

          (6) Deliver to Purchaser certified corporate resolutions evidencing the authority of Seller to enter into this transaction and execute the documents described herein.

          (7) Deliver directly to Purchaser copies of building plans and specifications for the Project, if available.

          (8) Deliver directly to Purchaser copies of all certificates of occupancy, licenses, permits, authorizations and approvals required by law and issued by all governmental authorities having jurisdiction over the Project, together with copies of all certificates issued by any local board of fire underwriters (or other body exercising similar functions), if available, and the original of each bill for current real estate and personal property taxes, together with proof of payment thereof (if any of the same have been paid).

          (9) Deliver to Purchaser an assignment of all rights, title and interest of Seller in and to the Intangible Property in form acceptable to Purchaser.

          (10) Deliver to Purchaser an assignment of all warranties and guaranties presently in effect with respect to the Project (if any cost is incurred as a result of such assignment the cost will be borne by the Seller).

          (11) Deliver to Purchaser Seller's certification that all representations and. warranties made herein are correct as of the Closing Date.

          (12) Deliver to Title Company a closing statement.

          (13) An affidavit from Seller stating that Seller is not a "foreign person" within the meaning of Internal Revenue Code Section 1445.

          (14) Deliver to Purchaser an executed IRPTA Disclosure for each Location, or a certification that said Location(s) is exempt from the requirement for filing such a disclosure.

          (15) An Illinois Department of Revenue Bulk Sales Stop Order (pursuant to Section 35 ILCS 120/5j and Section 35 ILCS 5/902), and any similar local revenue bulk sales compliance requirements; (if the stop order is not available at Closing, Seller will provide a full indemnity by separate agreement and procure the stop order as soon as possible after Closing).

          (16) Pay its own attorneys' fees, all costs and fees for certificates and researches, all costs and fees for cancellation of existing inscriptions, one half of all documentary transfer taxes (if any), and all costs of the Title Policy and Survey.

          (17) Execute and deliver to Purchaser such other documents or instruments as in the reasonable opinion of counsel for Purchaser may be necessary to effectuate the Closing.

     (d) Purchaser's Duties at Closing - At the Closing and on the Closing Date, Purchaser shall do or perform the following (unless otherwise noted, all documents to be delivered and all monies to be paid shall be deposited in the Escrow): Deliver to the Title Company cashier's or certified checks (or wired funds) in the aggregate amount of the cash payable at Closing, less prorations and adjustments as herein provided; and pay its own attorneys fees, costs of recordation of the Deed, and one-half of all documentary transfer taxes.

9.   Destruction, Loss or Diminution of  Project.

     If, between the date hereof and the Closing Date, all or any portion of the Project is damaged by fire or natural elements, or other causes beyond Seller's control (collectively "Damage"), or is taken or made subject to condemnation, eminent domain or other governmental acquisition proceedings, or, if any Location comprising the Project shall not have been operated in the ordinary course or Seller shall not have done maintenance, repairs and other work required hereunder, or if any Location comprising the Project is materially diminished in value after the Approval Date, then the following procedures shall apply:

     (a) If the cost of required repair or replacement or diminution is $100,000.00 or less, Purchaser shall proceed to close and take the Project as diminished by such events, subject to a reduction in the Purchase Price applied against the cash payment otherwise due at Closing, which reduction shall be equal to the full repair and/or replacement cost or diminution in value of the Project, but which shall not exceed $100,000.00.

     (b) If the cost of repair or replacement or diminution is greater than $ 100, 000. 00, then Purchaser, at its sole option, may elect either to:
          (i) terminate this Agreement as to the entire Project, or as to any Location whose allocated cost of repair replacement or diminution exceeds $50,000, by written notice to Seller given at or prior to the Closing, and receive an immediate refund of all sums theretofore paid in connection with this Agreement, including interest thereon (or if as to a select Location(s) then in addition to said cost reimbursement, the Purchase Price shall be amended to reduce it by the amount allocated to the rejected Location(s)), without any further obligation to Seller; or (ii) proceed to close the transaction contemplated herein with the right to control any adjustment or settlement and to receive all proceeds from such adjustment or settlement, and in that case Seller shall assign to Purchaser the interest of Seller in any such settlement or proceeds. Seller will also credit against the Purchase Price the amount of any deductible which may be payable under any such transaction.

The replacement cost of the Damage or diminution or taking shall be determined by Seller and Purchaser, or, if they are unable to agree, by: (i) the independent or in-house appraiser or adjuster retained by the insurance company insuring against said Damage; or (ii) the appraiser for the governmental body taking the condemned portion of the Project; or (iii) if the parties do not agree .to allow the individuals specified in (i) or (ii) to make the determination, an independent engineer selected by two other engineers, each of which shall be selected by one of the parties hereto.

10.  Default.

     In the event of a misrepresentation, failure to perform, failure of any representation or warranty or any other default by Seller hereunder, Purchaser may, at its option: (a) elect to enforce the terms hereof by action for specific performance; and/or (b) exercise any other right or remedy available to it at law or in equity, inclusive of a damage claim against Seller for Purchaser's inability to timely complete a 1031 IRC like-kind exchange of properties and any damages incurred by Purchaser as a result thereof, and/or (c) terminate this Agreement as to the entire Project, or only as to the affected Location(s), and if the later, the Purchase Price shall be amended to reduce it by the amount allocated to such rejected Location(s). In addition Purchaser shall be entitled to the indemnities set forth in Section 7 hereof. In all events Seller shall reimburse Purchaser for all Purchaser's costs and expenses in connection with the acquisition of the Project or the terminated Location(s), including, but not limited to title searches, survey, environmental consultants, engineers, architects and reasonable attorney's fees. In all events,

Purchaser's rights and remedies under this Agreement shall always be non-exclusive and cumulative and the exercise of one remedy shall not be exclusive of or constitute a waiver of any other. In the event of a default by Purchaser, Seller's sole and exclusive right and remedy shall be to declare a forfeiture and terminate this Agreement, and receive reimbursement for any actual out-of-pocket expenses reasonably incurred by Seller in connection with the transaction contemplated herein, provided same does not exceed $25,000 in the aggregate.

11.  Binding Effect.

     This Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the parties hereto.

12.  Care and Maintenance of  Project .

     From the date of this Agreement until the Closing Date the Seller shall make or cause to be made all reasonable and ordinary and extraordinary repairs, replacements and maintenance with respect to the Project, and will not delay or defer repair, replacement or maintenance items required in the ordinary course during or subsequent to the Investigation Period. If Seller delays or defers such items, Seller shall be liable for the entire cost of repair, replacement or maintenance of such items, and Purchaser shall have the right to terminate this Agreement as to the Project or the affected Location(s), and if Purchaser chooses the later, the Purchase. Price shall be amended to reduce it by the amount allocated to such rejected Location(s). Seller shall pay on a prompt and timely basis all bills and discharge all obligations arising from ownership, operation, management, repair, maintenance and leasing of the Project, as payments become due. Between the Approval Date and the Closing, Purchaser shall have the continuing right from time to time to periodically inspect the Project to verify Seller's compliance with the foregoing undertakings, but no such inspections shall relieve Seller of its obligations hereunder or constitute any waiver by Purchaser hereunder.

13.  No Broker.

     Other than Charles Everhardt/Coldwell Banker (the "Broker") no broker or finder has been engaged or consulted by Seller or Purchaser or is in any way connected with or otherwise entitled to compensation as a consequence of this transaction. The entire fee of the Broker, in the amount of $70,000, shall be paid by Seller. Seller hereby defends, indemnifies and holds Purchaser harmless against any and all claims of brokers, finders or the like, and against the claims of all other parties claiming any right to commission or compensation by or through acts of Seller or Seller's partners, agents or affiliates in connection with this Agreement. Seller's indemnity obligations shall include all damages, losses, costs, liabilities and expenses, including reasonable attorneys' fees, which may be incurred by Purchaser in connection with all matters against which Purchaser is being indemnified hereunder. Purchaser covenants that no real estate brokerage commission is payable to any real estate broker contractually engaged by Purchaser, and Purchaser agrees to hold Seller harmless against any claim against Seller made by any broker claiming to have a valid contractual brokerage relationship with Purchaser.

14.  Notices.

     Any and all notices required to be delivered hereunder shall be deemed properly delivered when and if (a) personally delivered, (b) mailed by registered or certified mail, return receipt requested, postage prepaid, (c) delivered by recognized overnight courier, or (d) delivered by telecopy with confirmation of receipt to the parties as set forth below:

     If to Purchaser:           Stuart Whitman, Inc.
                                749 San Ysidro Road
                                Montecito, CA 93108
                                Attn: Mr. Stuart Whitman, President
                                Telephone: 805/969-7843
                                Telecopy: 805/969-1350

     With a copy to:            The Bicek Group
                                1413 Sherman Road
                                Suite 40
                                Romeoville, Illinois 60446
                                Attn: Mr. Robert Bicek
                                Telephone: (630) 783-9910
                                Telecopy: (630) 783-9905

     And to:                    Jeffrey J. Stahl, Esq.
                                Stahl Brashler LLC
                                20 East Jackson Blvd.
                                Suite 1600
                                Chicago, Illinois 60604
                                Telephone: (312) 957-1200
                                Telecopy: (312) 697-1100

     And if to Seller:          Argo Federal Savings Bank, FSB
                                7600 West 63rd Street
                                Summit, Illinois 60501
                                Attn: Mr. John G. Yedinak, Chairman
                                Telephone: (708) 496-7176
                                Telecopy: (708) 496-6490

     With a copy to:            Mr. James Kemp, Esq.
                                Kemp & Grzelakowski, Ltd.
                                1900 Spring St., Suite 500
                                Oak Brook, IL 60523
                                (630) 571-7711
                                (630) 571-7755

Either party hereto may change the names and addresses of the designee to whom notice shall be sent by giving written notice of such change to the other party hereto in the same manner as all other notices are required to be delivered hereunder.

15.  Right of Waiver.

     Each and every condition of the Closing other than the tender of the payments by Purchaser is intended for and is for the sole and exclusive benefit of Purchaser. Accordingly, Purchaser may at any time and from time to time waive each and any condition of Closing, without waiver of any other condition or other prejudice of its rights hereunder. Such waiver by Purchaser shall, unless otherwise herein provided, be in a writing signed by Purchaser and delivered to Seller.

16.  Confidentiality.

     All information contained in this Agreement, including without limitation, the Purchase Price and payment terms is for the information of the parties hereto only and it would be to the detriment of the parties to have such information disclosed to third parties. The information contained herein shall be kept by the parties in strict confidence and not disclosed to any party other than for purposes of compliance with federal, state or local laws, regulatory requirements, financing of the purchase of Project or as is necessary to allow adequate inspections of the Project. Any disclosure of information prohibited by this Section shall be deemed a default hereunder by the disclosing party.

17.  Miscellaneous.

     (a)  Time is of the essence of this Agreement.

     (b) Wherever under the terms and provisions of this Agreement the time for performance falls upon a Saturday, Sunday or legal holiday, such time for performance shall be extended to the next business day.

     (c) This Agreement may be executed in counterparts, each of which shall constitute an original, but all together shall constitute one and the same Agreement.

     (d) This Agreement provides for the purchase and sale of real and personal property located in State of Illinois, and is to be performed within the County of Cook, State of Illinois. Accordingly, this Agreement, and all questions of interpretation, construction and enforcement hereof, and all controversies hereunder, shall be governed by the applicable statutory and common and civil law of the State of Illinois and venue shall properly lie and Purchaser and Seller hereby consent to such jurisdiction and venue in Cook County, Illinois.

     (e) Purchaser shall, prior to the Closing, have the right to designate a limited partnership or any other legal entity to act as its assignee, and such entity shall thereafter be the party to which the Project shall be conveyed. Seller agrees to look to and accept performance from such assignee, and all references to "Purchaser" in this Agreement shall mean said assignee, and the entity. shown herein as Purchaser shall be fully released and discharged.

     (f) The terms, provisions, representations, warranties, indemnities and covenants made herein, shall survive the Closing and delivery of the Deed and other instruments of conveyance, and this Agreement shall not be merged therein, but shall remain binding upon and for the parties hereto until fully observed, kept or performed.

     (g) The captions at the beginning of the several paragraphs, respectively, are for convenience in locating the context, but are not part of the context.

     (h) In the event any term or provision of this Agreement shall be held illegal, invalid, unenforceable or inoperative as a matter of law, the remaining terms and provisions of this Agreement shall not be affected thereby, but each such term and provision shall be valid and shall remain in fall force and effect.

     (i) This Agreement embodies the entire agreement between the parties hereto with respect to the Project and supersedes any and all prior agreements and understandings, written or oral, formal or informal. No extensions, changes, modifications or amendments to or of this Agreement, of any kind whatsoever, shall be made or claims by Seller or Purchaser, and no notices of any extension, change, modification or amendment made of claimed by Seller or Purchaser (except with respect to permitted unilateral waivers of Conditions Precedent by Purchaser) shall have any force or effect whatsoever unless the same shall be agreed in writing and fully signed by Seller and Purchaser.

     (j) The parties hereto agree that this Agreement shall not be recorded, but that a Memorandum of Agreement of Purchase and Sale ("Memorandum"), as set forth in Exhibit G, shall be executed and caused to be recorded by the party requesting that such Memorandum be executed and recorded within ten (10) days following the full execution hereof in the Office of the Recorder of Deeds of each county in which a Location is located. All costs of preparation and recordation shall be borne by the party requesting that such Memorandum be executed and recorded.

     (k) Seller understands that Purchaser may desire to Purchase the Property in completion of a transaction structured to qualify for non-recognition treatment pursuant to Section 1031 of the Internal Revenue Code of 1986. Seller agrees to cooperate with respect to any reasonable requests of Purchaser designed to achieve the aforesaid result provided same is at no cost, expense, or liability to Seller.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PURCHASER:                              SELLER:

STUART WHITMAN, INC.                    ARGO FEDERAL. SAVINGS BANK, FSB

By:  /s/ Robert G. Bicek                By: /s/ John G. Yedinak
     ------------------------               --------------------------
Name: ROBERT G. BICEK                   Name:  JOHN G. YEDINAK
      -----------------------                  -----------------------
Tittle: Authorized Agent                Title: Chairman & CEO
        ---------------------                  -----------------------

                                        ACCEPTED BY SELLER ON

                                                JUNE 10         , 1999
                                        ------------------------

                                    EXHIBIT A

                               LEGAL DESCRIPTION

     Either party to this Agreement may insert legal descriptions for the Land.

                                    EXHIBIT B

                          ALLOCATION OF PURCHASE PRICE

     600 West 63rd Street, Summit, Illinois               $
                                                           ----------------
     8267 South Roberts Road, Bridgeview, Illinois        $
                                                           ----------------
     2154 West Madison, Chicago, Illinois                 $
                                                           ----------------
     5818 South Archer Road, Summit, Illinois             $
                                                           ----------------
     14076 Lincoln Avenue, Dolton, Illinois               $
                                                           ----------------

                                    EXHIBIT C

                      PERMITTED TITLE AND SURVEY EXCEPTIONS

     1.   Real Property Taxes for 199  .
                                     --

     2.   Necessary Utility Easements.

          NO OTHERS.

                                   EXHIBIT D

                         SCHEDULE OF SERVICE CONTRACTS

                                    EXHIBIT E

                              SCHEDULE OF SUBLEASES

                                   EXHIBIT F

                                  FORM OF LEASE

                                   EXHIBIT G

                  MEMORANDUM OF AGREEMENT OF PURCHASE AND SALE

     BE IT KNOWN TO ALL THAT:

     Argo Federal Savings Bank ("Seller"), being the fee owner of the real property legally described on Exhibit A, attached hereto and by this reference made a part hereof, and known as _______________ located ____________ in the City of in the State of Illinois ("Property") has entered into an Agreement of Purchase and Sale (the "Agreement") with Stuart Whitman, Inc., a California corporation ("Purchaser"), whereby Seller has agreed to sell and Purchaser has agreed to purchase the Property pursuant to the terms of said Agreement.

     IN WITNESS WHEREOF, the parties have caused this Memorandum of Agreement of Purchase and Sale to be duly executed this ____ day of ___________, 1999.

                                        SELLER:

                                        Argo Federal Savings Bank

                                        By:
                                           ----------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------


                                        PURCHASER:

                                        Stuart Whitman, Inc.

                                        By:
                                           ----------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------

STATE OF
         --------     )
                      ) SS.
-------------         )



     On the ___________ day of ________________ 1999, personally appeared before me __________________, who by me being duly sworn did say, that he is the ________________ of Argo Federal Savings Bank, and that the foregoing instrument has been duly authorized by the and was signed on behalf of the ____________ by ____________ as his and its free and voluntary act for the uses and purposes therein stated.


                                               -----------------------------
                                               Notary Public

STATE OF
         --------     )
                      ) SS.
-------------         )


     On the ______________ day of _________________ 1999, personally appeared before me _____________, who by me being duly sworn did say, that he, the said ____________, is the ____________ of Stuart Whitman, Inc., and that the foregoing instrument has been duly authorized by the Board of Directors of said corporation and was signed on behalf of said corporation by said _____________ as his and its free and voluntary act for the uses and purposes therein stated.



                                               -----------------------------
                                               Notary Public

                               ABSOLUTE NET LEASE

     THIS LEASE made as of June 29, 1999, by and between Stuart Whitman, Inc., or its assigns ("Lessor"), whose address is 9220 Sunset Boulevard, Suite 206, Los Angeles, CA 90069, and Argo Savings and Loan Association, all subsidiaries, parents, and affiliates ("Lessee"), whose address is 7600 West 63rd Street, Summit, Illinois 60501.

                                  WITNESSETH:

     WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated June 10, 1999 (the "Agreement") Lessee as Seller, sold to Lessor, as Purchaser, the Premises, as that term is hereinafter defined; and

     WHEREAS, Lessee acknowledges that, prior to the date hereof, it has been in full and complete possession of the Premises and is fully aware of the condition of the Premises and all portions thereof, and that this demise is on a strictly "AS IS" basis with no representations, warranties, covenants or agreements as to the condition or state of said Premises or any portion thereof being made by the Lessor.

     NOW, THEREFORE, Lessor and Lessee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The following terms shall have the following meanings for all purposes of this Lease:

     "Additional Rental" means all Payment obligations of Lessee hereunder other than Base Rental.

     "Base Annual Rental" means $203,000.00, as adjusted pursuant to the terms herein.

     "Base Monthly Rental" means an amount equal to 1/12 of the Base Annual Rental, subject to the Rent Adjustment as set forth below.

     "Default Rate" means an amount of interest equal to the lesser of the highest permitted annual interest rate Lessor may charge Lessee or 5 % per month.

     "Lease Term" means the period described in Article III.

     "Lease Year" shall be defined as a period of twelve (12) consecutive calendar months; however, the first Lease Year shall commence on the date hereof and expire December 31, 1999.

     "Lessee" shall mean Lessee and its permitted successors and assigns.

     "Premises" means the real property, together with all buildings, structures and site improvements located thereon, at 5818 South Archer, Summit, Illinois, and more particularly described in Exhibit A attached hereto and incorporated herein and all rights, easements and interests appurtenant thereto, including, but not limited to, any streets or public ways adjacent to the Premises and any water and mineral rights, to the extent that the same have been conveyed to Lessor by Lessee pursuant to the terms of the Agreement.

     "Rent" means the aggregate of all sums becoming due and payable under this Lease from the Lessee whether as Base Monthly Rental, Base Annual Rental, Additional Rental, or otherwise.

                                   ARTICLE II

                               DEMISE OF PREMISES

     In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, from Lessor the Premises.

                                   ARTICLE III

                                   LEASE TERM

     The Lease Term shall (i) be for one hundred seventy (170) months; (ii) commence as of the first day of the calendar month following the date hereof ("Commencement Date"); and (iii) expire on the expiration of one hundred seventy
(170) months thereafter, unless sooner terminated or extended as provided in this Lease.

                                   ARTICLE IV

                                   BASE RENTAL

     Lessee agrees to pay to Lessor, or to such other person or entity as Lessor may from time-to-time direct, without demand, deduction, set-off or abatement at such place as Lessor, by notice in writing to Lessee from time to time may direct, at the following rates and times:

                         See Schedule I Attached Hereto

          Base Annual Rental monthly in advance in equal monthly installments (i.e. Base Monthly Rental) on the first day of each calendar month of the Lease Term. One-thirtieth (1/30th) of each monthly payment shall be due and payable for each day of any portion of a month less than a full month, and shall be payable on the first day of such partial month. The monthly rental for the month or portion thereof prior to the Commencement Date beginning from the date of the full execution hereof shall be one-thirtieth (1/30th) of the Base Monthly Rental times the number of days remaining in the month. The Base Monthly Rental for any period less than a full Lease Year following the fourteenth annual anniversary of the commencement date shall be the same as the Base Monthly Rental assessed in the fourteenth Lease Year. If requested by Lessor, Lessee shall establish arrangements whereby each payment of Base Monthly Rental is transferred by wire or other means of transfer directly to Lessor's account as designated from time-to-time by Lessor on or before the first business day of each month during the Lease Term. At Landlord's request Tenant shall provide Landlord with a single payment of Monthly Rental due hereunder aggregated with those due under the Counterpart Leases, as hereinafter defined.

     (b) The Base Annual Rental during the Lease Term, or during any Extension Period, shall increase as set forth on Schedule 1 attached hereto and incorporated herein by this reference.

                                    ARTICLE V

                           RENTAL TO BE NET TO LESSOR

     Lessee recognizes and acknowledges, without limiting the generality of any other term or provision of this Lease, that it is the intent of the parties hereto that the Base Annual Rental to be paid by Lessee to Lessor shall be absolutely net to Lessor; and any and all charges, assessments, impositions and expenses pertaining to or levied against the Premises and any and all portions thereof, including, without limiting the generality of the foregoing, any and all taxes, assessments, general or special, water rates, license fees, fuel costs, steam costs, insurance premiums, utility bills, costs of repair, maintenance (structural or otherwise), operation and restoration of the Premises (including all improvements now or hereafter made thereon and any and every part thereof), shall be included as Additional Rent hereunder, and be the sole and absolute obligations of and paid by Lessee as Lessee's sole and exclusive cost and expense, all as herein and elsewhere more particularly set forth.

                                   ARTICLE VI

                              TAXES AND ASSESSMENTS

     A. Lessee shall pay, as the same become due and prior to delinquency, all taxes and assessments which may be levied, assessed, imposed, or become liens on the Premises or which arose out of the use or occupancy of the Premises, including, without limitation, the following (the "Taxes"):

     (a) All taxes and assessments upon the Premises or any part thereof or the Rent therefrom, or any personal property, equipment, trade fixtures or improvements located in or on the Premises, whether belonging to Lessor or Lessee, which are owing at the commencement of this Lease or shall be assessed or become due during the Lease Term or any tax or charge levied (whether in whole or in part) in lieu of and/or in addition to such taxes and assessments;

     (b) All taxes, charges, license fees or similar fees imposed by reason of the tenancy, use or occupancy of the Premises by Lessee; and

     (c) All excise, transaction, privilege, license, sales, use and other taxes upon the rental or other payments hereunder, the leasehold estate of either party hereto or the activities of either party pursuant to this Lease, except for any tax upon or measured by the income and profits of Lessor.

     B. Lessee shall have the right to contest, in good faith and with due diligence, the validity or amount of any Taxes levied or assessed against the Premises by appropriate legal proceedings which shall have the effect of preventing the collection of the Taxes so contested; provided that:

     (a) At least ten (10) days prior to the last day allowed by law for payment of such Taxes, Lessee shall notify Lessor of Lessee's intention to contest said Taxes;

     (b) To the extent Lessee has not deposited amounts sufficient to assure payment of Taxes, costs, interest and penalties, Lessee shall furnish to Lessor such security as Lessor or its mortgagee may require to assure payment of all Taxes and any costs, interest and penalties which may be or become payable in the event and to the extent that such contest shall be unsuccessful;

     (c) Such proceedings shall not endanger Lessor's interest in the Premises; and

     (d) Whether such proceedings are brought in the name of Lessee or Lessor, Lessee shall indemnify and hold harmless the Lessor from any liability for the payment of any costs or expenses in connection therewith.

                                   ARTICLE VII

                                    UTILITIES

     Lessee shall contract, in its own name, for and pay when due, all charges in connection or use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Premises during the Lease Term. Under no circumstances shall Lessor be responsible or liable for any interruption, termination or the lack or quality of any utility service.

                                  ARTICLE VIII

                                    INSURANCE

     Lessee shall maintain, at its sole cost and expense, the following types and amounts of insurance insuring Lessee, and naming as additional insureds Lessor, and the holder(s) of any mortgage or deed of trust encumbering the Premises (which insurance may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as Lessor may from time-to-time reasonably require:

     (a) Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if the Premises are in a flood hazard area), earthquake (if the Premises are in an area subject to destructive earthquake within recorded history), boiler explosion (if there is any boiler upon the Premises), sprinkler damage (if the Premises have a sprinkler system), all matters covered by a standard extended coverage endorsement and such other risks as Lessor may reasonably require, insuring the Premises, and all improvements thereon for not less than 100% of their full replacement cost for the Premises and all other premises leased under the Counterpart Leases. Any insurance policy or policies shall designate Lessor and Lessee as the named insureds as their interest may appear and shall be payable as set forth in Article XVII.

     (b) Comprehensive public liability and property damage insurance, including a products liability clause, against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including, without limitation, any liability arising out of the ownership, maintenance, repair, condition or operation of the Premises or adjoining ways, streets or sidewalks. Such insurance policy or policies shall contain a "waiver of subrogation" clause or endorsement which precludes the insurer from denying the claim of either Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $2,500,000 per injury and occurrence and not less than $5,000,000 in the aggregate, with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

     (c) Worker's compensation, employer's liability and such other insurance as may be necessary to comply with applicable laws.

     (d) Loss of rents or business interruption insurance in the amount of at least one and one-half times the Base Annual Rental.

          The form of each policy of insurance shall:

               (i) Provide for a waiver of subrogation by the insurer as to claims against Lessor, its partners (limited and general) employees, directors, officers and agents;

               (ii) Provide that such insurance cannot be canceled, invalidated or suspended on account of the conduct of Lessor, its officers, directors, employees, agents and any other party acting by, through or under Lessor;

               (iii) Contain a standard (i.e. without contribution) mortgage clause endorsement in favor of the holder(s) of any mortgage or deed of trust covering the Premises if designated by Lessor;

               (iv) Provide that the policy of insurance shall not be terminated without not less than 30 days' prior written notice to Lessor and to any lender covered by any standard mortgage clause endorsement;

               (v) Provide that the insurer shall not have the option to restore the Premises if Lessor elects to terminate this Lease in accordance with the terms hereof; and

          (e) All of Lessee's insurance shall be issued by insurance companies having a rating in Best's Insurance Guide of Class VI or better, and acceptable to Lessor and its lender with a deductible of no more than $5,000 and acceptable to Lessor's lender.

          (f) Lessee shall provide to Lessor and any lender designated by Lessor, certificates of insurance or copies of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times.

     In addition, Lessee shall carry insurance of a type and in amounts typical of similarly sized savings and loan associations addressing operations of a financial institution.

                                   ARTICLE IX

                           TAXES AND INSURANCE IMPOUND

     For so long as Landlord's lender shall require a deposit of taxes, assessments, or insurance premiums, or at any other time as Tenant shall fail to timely pay any of the foregoing, in addition to Landlord's other rights and remedies hereunder, Lessee shall pay to Lessor such sums as Lessor reasonably determines which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and insurance premiums. Lessor will estimate the amounts needed for such purposes and will notify Lessee to pay the same to Lessor in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Lease. Should additional funds be required at any time, Lessee shall pay the same to Lessor on demand. Interest or other gains from such funds, if any, shall remain in the impound account and either applied to the amounts to be paid for taxes, assessments, or insurance premiums or, if not needed for that purpose, will reduce the monthly impound amount for the following year. In the event of any Default (as that term is defined in Article XVIII), Lessor may apply all such funds against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impound funds received from Lessee.

                                    ARTICLE X

                            YEAR 2000 REPRESENTATION

     Lessee represents to Lessor that it has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Lessee may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Lessee believes that the "Year 2000 Problem" will not have a material adverse effect on Lessee or its operation of the Premises. From time to time, at the request of the Lessor, Lessee shall provide to the Lessor such updated information or documentation is requested regarding the status of its efforts to address the Year 2000 Problem.

                                   ARTICLE XI

                                       USE

     Lessee shall use the Premises solely for the operation of a federally insured financial institution, and the operations by wholly owned subsidiary companies thereof of incidental uses traditionally attendant to financial institutions, savings and loan operating under the trade name and business style of Argo Federal Savings and for no other use without Lessor's prior written consent, which consent will not be unreasonably withheld. Lessor may consider the following, in addition to and not in limitations of other criteria, in determining whether to grant its consent to a change in use without being deemed to be unreasonable: (a) whether the proposed Rent to be paid to Lessor is reasonable considering the converted use of the Premises and the customary rental prevailing in the community for such use; (b) whether the converted use will be consistent with the highest and best use of the Premises in the discretion of Lessor reasonably exercised; and (c) whether the converted use will increase Lessor's risks or decrease the residual value of the Premises.

                                   ARTICLE XII

                              COMPLIANCE WITH LAWS

     A. Lessee's use and occupation of the Premises shall not be in violation of any governmental requirement, law, ordinance, statute, ruling or the like applicable to the Lessee, the Premises or the use thereof, including without limitation, the Americans with Disabilities Act and any local, state, or federal environmental requirement, law, ordinance, statute or ruling related to Hazardous Substances (as hereinafter defined). Lessee shall, at Lessee's sole cost and expense, also comply with all applicable directions, rules and regulations of the fire marshall, health officers, building inspector or other proper officers of any governmental agency having jurisdiction.

     B. Lessee shall not create, store or release or allow the creation, storage or release of any Hazardous Substances on the Premises, and if the use of the Premises shall be changed in accordance with the provisions of this Lease, Lessee shall not create, store or release or allow the creation, storage or release of any additional Hazardous Substances on the Premises without the prior consent of Lessor, such consent not to be unreasonably withheld or delayed. "Hazardous Substances " shall mean: Any substance or material on the Premises defined or designated as hazardous or toxic waste, hazardous or toxic materials, a hazardous or toxic substance, or other similar term by any federal, state or local environmental statute, regulation or ordinance presently in effect.

     C. In addition to all other provisions of this Lease regarding indemnification and holding Lessor harmless, Lessee agrees to indemnify and hold Lessor and the holder(s) of any mortgage or deed of trust encumbering the Premises harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings, costs and expenses (including, without limitation, reasonable attorneys' fees) arising directly or indirectly from, out of, or in any way connected with (i) the presence of any Hazardous Substances on or off the Premises or any portion thereof; (ii) any violation of any local, state or federal environmental law, regulation, ordinance or administrative or judicial order relating to Hazardous Substances, attributable to events occurring before or after the Commencement Date.

                                  ARTICLE XIII

                                   MAINTENANCE

     A. Lessee hereby accepts the Premises "AS IS," with no representation or warranty of Lessor as to the condition thereof.

     B. Lessee shall at all times, at its sole cost and expense, maintain, repair and replace, as necessary, the Premises, including all portions of the Premises, whether or not the Premises were in such condition upon the commencement of this Lease.

     C. Lessee shall maintain, the Premises as a first-class financial institution and from time-to-time, do such renovation, restoration, refurbishing and remodelling as shall be reasonably necessary to maintain the Premises in a condition and style then current for similarly sized/located financial institution. Lessee shall not permit maintenance obligations to be deferred.

     D. Lessor shall have free access to the Premises from time to time to confirm Lessee's compliance with the terms of this Article XIII and the balance of the terms of this Lease.

                                   ARTICLE XIV

                                   ALTERATIONS

     Lessee shall not commit actual or constructive waste upon the Premises, or alter the exterior or structural elements or the interior of the Premises in any manner without the prior written consent of Lessor. Any work at any time commenced by Lessee on the Premises shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease. Any addition to or alteration of the Premises shall be deemed a part of the Premises and belong to Lessor at the expiration of the Lease Term.

                                   ARTICLE XV

                                 INDEMNIFICATION

     Lessee, shall indemnify and hold harmless Lessor and Lessor's general and limited partners, officers, employees, lender(s) and agents, from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, costs and expenses, including attorneys I fees, caused by, incurred or resulting from its operation of or relating in any manner to the Premises, whether relating to their original design or construction, latent defects, alteration, maintenance, use by Lessee or any person thereon, supervision or otherwise, or from any breach of, default under or failure to perform any term or provision of this agreement by Lessee, its officers, employees, agents or other persons. It is expressly understood that Lessee's obligations under this Article shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE XVI

                                 QUIET ENJOYMENT

     So long as Lessee shall pay rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part therein contained, Lessor covenants that Lessee, subject to Lessor's rights herein, shall have the right to the peaceful and quiet use and occupancy of the Premises.

                                  ARTICLE XVII

                           CONDEMNATION OR DESTRUCTION

          (a) In case of a taking of all or any part of the Premises or the commencement of any proceedings or negotiations which might result in a taking, for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Lessor, Lessee and those authorized to exercise such right ("Taking"), Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such Taking. Lessee may prosecute, if permissible under the appropriate law of the jurisdiction, any award, compensation or damages resulting from a Total Taking, as that term is hereinafter defined, to which it is entitled but shall not have the right to Lessor's award, compensation or damages.

          (b) In case of a Taking of a whole of the Premises, other than for temporary use ("Total Taking"), this Lease shall terminate as of the date of such Total Taking and all Rent and other charges shall be apportioned and paid to the date of such Total Taking. Total Taking shall include a taking of substantially all the Premises if in the reasonable judgment of Lessor the remainder of the Premises is not useable and/or cannot be made useable for the purposes provided herein. Lessor shall be entitled to the entire award, compensation, or damages whether such award is made as compensation for dimunition in the value of the fee or leasehold, and Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to any such award.

          (c) In case of a temporary use of the whole or any part of the Premises by a Taking, this Lease shall remain in full force and effect, without any reduction of rent or any other sums payable hereunder. Lessee shall be entitled to the entire award for such Taking, whether paid by damages, rent or otherwise, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of the Lease, in which case the award made for such Taking shall be apportioned between Lessor and Lessee as of the date of expiration. At the termination of any such use or occupation of the Premises, Lessee will, at its own cost and expense, promptly commence and complete the restoration of the Premises. Lessee shall not be required to make the restoration if the term of this Lease shall expire prior to, or within one year after, the date of termination of the temporary use so taken, and in such event, Lessor shall be entitled to recover all damages and awards arising out of the failure of the condemning authority to repair and restore the building at the expiration of such temporary taking.

          (d) In the event of (i) a Taking of less than all of the Premises other than a temporary use ("Partial Taking"); or (ii) of damage or destruction to all or any part of the Premises, all awards, compensation or damages shall be paid to Lessor, and Lessor shall have the option to terminate this Lease by notifying Lessee in writing within 60 days after Lessee gives Lessor notice of such damage or destruction or that title has vested in the taking authority. Lessee shall thereupon have a period of 60 days in which to elect in writing to continue this Lease on the terms herein provided. If Lessee does not elect to continue this Lease or shall fail during such 60day period to elect to continue this Lease, then this Lease shall terminate as of the last day of the month during which such period expired. Lessee shall then immediately vacate and surrender the Premises, all obligations of either party hereunder shall cease as of the date of termination and all such awards, compensation or damages shall be paid to Lessor and Lessor shall be under no obligation make any payment therefrom to Lessee. If Lessor does not elect to terminate this Lease, or if Lessor so elects but Lessee elects to continue this Lease, then this Lease shall continue on the following terms: Rental and other sums due under this Lease shall continue unabated, and Lessee shall promptly commence and diligently prosecute restoration of the Premises to the same condition, as nearly as practicable, as prior to such partial condemnation, damage or destruction as approved by Lessor in its sole discretion. Lessor shall promptly make available in installments as restoration progresses an amount equal to any award, compensation or damages received by Lessor, (or if stemming from an event prior to the commencement of this Lease for which Lessor has an established construction escrow, from the amount held in said escrow), upon written request of Lessee accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly a part of such costs and that there are no mechanics' or similar liens for labor and materials theretofore supplied in connection with the restoration. Lessor shall be entitled to keep any portion of such award, compensation or damages which may be in excess of the cost of restoration, (unless the balance is from an existing construction escrow, as set forth above), and Lessee shall bear all additional costs, fees and expenses of such restoration in excess of the amount of any such award, compensation or damages.

          (e) Notwithstanding the foregoing, if at the time of any Taking or at any time thereafter Lessee shall be in Default, such Default shall be continuing, Lessor is hereby authorized and empowered, in its name or in Lessee's name, and on behalf of Lessee or otherwise, to file and prosecute Lessee's claim, if any, for an award on account of any Taking and to collect such award and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such Default and any other then existing Default.

                                  ARTICLE XVIII

                              DEFAULT AND REMEDIES

          (a) Each of the following shall be deemed a breach of this Lease and a default ("Default") by Lessee:

               (i) If any material representation or warranty of Lessee herein or the Seller in the Agreement was false when made, or in the event that any such representation or warranty is continuing and becomes false at any time, or if Lessee renders any false statement or account;

               (ii) If any Rent due remains unpaid for five (5) days after the due date thereof;

               (iii) If Lessee becomes insolvent, makes a general assignment for the benefit of creditors, seeks or consents to the appointment of a trustee or liquidator, shall dissolve or liquidate all or a material portion of its assets, performs any act of bankruptcy or is not generally paying its debts as the same become due;

               (iv) If Lessee fails to perform any of the covenants, conditions or obligations of this Lease;

               (v) If Lessee ceases to operate financial institution activities at the Premises;

               (vi) If there is a breach, default, termination or expiration under any of those leases shown on Exhibit B attached hereto ("Counterpart Leases").

          (b) If any breach or default does not involve the payment of any rental or other monetary sum, is not willful or intentional, does not place any rights or property of Lessor in immediate jeopardy, is not known to Lessee (unless Lessor has given Lessee notice thereof) and is within the reasonable power of Lessee to cure within 20 days after notice thereof (all as determined by Lessor in its reasonable discretion), then such event shall not constitute a default hereunder, unless otherwise expressly provided herein, until Lessor shall have given Lessee notice thereof and a period of twenty (20) days shall have elapsed, during which period Lessee may correct or cure such event, upon failure of which a Default shall be deemed to have occurred hereunder without further notice or demand of any kind. If any breach or default cannot reasonably be cured with the 20-day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such breach or default, then Lessee shall, after receiving notice specified herein, have a reasonable period as determined by the Lessor to cure such breach or default.

          (c) In the event of any breach or default, and without any notice, except, if applicable, the notice required under certain circumstances by paragraph (b) above or such other notice as may be required by law and cannot be waived by Lessee (all other notices being hereby waived), Lessor shall be entitled to exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity, including, without limitation, any one or more of the following:

               (i) To terminate this Lease;

               (ii) To re-enter and take possession of the Premises or any part thereof (which re-entry shall not operate to terminate this Lease unless Lessor expressly so elects), of any or all personal property or fixtures of Lessee upon the Premises, and of all franchises, licenses, permits and other rights or privileges of Lessee pertaining to the use and operation of the Premises, if any and if assignable;

               (iii) To seize all personal property and fixtures upon the Premises which Lessee owns or in which it has an interest, in which Lessor shall have a landlord's lien and is hereby granted a security interest, and to dispose thereof in accordance with laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at the cost of Lessee;

               (iv) To relet the Premises or any part thereof for such term or terms (including a term which extends beyond the original term of this Lease), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the rentals and other sums due from Lessee in such order as Lessor may, in its sole discretion, determine, with Lessee remaining liable for any deficiency;

               (v) To recover from Lessee an amount equal to the difference between the rentals and such other sums (including all sums required to be paid by Lessee, such as taxes and insurance) to be received from the date of such Default to the expiration of the original term hereof and the reasonable long term rental value of the Premises for the same period; and/or

               (vi) To recover from Lessee all expenses, including attorneys' fees, reasonably paid or incurred by Lessor as a result of such breach.

               In addition, in the event of any Default by Lessee, Lessor may, but shall not be obligated to, immediately or at any time thereafter, and without notice, except as required herein, correct such Default for the account and at the expense of Lessee. Any sum or sums so paid by Lessor, together with interest at the Default Rate and all costs and damages, shall be deemed to be additional Rent hereunder and shall be immediately due from Lessee to Lessor. If any Default or threatened Default by Lessee of any of the agreements, terms, covenants, or conditions contained in this Lease shall occur, Lessor shall be entitled to enjoin such Default or threatened Default and shall have the right to invoke any right or remedy allowed at law or in equity, or by statute or otherwise, as though re-entry summary proceedings and other remedies were not provided for in this Lease.

                                   ARTICLE XIX

                           MORTGAGE AND SUBORDINATION

     A. Lessee shall keep the Premises free from any liens for work performed, materials furnished or obligations incurred by Lessee. Lessee shall do all things necessary to prevent the filing of any mechanic's or other liens against the Premises or the interest of Lessor or any ground or underlying lessors thereof, or the interest of any mortgagees or holders of any deeds of trust covering any portion of the Premises by reason of any work, labor, services, or materials performed or supplied or claimed to have been performed for or supplied to Lessee or anyone holding the Premises, or any part thereof, by, through or under Lessee. If any such lien shall at any time be filed, Lessee shall either cause the same to be vacated and canceled of record within ten (10) days after the date of filing thereof or, if Lessee in good faith determines that such lien should be contested, Lessee shall furnish such security, by surety bond or otherwise, as may be reasonably necessary or be prescribed by law to release the same as a lien and to prevent any foreclosure of such lien during the pendency of such contest. If Lessee shall fail to vacate or release such lien in the manner and within the time period aforesaid, such failure shall be a Default, and in addition to all other rights and remedies available to Lessor resulting therefrom, Lessor may, but shall not be under any obligation to, vacate or release said lien either by paying the amount claimed to be due, or by procuring the release of such lien by giving security or in such other manner as may be prescribed by law. Lessee shall reimburse Lessor, upon demand, all sums disbursed or deposited by Lessor pursuant to the foregoing provisions of this paragraph, including Lessor's costs and expenses and reasonable attorneys' fees incurred in connection therewith, with interest thereon at the Default Rate. However, nothing contained herein shall imply consent or be construed as an agreement on the part of Lessor or any ground or underlying lessors, or mortgagees, or holders of deeds of trust covering any portion of the Premises, to subject their respective estates or interests to liability under any mechanic's or other lien law, whether or not the performance or the furnishing of such work, labor, services or materials to Lessee or anyone holding the Premises, or any part thereof, through or under Lessee, shall have been consented to by Lessor or any of such parties.

     B. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE ANY LIEN, MORTGAGE, DEED OF TRUST OR ENCUMBRANCE OF ANY KIND

UPON ALL OR ANY PART OF THE PREMISES OR LESSEE'S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID UNLESS LESSOR SHALL FIRST CONSENT IN WRITING TO EACH SAID ENCUMBRANCE. As a condition precedent for Lessor considering any such consent, which may be withheld by Lessor in its sole and absolute discretion, Lessee shall submit to Lessor, not less than thirty (30) days prior to the effective date of the proposed encumbrance (including a hypothecation), all documents proposed to be used in connection therewith plus a commitment for an endorsement to the Lessor's Owner's Title Policy, affirmatively ensuring that if the proposed encumbrance is consented to by Lessor and is subsequently an encumbrance on the Lessee's leasehold interest, the interest of the Lessor in the Premises is not otherwise affected and continues to be paramount to the interest of the Lessee and any party claiming by, through or under Lessee. A further condition precedent is the obligation of the Lessee to pay all fees, costs, charges and expenses incurred by Lessor in connection with any proposed encumbrance (including reasonable attorneys' fees) whether or not consent thereto is given.

     C. This Lease at all time shall be subordinate to the lien of any ground leases, mortgage, mortgages, trust deed or trust deeds now or hereafter placed upon the Premises by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any such ground lease, mortgage, mortgages or proposed mortgages, or trustees under the trust deeds, upon the condition that Lessee shall have the right to remain in possession of the Premises under the terms of this Lease, notwithstanding any default in any such mortgage, mortgages, trust deed or trust deeds, or after foreclosure thereof, so long as Lessee is not in default beyond any applicable grace period under any of the covenants, conditions and agreements contained in this Lease.

     D. (i) If any mortgagee or trustee elects to have this Lease and the interest of Lessee hereunder be superior to any such interest or right and evidences of such election by notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such mortgage or trust deed, whether this Lease was executed before or after such mortgage or trust deed and in that event, such mortgagee or trustee shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of the mortgage or trust deed and has been assigned to such mortgagee or trustee.

          (ii) Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within ten
(10) days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney-in-fact and in its name, place and stead so to do.

          (iii) Lessee shall give written notice to any mortgage lender having a recorded security instrument upon the Premises or any part thereof of any breach or default by Lessor of any of its obligations under this Lease and to give such mortgage lender at least 60 days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto. Lessee shall provide Lessee's most recent audited financial statements upon request to Lessor or any mortgage lender and to certify the continuing accuracy of such financial statements in such manner as Lessor or such mortgage lender may request.

                                   ARTICLE XX

                              ESTOPPEL CERTIFICATE

     At any time, and from time to time, Lessee and Lessor agree to promptly, and in no event later than fifteen (15) days after a request in writing from the other, to execute, acknowledge and deliver to the party so requesting a statement in writing, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rental and other charges have been paid and such other information and/or confirmation as Lessor or Lessee may reasonably request.

                                   ARTICLE XXI

                            ASSIGNMENT AND SUBLETTING

     A. Lessor shall have the right to sell or convey the Premises subject to this Lease or to assign the right, title and interest as Lessor under this Lease, in whole or in part. In the event of any such sale or assignment other than a security assignment, Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

     B. Lessee acknowledges that as an inducement to enter into this Lease, Lessor has relied both on the business experience and creditworthiness of Lessee and the particular purpose for which Lessee intends to use the Premises, therefore, Lessee shall not assign, this Lease or any interest therein, or sublet all or any part of the Premises, without the prior written consent of Lessor. Lessor may withhold or condition such consent upon such matters as Lessor may, in its sole discretion, determine, including, without limitation, the following criteria: experience and creditworthiness of the assignee; the assumption by the assignee of all of Lessee's obligations hereunder by undertakings enforceable by Lessor; the transfer to such assignee of all necessary licenses to continue operating the Premises for the purposes herein provided; receipt of such representations and warranties from such assignee as Lessor may request, including such matters as its organization, existence, good standing and finances and other matters, whether or not similar in kind; whether or not Lessee seeks to assign any or all Leases of the Counterpart Leases to the same proposed Assignee, and the payment by the Lessee of all fees, costs, charges and expenses incurred by Lessor in connection with any proposed assignment or subletting, including reasonably attorneys' fees, whether or not consent to such requested assignment or subletting is given. If consent is given to an assignment (but not a sublease), an amendment to the Lease shall be entered into whereby the Base Annual Rental shall be increased, as of the date the assignment is to become effective to an amount equal to 125% of the then-current Base Annual Rental, due and payable from the assignee.

     C. No such assignment or subletting shall relieve the original Lessee or any prior assignee of their obligations under this Lease; provided, however, if such proposed assignee has a net worth, business reputation, and operating experience reasonably acceptable to Lessor, said successor properly assumes this Lease, and Lessee is not in default hereunder, then Lessor shall release Lessee hereunder upon proper documentation. Lessee shall be required to pay all costs incurred by Lessor in considering such assignment and release prior to Lessor consenting hereunder. Lessor's consent to an assignment, or to a release of Lessee, shall not require Lessor to similarly consent for any future assignments or requests for release of Lessee.

     D. Lessor consents to those leases listed on Exhibit C ("Subleases") which currently affect the Premises, subject to the effective subordination of the Subleases to this Lease.

                                  ARTICLE XXII

                                 OPTION TO RENEW

     A. Lessee (provided there is no Default at the time of exercise or at the expiration of the Lease Term or, if applicable, the then-current extension of the Lease Term) shall have the option to continue this Lease in effect for three additional independent periods, the first for ten Lease Years and the final two for five Lease Years each ("Extension Period").

     B. In the event the option to renew is exercised, then during said Extension Period, all terms, conditions, covenants, representations, warranties and obligations herein contained shall remain in full force and effect, provided, however, if Lessee shall have exercised its third Extension Period, there shall be no further right to so renew, and provided that Base Annual Rental shall adjust pursuant to Paragraph D below.

     C. Lessee shall exercise such renewal option by giving written notice to Lessor of such exercise not more than two hundred seventy (270) days nor less than two hundred ten (210) days prior to the expiration of the Lease Term, or if applicable, the then-current extension of the Lease Term.

     D. Base Annual Rent for any extended term will be at the greater of Market Rent or the scheduled rent shown for such Extension Period on Schedule 1 attached. For purposes of this Lease, Market Rental shall mean the rent agreed upon by Lessor and Lessee, or if they are unable to reach agreement within fifteen (15) days from the date Lessee elects the Extension Period ("Agreement Period"), then the rent determined as fair rental value by an MAI appraiser with at least five (5) years experience in appraising commercial rental real estate of similar type in the general geographic area of the Premises, which appraiser has been agreed upon by Lessor and Lessee, and who has been instructed to determine a fair rental value for the Premises as used for its highest and best use, and not necessarily that of a financial institution. If Lessor and Lessee cannot jointly agree upon on an appraiser within fifteen (15) days of the expiration of the Agreement Period ("Joint Appointment Period"), then each of Lessee and Lessor shall select an independent MAI appraiser meeting the aforesaid criteria within fifteen (15) days of the expiration of the Joint Appointment Period ("Selection Period") and those two appraiser shall select a third appraiser within fifteen (15) days of the expiration of the Selection Period, and each of the three appraisers shall render an appraisal of market rent for the Premises within thirty (30) days of the Selection Period. The average rental of the two appraisers closest in amount to each other shall be the Market Rent. Should Lessor or Lessee fail to timely select an appraiser, the appraisal of the solely selected appraiser shall control. Lessor and Lessee shall pay the costs of their selected appraiser, and evenly divide any pay for the cost of any third appraiser or jointly approved appraiser.

                                  ARTICLE XXIII

                     HAZARDOUS MATERIALS SITE INVESTIGATION

     Lessee shall, at its sole cost and expense, cause a party reasonably acceptable to Lessor to conduct a Level I Hazardous Materials Site Investigation (Level 1 Audit), as often as is required by the Environmental Protection Agency or other governmental or regulatory body with authority to so request, or as reasonably requested by Lessor, which Level 1 Audit shall complete at least the following tasks at the Premises:

          (i) Review available materials that could indicate potential environmental impairment. Such materials should include topographic maps, air photos, boring logs and other references.

          (ii) Conduct a physical site examination to include an inspection for unusual land colorations, odors, and physical irregularities as well as underground or above-ground tanks, and an evaluation of current land use. Neighboring land owners are to be contacted to determine actual historical site use.

          (iii) Contact local and state health and environmental agencies to determine if any hazardous materials incidents have occurred in the area, including recorded or known landfill sites, or the occurrence of any hazardous material event (spill, storage, discharge, etc.).

          (ix) Adjacent properties are to be surveyed for current land use conditions that may adversely affect the subject property including, underground or above-ground storage tanks, manufacturing sites, landfills, etc.

          (v) A summary report will be prepared to the Lessor, indicating the contacts made, data findings, photographs, and other pertinent information and recommendations for a detailed (Level 2) site investigation if significant evidence exists that hazardous substances may have been released at or in close proximity to any of the Sites. If a Level 2 site investigation is recommended, Lessee shall perform that investigation and shall perform all clean up activities recommended therein as soon thereafter as reasonable.

                                  ARTICLE XXIV

                                     NOTICES

     All notices, demands, requests, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and shall be deemed to have been properly given if sent by either
(i) registered or certified mail, postage prepaid; (ii) by a recognized national overnight courier service (e.g. Federal Express) with instructions and payment for next business day delivery; (iii) by personal delivery; or (iv) confirmed facsimile transmission to the parties at the addresses hereinafter set forth and/or to such other address as either party may give notice pursuant to this section from time-to-time. All notices shall be deemed received and effective on the first to occur of the following: (i) delivery; (ii) refusal of deliver; or
(iii) the third business day after posting or delivery to the courier service; or (iv) receipt of confirmed facsimile transmission.

          If to Lessor:                 Stuart Whitman, Inc.
                                        749 San Ysidro Rd.
                                        Montecito, CA 93108
                                        Attn: Stuart Whitman, President

          With copy to:                 The Bicek Group
                                        1413 Sherman Road
                                        Suite 40
                                        Romeoville, Illinois 60446
                                        Attn: Robert Bicek

          and to:                       Jeffrey J. Stahl, Esq.
                                        Stahl Brashler LLC
                                        20 East Jackson Blvd.
                                        Suite 1600
                                        Chicago, Illinois 60604

          If to Lessee:                 Argo Bancorp, Inc.
                                        7600 West 63rd Street
                                        Summit, Illinois 60501
                                        Attn: John G. Yedinak, Chairman

          with copy to:                 James Kemp, Esq.
                                        Kemp, Grzelakowski & Lorernzini, Ltd.
                                        1900 Spring St.
                                        Suite 500
                                        Oak Brook, IL 60523
                                        (630) 571-7711
                                        (630) 571-7755

                                   ARTICLE XXV

                                  HOLDING OVER

     If Lessee remains in possession of the Premises after the expiration of the Lease Term, Lessee may be deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums at the rate of 200 % of the amounts herein provided and to comply with all of the terms of this Lease; provided that nothing herein nor the acceptance of Rent by Lessor shall be deemed a consent to such holding over.

                                  ARTICLE XXVI

                                  LESSOR'S LIEN

     Lessor shall have a landlord's lien upon all furnishings, fixtures, equipment, decorations, supplies, accessories and other personal property which Lessee owns or in which it has an interest located on the Premises, to secure the payment of all Rent and the performance of all other obligations of Lessee under this Lease; provided however, Lessor, upon request of Lessee, shall subordinate this interest upon and subject to such terms and conditions as Lessor may, from time-to-time, reasonably determine.

                                  ARTICLE XXVII

                          REMOVAL OF LESSEE'S PROPERTY

     At the expiration or sooner termination of the Lease Term if Lessee is not then in Default hereof, Lessee may and shall remove from the Premises all personal property belonging to Lessee.

Lessee shall repair any damage caused by such removal and shall leave the Premises (including all buildings thereon) broom clean and in good condition and repair.

                                 ARTICLE XXVIII

                              FINANCIAL STATEMENTS

     Within ninety (90) days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor (i) complete financial statements of Lessee including a balance sheet, profit and loss statement, statement of changes in financial condition and all other related schedules for the fiscal period then ended; and
(ii) income statements for the business at the Premises showing profits and losses for the fiscal period then ended. All such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied from period to period, and shall be audited by an independent Certified Public Accountant reasonably acceptable to Lessor. In the event that Lessee's property and business at the Premises is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the profits and losses, assets and liabilities pertaining to the Premises with the basis for allocation of overhead of other charges being clearly set forth.

                                  ARTICLE XXIX

                               LESSOR'S LIABILITY

     Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed (such agreement being a primary consideration for the execution of this Lease by Lessor) that there shall be absolutely no personal liability on the part of Lessor or any partner, shareholder, officer, director or employee of Lessor, or their successors or assigns with respect to any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the interest of the Lessor for the satisfaction of each and every remedy of the Lessee in the Premises and no other property, interest or assets of the Lessor whatsoever in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exception whatsoever.

                                   ARTICLE XXX

                                CONSENT OF LESSOR

     Lessor shall have no liability for damages resulting from Lessor's failure to give any consent, approval or instruction reserved to Lessor, Lessee's sole remedy in any such event being an action for injunctive relief.

                                  ARTICLE XXXI

                              WAIVER AND AMENDMENT

     No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

                                  ARTICLE XXXII

                                  JOINT VENTURE

     None of the agreements contained herein, is intended, nor shall the same be deemed or construed, to create a partnership between Lessor and Lessee, to make them joint venturers, nor to make Lessor in any way responsible for the debts or losses or Lessee.

                                 ARTICLE XXXIII

                                    CAPTIONS

     Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

                                  ARTICLE XXXIV

                                  SEVERABILITY

     The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed herein.

                                  ARTICLE XXXV

                             CONSTRUCTION GENERALLY

     This is a long-term commercial lease between entrepreneurs which has been entered into by both parties in reliance upon the economic and legal bargains contained herein. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Time is of the essence in the performance of obligations and exercise of any options herein contained.

                                  ARTICLE XXXVI

                                 OTHER DOCUMENTS

     Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Lease.

                                 ARTICLE XXXVII

                                 ATTORNEYS' FEES

     In the event of any judicial or other adversarial proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled.

                                 ARTICLE XXXVIII

                       ENTIRE AGREEMENT AND INCORPORATION

     This Lease, and any other instruments or agreements referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Each and every of the recitals set forth on Page 1 are hereby incorporated as if fully re-written.

                                  ARTICLE XXXIX

                                  COUNTERPARTS

     This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the year and day first above written.

                                        LESSOR:

                                        STUART WHITMAN, INC.,
                                        a California corporation

                                        By: /s/ STUART WHITMAN
                                            ------------------------------------
                                            Its: President
                                                 -------------------------------

                                        LESSEE:

                                        ARGO FEDERAL SAVINGS BANK, F.S.B.,
                                        a federal savings bank

                                        By: /s/ JOHN G. YEDINAK
                                            ------------------------------------
                                            Its:
                                                 -------------------------------

                                   EXHIBIT A

                               LEGAL DESCRIPTION

File No.: 99006242

PARCEL 1:

LOT 1 IN OCF RESUBDIVISION OF PART OF LOT 1 IN ROBERT BARTLETT'S INDUSTRIAL SUBDIVISION NO. 1, BEING A SUBDIVISION OF PART OF THE WEST 1/2, LYING WEST OF ARCHER AVE., IN SECTION 13, TOWNSHIP 38 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT OF RESUBDIVISION THEREOF, RECORDED DECEMBER 7, 1988 AS DOCUMENT 88565122 IN COOK COUNTY, ILLINOIS.

PARCEL 2:

EASEMENT FOR THE BENEFIT OF PARCEL 1 AFORESAID, AS CREATED BY QUICK CLAIM DEED DATED NOVEMBER 30, 1988 AND RECORDED DECEMBER 28, 1988 AS DOCUMENT 88594693 MADE BY OWENS-CORNING FIBERGLAS CORPORATION, A DELAWARE CORPORATION, TO LAURA
L. KRACKE FOR INGRESS AND EGRESS OVER THAT PART OF LOT 1 IN ROBERT BARLETT'S INDUSTRIAL SUBDIVISION NUMBER 1, A SUBDIVISION OF PART OF THE WEST 1/2 LYING WEST OF ARCHER AVENUE, OF SECTION 13, TOWNSHIP 38 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF, RECORDED SEPTEMBER 7, 1945 AS DOCUMENT 13592315, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH EAST CORNER OF SAID LOT 1; THENCE NORTH 15 DEGREES, 27 MINUTES, 00 SECONDS EAST, ALONG THE SOUTHEASTERLY LINE OF SAID LOT 1(BEING ALSO THE NORTHWESTERLY LINE OF SOUTH ARCHER AVENUE) 115.11 FEET TO THE POINT OF BEGINNING OF THE FOLLOWING DESCRIBED TRACT; THENCE NORTH 79 DEGREES, 08 MINUTES, 19 SECONDS WEST, 74.66 FEET; THENCE NORTH 88 DEGREES, 49 MINUTES, 12 SECONDS WEST, 202.05 FEET; THENCE NORTH 00 DEGREES, 43 MINUTES, 32 SECONDS EAST, 19.59 FEET; THENCE NORTHEASTERLY 11.09 FEET ALONG THE ARC OF A CIRCLE CONVEX TO THE SOUTH EAST HAVING A RADIUS OF 18.74 FEET AND WHOSE CHORD BEARS NORTH 21 DEGREES, 14 MINUTES, 16 SECONDS EAST 10.92 FEET; THENCE NORTH 00, TOWNSHIP 02 NORTH, RANGE 14 EAST, 30.18 FEET; THENCE NORTHEASTERLY 19.27 FEET ALONG THE ARC OF A CIRCLE CONVEX TO THE NORTH WEST, HAVING A RADIUS OF 43.47 FEET AND WHOSE CHORD BEARS NORTH 10 DEGREES, 35 MINUTES, 03 SECONDS EAST 19.11 FEET; THENCE NORTH 21 DEGREES, 43 MINUTES, 57 SECONDS EAST, 28.96 FEET; THENCE NORTH 42 DEGREES, 14 MINUTES, 14 SECONDS EAST, 62.43 FEET; THENCE NORTHEASTERLY
31.52 FEET, ALONG THE ARC OF A CIRCLE CONVEX TO THE NORTHWEST HAVING A RADIUS OF 244.80 FEET AS DOCUMENT WHOSE CHORD BEARS NORTH 49 DEGREES, 33 MINUTES, 05 SECONDS EAST, 31.49 FEET; THENCE NORTHEASTERLY 31.50 FEET ALONG THE ARC OF A CIRCLE CONVEX TO THE NORTHEAST, HAVING A RADIUS OF 50.00 FEET, AND WHOSE CHORD BEARS NORTH 71 DEGREES, 22 MINUTES, 43 SECONDS EAST, 30.98 FEET, THENCE SOUTHEASTERLY 29.66 FEET; THENCE SOUTH 15 DEGREES, 25 MINUTES, 29 SECONDS WEST,
14.14 FEET; THENCE NORTH 76 DEGREES, 19 MINUTES, 12 SECONDS WEST 9.09 FEET TO A POINT OF CURVATURE; THENCE NORTHWESTERLY 16.23 FEET ALONG THE ARC OF A CIRCLE TANGENT TO THE LAST DESCRIBED LINE CONVEX TO THE NORTHEAST AND HAVING A RADIUS
70.00 FEET AND WHOSE CHORD BEARS NORTH 82 DEGREES, 57 MINUTES, 43 SECONDS WEST,
16.19 FEET TO A POINT OF COMPOUND CURVATURE; THENCE SOUTHWESTERLY 19.79 FEET ALONG THE ARC OF A CIRCLE CONVEX TO THE NORTHWEST, HAVING A RADIUS OF 34.00 FEET AND WHOSE CHORD BEARS SOUTH 73 DEGREES, 43 MINUTES, 10 SECONDS WEST 19.51 FEET; THENCE SOUTHWESTERLY 60.48 FEET; ALONG THE ARC OF A CIRCLE, CONVEX TO THE NORTHWEST, HAVING A RADIUS OF 148.79 FEET AND WHOSE CHORD BEARS SOUTH 44 DEGREES, 35 MINUTES, 44 SECONDS WEST, 60.70 FEET, THENCE SOUTH 33 DEGREES, 34 MINUTES, 48 SECONDS WEST, 29.92 FEET; THENCE SOUTHWESTERLY 41.15 FEET, ALONG THE ARC OF A CIRCLE, CONVEX TO THE NORTHWEST, HAVING A RADIUS OF 68.99 FEET AND WHOSE CHORD BEARS SOUTH 18 DEGREES, 23

MINUTES, 39 SECONDS WEST, 40.54 FEET; THENCE SOUTH 00 DEGREES, 26 MINUTES, 20 SECONDS WEST, 30.18 FEET; THENCE SOUTHEASTERLY 8.81 FEET, ALONG THE ARC OF A CIRCLE, CONVEX TO THE SOUTHWEST, HAVING A RADIUS OF 11.96 FEET AND WHOSE CHORD BEARS SOUTH 34 DEGREES, 02 MINUTES, 18 SECONDS EAST, 8.61 FEET; THENCE SOUTH 89 DEGREES, 16 MINUTES, 28 SECONDS EAST, 233.00 FEET TO A POINT OF CURVATURE; THENCE NORTHEASTERLY 39.41 FEET, ALONG THE ARC OF A CIRCLE, CONVEX TO THE SOUTHEAST, HAVING A RADIUS OF 30.00 FEET AND WHOSE CHORD BEARS NORTH 53 DEGREES, 05 MINUTES, 16 SECONDS EAST, 36.64 FEET TO THE POINT OF INTERSECTION WITH THE SOUTHEASTERLY LINE OF SAID LOT 1, (BEING ALSO THE NORTHWESTERLY LINE OF SOUTH ARCHER AVENUE), SAID POINT BEING ALSO 173.75 FEET NORTHEASTERLY (AS MEASURED ALONG SAID SOUTHEASTERLY LOT LINE) OF THE SOUTHEAST CORNER OF LOT 1 AFORESAID, THENCE SOUTH 15 DEGREES, 27 MINUTES, 00 SECONDS WEST, ALONG SAID SOUTHEASTERLY LOT LINE 58.64 FEET TO THE HEREINABOVE DESIGNATED POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

                             SCHEDULE 1
-------------------------------------------------------------------
                         BASE ANNUAL RENTAL
-------------------------------------------------------------------
              FOR 5818 S. ARCHER RD., SUMMIT, ILLINOIS
-------------------------------------------------------------------
                   Assumes a June 1, 1999 Closing
-------------------------------------------------------------------

-------------------------------------------------------------------
                   ORIGINAL LEASE TERM 170 MONTHS
===================================================================
          PERIODS                                         MONTHLY
-------------------------------------------------------------------
 Assumes a June 1, 1999 Closing                           NNN RENT
===================================================================
  Closing thru 12/31/1999                                $16,916.67
-------------------------------------------------------------------
 1/1/2000 thru 12/31/2000                                $17,085.84
-------------------------------------------------------------------
 1/l/2001 thru 12/31/2001                                $17,256.70
-------------------------------------------------------------------
 1/1/2002 thru 12/31/2002                                $17,429.26
-------------------------------------------------------------------
 1/1/2003 thru 12/31/2003                                $17,603.55
-------------------------------------------------------------------
 1/1/2004 thru 12/31/2004                                $17,779.59
-------------------------------------------------------------------
 1/1/2005 thru 12/31/2005                                $17,957.39
-------------------------------------------------------------------
 1/1/2006 thru 12/31/2006                                $18,136.96
-------------------------------------------------------------------
 1/1/2007 thru 12/31/2007                                $18,318.33
-------------------------------------------------------------------
 1/1/2008 thru 12/31/2008                                $18,501.51
-------------------------------------------------------------------
 1/1/2009 thru 12131/2009                                $18,686.53
-------------------------------------------------------------------
 1/1/2010 thru 12/31/2010                                $18,873.39
-------------------------------------------------------------------
 1/1/2011 thru 12/31/2011                                $19,062.13
-------------------------------------------------------------------
 1/1/2012 thru 12/31/2012                                $19,252.75
-------------------------------------------------------------------
 1/1/2013 thru 07/31/2013                                $19,445.28
-------------------------------------------------------------------

-------------------------------------------------------------------
                   1ST OPTION TO RENEW (10 YEARS)
===================================================================
          PERIODS                                         MONTHLY
-------------------------------------------------------------------
 Assumes a June 1, 1999 Closing                           NNN RENT
===================================================================
 8/1/2014 thru 7/31/2014                                 $25,587.98
-------------------------------------------------------------------
 8/1/2015 thru 7/31/2015                                 $26,355.62
-------------------------------------------------------------------
 8/1/2016 thru 7/31/2016                                 $27,146.29
-------------------------------------------------------------------
 8/1/2017 thru 7/31/2017                                 $27,960.68
-------------------------------------------------------------------
 8/1/2018 thru 7/31/2018                                 $28,799.50
-------------------------------------------------------------------
 8/1/2019 thru 7/31/2019                                 $29,663.48
-------------------------------------------------------------------
 8/1/2020 thru 7/31/2020                                 $30,553.39
-------------------------------------------------------------------
 8/1/2021 thru 7/31/2021                                 $31,469.99
-------------------------------------------------------------------
 8/1/2022 thru 7/31/2022                                 $32,414.09
-------------------------------------------------------------------
 8/1/2023 thru 7/31/2023                                 $33,386.51
-------------------------------------------------------------------

-------------------------------------------------------------------
                   2ND OPTION TO RENEW (5 YEARS)
===================================================================
          PERIODS                                         MONTHLY
-------------------------------------------------------------------
 Assumes a June 1, 1999 Closing                           NNN RENT
===================================================================
 8/1/2024 thru 7/31/2024                                 $34,388.11
-------------------------------------------------------------------
 8/1/2025 thru 7/31/2025                                 $35,419.75
-------------------------------------------------------------------
 8/1/2026 thru 7/31/2026                                 $36,482.34
-------------------------------------------------------------------
 8/1/2027 thru 7/31/2027                                 $37,576.81
-------------------------------------------------------------------
 8/1/2028 thru 7/31/2028                                 $38,704.12
-------------------------------------------------------------------

-------------------------------------------------------------------
                   3RD OPTION TO RENEW (5 YEARS)
===================================================================
          PERIODS                                         MONTHLY
-------------------------------------------------------------------
 Assumes a June 1, 1999 Closing                           NNN RENT
===================================================================
 8/1/2029 thru 7/31/2029                                 $39,865.24
-------------------------------------------------------------------
 8/1/2030 thru 7/31/2030                                 $41,061.20
-------------------------------------------------------------------
 8/1/2031 thru 7/31/2031                                 $42,293.03
-------------------------------------------------------------------
 8/1/2032 thru 7/31/2032                                 $43,561.83
-------------------------------------------------------------------
 8/1/2033 thru 7/31/2033                                 $44,868.68
-------------------------------------------------------------------

                                    EXHIBIT B

                               COUNTERPART LEASES

1. Lease between Lessor and Lessee of even date herewith for property located at:

                  7600 West 63rd Street, Summit, Illinois
                  2154 West Madison, Chicago, Illinois
                  14076 Lincoln, Dolton, Illinois
                  8267 South Roberts Road, Bridgeview, Illinois

                                    EXHIBIT C

                                   SUBLEASES

=============================================================================================
                               DATE                                            TERMINATION
       SUBTENANT                OF             SPACE               RENTAL          DATE
                              LEASE
=============================================================================================
 Community & Economic         2/1/93    8,400 sq. ft.            $2,908.00*      3/31/00**
 Development Assoc. of
 Cook County, Inc.
---------------------------------------------------------------------------------------------
 John & Roxanne Kozal       12/19/91                             $1,368.81*     12/31/00
 (Dental Office)
---------------------------------------------------------------------------------------------
 Thomas J. Conway d/b/a      11/1/98    Bldg. #1                 $  837.90      11/01/00
 Reliable Trim Products                 Basement Office #16
---------------------------------------------------------------------------------------------
 Summit Construction &       7/31/98    Bldg. #2                 $  631.50       7/31/00
 Development Corp.                      Ground Floor
---------------------------------------------------------------------------------------------
 Margo Financial Services     1/1/99    First floor south,       $4,000.00      12/31/99***
                                        including training
                                        facility, conference
                                        room, kitchen and
                                        private bath, office
                                        #1, 2, 3, 4 and 5.
---------------------------------------------------------------------------------------------

*    Includes real estate tax and utility charges
**   Options to renew through March 2003
***  Options to renew through December 2019

                               ABSOLUTE NET LEASE

     THIS LEASE made as of June 29, 1999, by and between Stuart Whitman, Inc., or its assigns ("Lessor"), whose address is 9220 Sunset Boulevard, Suite 206, Los Angeles, CA 90069, and Argo Savings and Loan Association, all subsidiaries, parents, and affiliates ("Lessee"), whose address is 7600 West 63rd Street, Summit, Illinois 60501.

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated June 10, 1999 (the "Agreement") Lessee as Seller, sold to Lessor, as Purchaser, the Premises, as that term is hereinafter defined; and

     WHEREAS, Lessee acknowledges that, prior to the date hereof, it has been in full and complete possession of the Premises and is fully aware of the condition of the Premises and all portions thereof, and that this demise is on a strictly "AS IS" basis with no representations, warranties, covenants or agreements as to the condition or state of said Premises or any portion thereof being made by the Lessor.

     NOW, THEREFORE, Lessor and Lessee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The following terms shall have the following meanings for all purposes of this Lease:

     "Additional Rental" means all Payment obligations of Lessee hereunder other than Base Rental.

     "Base Annual Rental" means $50,832.00, as adjusted pursuant to the terms herein.

     "Base Monthly Rental" means an amount equal to 1/12 of the Base Annual Rental, subject to the Rent Adjustment as set forth below.

     "Default Rate" means an amount of interest equal to the lesser of the highest permitted annual interest rate Lessor may charge Lessee or 5 % per month.

     "Lease Term" means the period described in Article III.

     "Lease Year" shall be defined as a period of twelve (12) consecutive calendar months; however, the first Lease Year shall commence on the date hereof and expire December 31, 1999.

     "Lessee" shall mean Lessee and its permitted successors and assigns.

     "Premises" means the real property, together with all buildings, structures and site improvements located thereon, at 2154 West Madison, Chicago, Illinois, and more particularly described in Exhibit A attached hereto and incorporated herein and all rights, easements and interests appurtenant thereto, including, but not limited to, any streets or public ways adjacent to the Premises and any water and mineral rights, to the extent that the same have been conveyed to Lessor by Lessee pursuant to the terms of the Agreement.

     "Rent" means the aggregate of all sums becoming due and payable under this Lease from the Lessee whether as Base Monthly Rental, Base Annual Rental, Additional Rental, or otherwise.

                                   ARTICLE II

                               DEMISE OF PREMISES

     In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, from Lessor the Premises.

                                  ARTICLE III

                                   LEASE TERM

     The Lease Term shall (i) be for one hundred seventy (170) months; (ii) commence as of the first day of the calendar month following the date hereof ("Commencement Date"); and (iii) expire on the expiration of one hundred seventy
(170) months thereafter, unless sooner, terminated or extended as provided in this Lease.

                                   ARTICLE IV

                                   BASE RENTAL

     Lessee agrees to pay to Lessor, or to such other person or entity as Lessor may from time-to-time direct, without demand, deduction, set-off or abatement at such place as Lessor, by notice in writing to Lessee from time to time may direct, at the following rates and times:

                         See Schedule I Attached Hereto

          Base Annual Rental monthly in advance in equal monthly installments (i.e. Base Monthly Rental) on the first day of each calendar month of the Lease Term. One-thirtieth (1/30th) of each monthly payment shall be due and payable for each day of any portion of a month less than a full month, and shall be payable on the first day of such partial month. The monthly rental for the month or portion thereof prior to the Commencement Date beginning from the date of the full execution hereof shall be one-thirtieth (1/30th) of the Base Monthly Rental times the number of days remaining in the month. The Base Monthly Rental for any period less than a full Lease Year following the fourteenth annual anniversary of the commencement date shall be the same as the Base Monthly Rental assessed in the fourteenth Lease Year. If requested by Lessor, Lessee shall establish arrangements whereby each payment of Base Monthly Rental is transferred by wire or other means of transfer directly to Lessor's account as designated from time-to-time by Lessor on or before the first business day of each month during the Lease Term. At Landlord's request Tenant shall provide Landlord with a single payment of Monthly Rental due hereunder aggregated with those due under the Counterpart Leases, as hereinafter defined.

     (b) The Base Annual Rental during the Lease Term, or during any Extension Period, shall increase as set forth on Schedule 1 attached hereto and incorporated herein by this reference.

                                    ARTICLE V

                           RENTAL TO BE NET TO LESSOR

     Lessee recognizes and acknowledges, without limiting the generality of any other term or provision of this Lease, that it is the intent of the parties hereto that the Base Annual Rental to be paid by Lessee to Lessor shall be absolutely net to Lessor; and any and all charges, assessments, impositions and expenses pertaining to or levied against the Premises and any and all portions thereof, including, without limiting the generality of the foregoing, any and all taxes, assessments, general or special, water rates, license fees, fuel costs, steam costs, insurance premiums, utility bills, costs of repair, maintenance (structural or otherwise), operation and restoration of the Premises (including all improvements now or hereafter made thereon and any and every part thereof), shall be included as Additional Rent hereunder, and be the sole and absolute obligations of and paid by Lessee as Lessee's sole and exclusive cost and expense, all as herein and elsewhere more particularly set forth.

                                   ARTICLE VI

                              TAXES AND ASSESSMENTS

         A. Lessee shall pay, as the same become due and prior to delinquency, all taxes and assessments which may be levied, assessed, imposed, or become liens on the Premises or which arose out of the use or occupancy of the Premises, including, without limitation, the following (the "Taxes"):

         (a) All taxes and assessments upon the Premises or any part thereof or the Rent therefrom, or any personal property, equipment, trade fixtures or improvements located in or on the Premises, whether belonging to Lessor or Lessee, which are owing at the commencement of this Lease or shall be assessed or become due during the Lease Term or any tax or charge levied (whether in whole or in part) in lieu of and/or in addition to such taxes and assessments;

         (b) All taxes, charges, license fees or similar fees imposed by reason of the tenancy, use or occupancy of the Premises by Lessee; and

         (c) All excise, transaction, privilege, license, sales, use and other taxes upon the rental or other payments hereunder, the leasehold estate of either party hereto or the activities of either party pursuant to this Lease, except for any tax upon or measured by the income and profits of Lessor.

         B. Lessee shall have the right to contest, in good faith and with due diligence, the validity or amount of any Taxes levied or assessed against the Premises by appropriate legal proceedings which shall have the effect of preventing the collection of the Taxes so contested; provided that:

         (a) At least ten (10) days prior to the last day allowed by law for payment of such Taxes, Lessee shall notify Lessor of Lessee's intention to contest said Taxes;

         (b) To the extent Lessee has not deposited amounts sufficient to assure payment of Taxes, costs, interest and penalties, Lessee shall furnish to Lessor such security as Lessor or its mortgagee may require to assure payment of all Taxes and any costs, interest and penalties which may be or become payable in the event and to the extent that such contest shall be unsuccessful;

         (c) Such proceedings shall not endanger Lessor's interest in the Premises; and

         (d) Whether such proceedings are brought in the name of Lessee or Lessor, Lessee shall indemnify and hold harmless the Lessor from any liability for the payment of any costs or expenses in connection therewith.

                                   ARTICLE VII

                                    UTILITIES

         Lessee shall contract, in its own name, for and pay when due, all charges in connection or use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Premises during the Lease Term. Under no circumstances shall Lessor be responsible or liable for any interruption, termination or the lack or quality of any utility service.

                                  ARTICLE VIII

                                    INSURANCE

         Lessee shall maintain, at its sole cost and expense, the following types and amounts of insurance insuring Lessee, and naming as additional insureds Lessor, and the holder(s) of any mortgage or deed of trust encumbering the Premises (which insurance may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as Lessor may from time-to-time reasonably require:

         (a) Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if the Premises are in a flood hazard area), earthquake (if the Premises are in an area subject to destructive earthquake within recorded history), boiler explosion (if there is any boiler upon the Premises), sprinkler damage (if the Premises have a sprinkler system), all matters covered by a standard extended coverage endorsement and such other risks as Lessor may reasonably require, insuring the Premises, and all improvements thereon for not less than 100% of their full replacement cost for the Premises and all other premises leased under the Counterpart Leases. Any insurance policy or policies shall designate Lessor and Lessee as the named insureds as their interest may appear and shall be payable as set forth in Article XVII.

         (b) Comprehensive public liability and property damage insurance, including a products liability clause, against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including, without limitation, any liability arising out of the ownership, maintenance, repair, condition or operation of the Premises or adjoining ways, streets or sidewalks. Such insurance policy or policies shall contain a "waiver of subrogation" clause or endorsement which precludes the insurer from denying the claim of either Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $2,500,000 per injury and occurrence and not less than $5,000,000 in the aggregate, with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

         (c) Worker's compensation, employer's liability and such other insurance as may be necessary to comply with applicable laws.

         (d) Loss of rents or business interruption insurance in the amount of at least one and one-half times the Base Annual Rental.

             The form of each policy of insurance shall:

                   (i) Provide for a waiver of subrogation by the insurer as to claims against Lessor, its partners (limited and general) employees, directors, officers and agents;

                   (ii) Provide that such insurance cannot be canceled, invalidated or suspended on account of the conduct of Lessor, its officers, directors, employees, agents and any other party acting by, through or under Lessor;

                   (iii) Contain a standard (i.e. without contribution) mortgage clause endorsement in favor of the holder(s) of any mortgage or deed of trust covering the Premises if designated by Lessor;

                   (iv) Provide that the policy of insurance shall not be terminated without not less than 30 days' prior written notice to Lessor and to any lender covered by any standard mortgage clause endorsement;

                   (v) Provide that the insurer shall not have the option to restore the Premises if Lessor elects to terminate this Lease in accordance with the terms hereof; and

         (e) All of Lessee's insurance shall be issued by insurance companies having a rating in Best's Insurance Guide of Class VI or better, and acceptable to Lessor and its lender with a deductible of no more than $5,000 and acceptable to Lessor's lender.

         (f) Lessee shall provide to Lessor and any lender designated by Lessor, certificates of insurance or copies of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times.

         In addition, Lessee shall carry insurance of a type and in amounts typical of similarly sized savings and loan associations addressing operations of a financial institution.

                                   ARTICLE IX

                           TAXES AND INSURANCE IMPOUND

         For so long as Landlord's lender shall require a deposit of taxes, assessments, or insurance premiums, or at any other time as Tenant shall fail to timely pay any of the foregoing, in addition to Landlord's other rights and remedies hereunder, Lessee shall pay to Lessor such sums as Lessor reasonably determines which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and insurance premiums. Lessor will estimate the amounts needed for such purposes and will notify Lessee to pay the same to Lessor in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Lease. Should additional funds be required at any time, Lessee shall pay the same to Lessor on demand. Interest or other gains from such funds, if any, shall remain in the impound account and either applied to the amounts to be paid for taxes, assessments, or insurance premiums or, if not needed for that purpose, will reduce the monthly impound amount for the following year. In the event of any Default (as that term is defined in Article XVIII), Lessor may apply all such funds against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impound funds received from Lessee.

                                    ARTICLE X

                            YEAR 2000 REPRESENTATION

         Lessee represents to Lessor that it has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Lessee may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Lessee believes that the "Year 2000 Problem" will not have a material adverse effect on Lessee or its operation of the Premises. From time to time, at the request of the Lessor, Lessee shall provide to the Lessor such updated information or documentation is requested regarding the status of its efforts to address the Year 2000 Problem.

                                   ARTICLE XI

                                       USE

         Lessee shall use the Premises solely for the operation of a federally insured financial institution and the operations by wholly owned subsidiary companies thereof of incidental uses traditionally attendant to financial institutions, savings and loan operating under the trade name and business style of Argo Federal Savings and for no other use without Lessor's prior written consent, which consent will not be unreasonably withheld. Lessor may consider the following, in addition to and not in limitations of other criteria, in determining whether to grant its consent to a change in use without being deemed to be unreasonable: (a) whether the proposed Rent to be paid to Lessor is reasonable considering the converted use of the Premises and the customary rental prevailing in the community for such use; (b) whether the converted use will be consistent with the highest and best use of the Premises in the discretion of Lessor reasonably exercised; and (c) whether the converted use will increase Lessor's risks or decrease the residual value of the Premises.

                                   ARTICLE XII

                              COMPLIANCE WITH LAWS

         A. Lessee's use and occupation of the Premises shall not be in violation of any governmental requirement, law, ordinance, statute, ruling or the like applicable to the Lessee, the Premises or the use thereof, including without limitation, the Americans with Disabilities Act and any local, state, or federal environmental requirement, law, ordinance, statute or ruling related to Hazardous Substances (as hereinafter defined). Lessee shall, at Lessee's sole cost and expense, also comply with all applicable directions, rules and regulations of the fire marshall, health officers, building inspector or other proper officers of any governmental agency having jurisdiction.

         B. Lessee shall not create, store or release or allow the creation, storage or release of any Hazardous Substances on the Premises, and if the use of the Premises shall be changed in accordance with the provisions of this Lease, Lessee shall not create, store or release or allow the creation, storage or release of any additional Hazardous Substances on the Premises without the prior consent of Lessor, such consent not to be unreasonably withheld or delayed. "Hazardous Substances" shall mean: Any substance or material on the Premises defined or designated as hazardous or toxic waste, hazardous or toxic materials, a hazardous or toxic substance, or other similar term by any federal, state or local environmental statute, regulation or ordinance presently in effect.

         C. In addition to all other provisions of this Lease regarding indemnification and holding Lessor harmless, Lessee agrees to indemnify and hold Lessor and the holder(s) of any mortgage or deed of trust encumbering the Premises harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings, costs and expenses (including, without limitation, reasonable attorneys' fees) arising directly or indirectly from, out of, or in any way connected with (i) the presence of any Hazardous Substances on or off the Premises or any portion thereof; (ii) any violation of any local, state or federal environmental law, regulation, ordinance or administrative or judicial order relating to Hazardous Substances, attributable to events occurring before or after the Commencement Date.

                                  ARTICLE XIII

                                   MAINTENANCE

         A. Lessee hereby accepts the Premises "AS IS," with no representation or warranty of Lessor as to the condition thereof.

         B. Lessee shall at all times, at its sole cost and expense, maintain, repair and replace, as necessary, the Premises, including all portions of the Premises, whether or not the Premises were in such condition upon the commencement of this Lease.

         C. Lessee shall maintain, the Premises as a first-class financial institution and from time-to-time, do such renovation, restoration, refurbishing and remodelling as shall be reasonably necessary to maintain the Premises in a condition and style then current for similarly sized/located financial institution. Lessee shall not permit maintenance obligations to be deferred.

         D. Lessor shall have free access to the Premises from time to time to confirm Lessee's compliance with the terms of this Article XIII and the balance of the terms of this Lease.

                                   ARTICLE XIV

                                   ALTERATIONS

         Lessee shall not commit actual or constructive waste upon the Premises, or alter the exterior or structural elements or the interior of the Premises in any manner without the prior written consent of Lessor. Any work at any time commenced by Lessee on the Premises shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease. Any addition to or alteration of the Premises shall be deemed a part of the Premises and belong to Lessor at the expiration of the Lease Term.

                                   ARTICLE XV

                                 INDEMNIFICATION

         Lessee shall indemnify and hold harmless Lessor and Lessor's general and limited partners, officers, employees, lender(s) and agents, from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, costs and expenses, including attorneys' fees, caused by, incurred or resulting from its operation of or relating in any manner to the Premises, whether relating to their original design or construction, latent defects, alteration, maintenance, use by Lessee or any person thereon, supervision or otherwise, or from any breach of, default under or failure to perform any term or provision of this agreement by Lessee, its officers, employees, agents or other persons. It is expressly understood that Lessee's obligations under this Article shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE XVI

                                 QUIET ENJOYMENT

         So long as Lessee shall pay rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part therein contained, Lessor covenants that Lessee, subject to Lessor's rights herein, shall have the right to the peaceful and quiet use and occupancy of the Premises.

                                  ARTICLE XVII

                           CONDEMNATION OR DESTRUCTION

         (a) In case of a taking of all or any part of the Premises or the commencement of any proceedings or negotiations which might result in a taking, for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Lessor, Lessee and those authorized to exercise such right ("Taking"), Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such Taking. Lessee may prosecute, if permissible under the appropriate law of the jurisdiction, any award, compensation or damages resulting from a Total Taking, as that term is hereinafter defined, to which it is entitled but shall not have the right to Lessor's award, compensation or damages.

         (b) In case of a Taking of a whole of the Premises, other than for temporary use ("Total Taking"), this Lease shall terminate as of the date of such Total Taking and all Rent and other charges shall be apportioned and paid to the date of such Total Taking. Total Taking shall include a taking of substantially all the Premises if in the reasonable judgment of Lessor the remainder of the Premises is not useable and/or cannot be made useable for the purposes provided herein. Lessor shall be entitled to the entire award, compensation, or damages whether such award is made as compensation for diminution in the value of the fee or leasehold, and Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to any such award.

         (c) In case of a temporary use of the whole or any part of the Premises by a Taking, this Lease shall remain in full force and effect, without any reduction of rent or any other sums payable hereunder. Lessee shall be entitled to the entire award for such Taking, whether paid by damages, rent or otherwise, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of the Lease, in which case the award made for such taking shall be apportioned between Lessor and Lessee as of the date of expiration. At the termination of any such use or occupation of the Premises, Lessee will, at its own cost and expense, promptly commence and complete the restoration of the Premises. Lessee shall not be required to make the restoration if the term of this Lease shall expire prior to, or within one year after, the date of termination of the temporary use so taken, and in such event, Lessor shall be entitled to recover all damages and awards arising out of the failure of the condemning authority to repair and restore the building at the expiration of such temporary taking.

         (d) In the event of (i) a Taking of less than all of the Premises other than a temporary use ("Partial Taking"); or (ii) of damage or destruction to all or any part of the Premises, all awards, compensation or damages shall be paid to Lessor, and Lessor shall have the option to terminate this Lease by notifying Lessee in writing within 60 days after Lessee gives Lessor notice of such damage or destruction or that title has vested in the taking authority. Lessee shall thereupon have a period of 60 days in which to elect in writing to continue this Lease on the terms herein provided. If Lessee does not elect to continue this Lease or shall fail during such 60-day period to elect to continue this Lease, then this Lease shall terminate as of the last day of the month during which such period expired. Lessee shall then immediately vacate and surrender the Premises, all obligations of either party hereunder shall cease as of the date of termination and all such awards, compensation or damages shall be paid to Lessor and Lessor shall be under no obligation make any payment therefrom to Lessee. If Lessor does not elect to terminate this Lease, or if Lessor so elects but Lessee elects to continue this Lease, then this Lease shall continue on the following terms: Rental and other sums due under this Lease shall continue unabated, and Lessee shall promptly commence and diligently prosecute restoration of the Premises to the same condition, as nearly as practicable, as prior to such partial condemnation, damage or destruction as approved by Lessor in its sole discretion. Lessor shall promptly make available in installments as restoration progresses an amount equal to any award, compensation or damages received by Lessor, (or if stemming from an event prior to the commencement of this Lease for which Lessor has an established construction escrow, from the amount held in said escrow), upon written request of Lessee accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly a part of such costs and that there are no mechanics' or similar liens for labor and materials theretofore supplied in connection with the restoration. Lessor shall be entitled to keep any portion of such award, compensation or damages which may be in excess of the cost of restoration, (unless the balance is from an existing construction escrow, as set forth above), and Lessee shall bear all additional costs, fees and expenses of such restoration in excess of the amount of any such award, compensation or damages.

         (e) Notwithstanding the foregoing, if at the time of any Taking or at any time thereafter Lessee shall be in Default, such Default shall be continuing, Lessor is hereby authorized and empowered, in its name or in Lessee's name, and on behalf of Lessee or otherwise, to file and prosecute Lessee's claim, if any, for an award on account of any Taking and to collect such award and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such Default and any other then existing Default.

                                  ARTICLE XVIII

                              DEFAULT AND REMEDIES

         (a) Each of the following shall be deemed a breach of this Lease and a default ("Default") by Lessee:

                   (i) If any material representation or warranty of Lessee herein or the Seller in the Agreement was false when made, or in the event that any such representation or warranty is continuing and becomes false at any time, or if Lessee renders any false statement or account;

                   (ii) If any Rent due remains unpaid for five (5) days after the due date thereof;

                   (iii) If Lessee becomes insolvent, makes a general assignment for the benefit of creditors, seeks or consents to the appointment of a trustee or liquidator, shall dissolve or liquidate all or a material portion of its assets, performs any act of bankruptcy or is not generally paying its debts as the same become due;

                   (iv) If Lessee fails to perform any of the covenants, conditions or obligations of this Lease;

                   (v) If Lessee ceases to operate financial institution activities at the Premises;

                   (vi) If there is a breach, default, termination or expiration under any of those leases shown on Exhibit B attached hereto ("Counterpart Leases").

         (b) If any breach or default does not involve the payment of any rental or other monetary sum, is not willful or intentional, does not place any rights or property of Lessor in immediate jeopardy, is not known to Lessee (unless Lessor has given Lessee notice thereof) and is within the reasonable power of Lessee to cure within 20 days after notice thereof (all as determined by Lessor in its reasonable discretion), then such event shall not constitute a default hereunder, unless otherwise expressly provided herein, until Lessor shall have given Lessee notice thereof and a period of twenty (20) days shall have elapsed, during which period Lessee may correct or cure such event, upon failure of which a Default shall be deemed to have occurred hereunder without further notice or demand of any kind. If any breach or default cannot reasonably be cured with the 20-day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such breach or default, then Lessee shall, after receiving notice specified herein, have a reasonable period as determined by the Lessor to cure such breach or default.

         (c) In the event of any breach or default, and without any notice, except, if applicable, the notice required under certain circumstances by paragraph (b) above or such other notice as may be required by law and cannot be waived by Lessee (all other notices being hereby waived), Lessor shall be entitled to exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity, including, without limitation, any one or more of the following:

                   (i) To terminate this Lease;

                   (ii) To re-enter and take possession of the Premises or any part thereof (which re-entry shall not operate to terminate this Lease unless Lessor expressly so elects), of any or all personal property or fixtures of Lessee upon the Premises, and of all franchises, licenses, permits and other rights or privileges of Lessee pertaining to the use and operation of the Premises, if any and if assignable;

                   (iii) To seize all personal property and fixtures upon the Premises which Lessee owns or in which it has an interest, in which Lessor shall have a landlord's lien and is hereby granted a security interest, and to dispose thereof in accordance with laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at the cost of Lessee;

                   (iv) To relet the Premises or any part thereof for such term or terms (including a term which extends beyond the original term of this Lease), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the rentals and other sums due from Lessee in such order as Lessor may, in its sole discretion, determine, with Lessee remaining liable for any deficiency;

                   (v) To recover from Lessee an amount equal to the difference between the rentals and such other sums (including all sums required to be paid by Lessee, such as taxes and insurance) to be received from the date of such Default to the expiration of the original term hereof and the reasonable long term rental value of the Premises for the same period; and/or

                   (vi) To recover from Lessee all expenses, including attorneys' fees, reasonably paid or incurred by Lessor as a result of such breach.

         In addition, in the event of any Default by Lessee, Lessor may, but shall not be obligated to, immediately or at any time thereafter, and without notice, except as required herein, correct such Default for the account and at the expense of Lessee. Any sum or sums so paid by Lessor, together with interest at the Default Rate and all costs and damages, shall be deemed to be additional Rent hereunder and shall be immediately due from Lessee to Lessor. If any Default or threatened Default by Lessee of any of the agreements, terms, covenants, or conditions contained in this Lease shall occur, Lessor shall be entitled to enjoin such Default or threatened Default and shall have the right to invoke any right or remedy allowed at law or in equity, or by statute or otherwise, as though re-entry summary proceedings and other remedies were not provided for in this Lease.

                                   ARTICLE XIX

                           MORTGAGE AND SUBORDINATION

         A. Lessee shall keep the Premises free from any liens for work performed, materials furnished or obligations incurred by Lessee. Lessee shall do all things necessary to prevent the filing of any mechanic's or other liens against the Premises or the interest of Lessor or any ground or underlying lessors thereof, or the interest of any mortgagees or holders of any deeds of trust covering any portion of the Premises by reason of any work, labor, services, or materials performed or supplied or claimed to have been performed for or supplied to Lessee or anyone holding the Premises, or any part thereof, by, through or under Lessee. If any such lien shall at any time be filed, Lessee shall either cause the same to be vacated and canceled of record within ten (10) days after the date of filing thereof or, if Lessee in good faith determines that such lien should be contested, Lessee shall furnish such security, by surety bond or otherwise, as may be reasonably necessary or be prescribed by law to release the same as a lien and to prevent any foreclosure of such lien during the pendency of such contest. If Lessee shall fail to vacate or release such lien in the manner and within the time period aforesaid, such failure shall be a Default, and in addition to all other rights and remedies available to Lessor resulting therefrom, Lessor may, but shall not be under any obligation to, vacate or release said lien either by paying the amount claimed to be due, or by procuring the release of such lien by giving security or in such other manner as may be prescribed by law. Lessee shall reimburse Lessor, upon demand, all sums disbursed or deposited by Lessor pursuant to the foregoing provisions of this paragraph, including Lessor's costs and expenses and reasonable attorneys' fees incurred in connection therewith, with interest thereon at the Default Rate. However, nothing contained herein shall imply consent or be construed as an agreement on the part of Lessor or any ground or underlying lessors, or mortgagees, or holders of deeds of trust covering any portion of the Premises, to subject their respective estates or interests to liability under any mechanic's or other lien law, whether or not the performance or the furnishing of such work, labor, services or materials to Lessee or anyone holding the Premises, or any part thereof, through or under Lessee, shall have been consented to by Lessor or any of such parties.

         B. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE ANY LIEN, MORTGAGE, DEED OF TRUST OR ENCUMBRANCE OF ANY KIND

UPON ALL OR ANY PART OF THE PREMISES OR LESSEE'S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID UNLESS LESSOR SHALL FIRST CONSENT IN WRITING TO EACH SAID ENCUMBRANCE. As a condition precedent for Lessor considering any such consent, which may be withheld by Lessor in its sole and absolute discretion, Lessee shall submit to Lessor, not less than thirty (30) days prior to the effective date of the proposed encumbrance (including a hypothecation), all documents proposed to be used in connection therewith plus a commitment for an endorsement to the Lessor's Owner's Title Policy, affirmatively ensuring that if the proposed encumbrance is consented to by Lessor and is subsequently an encumbrance on the Lessee's leasehold interest, the interest of the Lessor in the Premises is not otherwise affected and continues to be paramount to the interest of the Lessee and any party claiming by, through or under Lessee. A further condition precedent is the obligation of the Lessee to pay all fees, costs, charges and expenses incurred by Lessor in connection with any proposed encumbrance (including reasonable attorneys' fees) whether or not consent thereto is given.

         C. This Lease at all time shall be subordinate to the lien of any ground leases, mortgage, mortgages, trust deed or trust deeds now or hereafter placed upon the Premises by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any such ground lease, mortgage, mortgages or proposed mortgages, or trustees under the trust deeds, upon the condition that Lessee shall have the right to remain in possession of the Premises under the terms of this Lease, notwithstanding any default in any such mortgage, mortgages, trust deed or trust deeds, or after foreclosure thereof, so long as Lessee is not in default beyond any applicable grace period under any of the covenants, conditions and agreements contained in this Lease.

         D. (i) If any mortgagee or trustee elects to have this Lease and the interest of Lessee hereunder be superior to any such interest or right and evidences of such election by notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such mortgage or trust deed, whether this Lease was executed before or after such mortgage or trust deed and in that event, such mortgagee or trustee shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of the mortgage or trust deed and has been assigned to such mortgagee or trustee.

            (ii) Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within ten
(10) days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney-in-fact and in its name, place and stead so to do.

            (iii) Lessee shall give written notice to any mortgage lender having a recorded security instrument upon the Premises or any part thereof of any breach or default by Lessor of any of its obligations under this Lease and to give such mortgage lender at least 60 days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto. Lessee shall provide Lessee's most recent audited financial statements upon request to Lessor or any mortgage lender and to certify the continuing accuracy of such financial statements in such manner as Lessor or such mortgage lender may request.

                                   ARTICLE XX

                              ESTOPPEL CERTIFICATE

         At any time, and from time to time, Lessee and Lessor agree to promptly, and in no event later than fifteen (15) days after a request in writing from the other, to execute, acknowledge and deliver to the party so requesting a statement in writing, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rental and other charges have been paid and such other information and/or confirmation as Lessor or Lessee may reasonably request.

                                   ARTICLE XXI

                            ASSIGNMENT AND SUBLETTING

         A. Lessor shall have the right to sell or convey the Premises subject to this Lease or to assign the right, title and interest as Lessor under this Lease, in whole or in part. In the event of any such sale or assignment other than a security assignment, Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

         B. Lessee acknowledges that as an inducement to enter into this Lease, Lessor has relied both on the business experience and creditworthiness of Lessee and the particular purpose for which Lessee intends to use the Premises, therefore, Lessee shall not assign, this Lease or any interest therein, or sublet all or any part of the Premises, without the prior written consent of Lessor. Lessor may withhold or condition such consent upon such matters as Lessor may, in its sole discretion, determine, including, without limitation, the following criteria: experience and creditworthiness of the assignee; the assumption by the assignee of all of Lessee's obligations hereunder by undertakings enforceable by Lessor; the transfer to such assignee of all necessary licenses to continue operating the Premises for the purposes herein provided; receipt of such representations and warranties from such assignee as Lessor may request, including such matters as its organization, existence, good standing and finances and other matters, whether or not similar in kind; whether or not Lessee seeks to assign any or all Leases of the Counterpart Leases to the same proposed Assignee, and the payment by the Lessee of all fees, costs, charges and expenses incurred by Lessor in connection with any proposed assignment or subletting, including reasonably attorneys' fees, whether or not consent to such requested assignment or subletting is given. If consent is given to an assignment (but not a sublease), an amendment to the Lease shall be entered into whereby the Base Annual Rental shall be increased, as of the date the assignment is to become effective to an amount equal to 125% of the then-current Base Annual Rental, due and payable from the assignee.

         C. No such assignment or subletting shall relieve the original Lessee or any prior assignee of their obligations under this Lease; provided, however, if such proposed assignee has a net worth, business reputation, and operating experience reasonably acceptable to Lessor, said successor properly assumes this Lease, and Lessee is not in default hereunder, then Lessor shall release Lessee hereunder upon proper documentation. Lessee shall be required to pay all costs incurred by Lessor in considering such assignment and release prior to Lessor consenting hereunder. Lessor's consent to an assignment, or to a release of Lessee, shall not require Lessor to similarly consent for any future assignments or requests for release of Lessee.

         D. Lessor consents to those leases listed on Exhibit C ("Subleases") which currently affect the Premises, subject to the effective subordination of the Subleases to this Lease.

                                  ARTICLE XXII

                                 OPTION TO RENEW

         A. Lessee (provided there is no Default at the time of exercise or at the expiration of the Lease Term or, if applicable, the then-current extension of the Lease Term) shall have the option to continue this Lease in effect for three additional independent periods, the first for ten Lease Years and the final two for five Lease Years each ("Extension Period").

         B. In the event the option to renew is exercised, then during said Extension Period, all terms, conditions, covenants, representations, warranties and obligations herein contained shall remain in full force and effect, provided, however, if Lessee shall have exercised its third Extension Period, there shall be no further right to so renew, and provided that Base Annual Rental shall adjust pursuant to Paragraph D below.

         C. Lessee shall exercise such renewal option by giving written notice to Lessor of such exercise not more than two hundred seventy (270) days nor less than two hundred ten (210) days prior to the expiration of the Lease Term, or if applicable, the then-current extension of the Lease Term.

         D. Base Annual Rent for any extended term will be at the greater of Market Rent or the scheduled rent shown for such Extension Period on Schedule 1 attached. For purposes of this Lease, Market Rental shall mean the rent agreed upon by Lessor and Lessee, or if they are unable to reach agreement within fifteen (15) days from the date Lessee elects the Extension Period ("Agreement Period"), then the rent determined as fair rental value by an MAI appraiser with at least five (5) years experience in appraising commercial rental real estate of similar type in the general geographic area of the Premises, which appraiser has been agreed upon by Lessor and Lessee, and who has been instructed to determine a fair rental value for the Premises as used for its highest and best use, and not necessarily that of a financial institution. If Lessor and Lessee cannot jointly agree upon on an appraiser within fifteen (15) days of the expiration of the Agreement Period ("Joint Appointment Period"), then each of Lessee and Lessor shall select an independent MAI appraiser meeting the aforesaid criteria within fifteen (15) days of the expiration of the Joint Appointment Period ("Selection Period") and those two appraiser shall select a third appraiser within fifteen (15) days of the expiration of the Selection Period, and each of the three appraisers shall render an appraisal of market rent for the Premises within thirty (30) days of the Selection Period. The average rental of the two appraisers closest in amount to each other shall be the Market Rent. Should Lessor or Lessee fail to timely select an appraiser, the appraisal of the solely selected appraiser shall control. Lessor and Lessee shall pay the costs of their selected appraiser, and evenly divide any pay for the cost of any third appraiser or jointly approved appraiser.

                                  ARTICLE XXIII

                     HAZARDOUS MATERIALS SITE INVESTIGATION

         Lessee shall, at its sole cost and expense, cause a party reasonably acceptable to Lessor to conduct a Level 1 Hazardous Materials Site Investigation (Level 1 Audit), as often as is required by the Environmental Protection Agency or other governmental or regulatory body with authority to so request, or as reasonably requested by Lessor, which Level 1 Audit shall complete at least the following tasks at the Premises:

            (i) Review available materials that could indicate potential environmental impairment. Such materials should include topographic maps, air photos, boring logs and other references.

            (ii) Conduct a physical site examination to include an inspection for unusual land colorations, odors, and physical irregularities as well as underground or above-ground tanks, and an evaluation of current land use. Neighboring land owners are to be contacted to determine actual historical site use.

            (iii) Contact local and state health and environmental agencies to determine if any hazardous materials incidents have occurred in the area, including recorded or known landfill sites, or the occurrence of any hazardous material event (spill, storage, discharge, etc.).

            (ix) Adjacent properties are to be surveyed for current land use conditions that may adversely affect the subject property including, underground or above-ground storage tanks, manufacturing sites, landfills, etc.

            (v) A summary report will be prepared to the Lessor, indicating the contacts made, data findings, photographs, and other pertinent information and recommendations for a detailed (Level 2) site investigation if significant evidence exists that hazardous substances may have been released at or in close proximity to any of the Sites. If a Level 2 site investigation is recommended, Lessee shall perform that investigation and shall perform all clean up activities recommended therein as soon thereafter as reasonable.

                                  ARTICLE XXIV

                                     NOTICES

         All notices, demands, requests, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and shall be deemed to have been properly given if sent by either (i) registered or certified mail, postage prepaid; (ii) by a recognized national overnight courier service (e.g. Federal Express) with instructions and payment for next business day delivery; (iii) by personal delivery; or (iv) confirmed facsimile transmission to the parties at the addresses hereinafter set forth and/or to such other address as either party may give notice pursuant to this section from time-to-time. All notices shall be deemed received and effective on the first to occur of the following: (i) delivery; (ii) refusal of deliver; or (iii) the third business day after posting or delivery to the courier service; or (iv) receipt of confirmed facsimile transmission.

                  If to Lessor:            Stuart Whitman, Inc.
                                           749 San Ysidro Rd.
                                           Montecito, CA 93108
                                           Attn: Stuart Whitman, President

                  With copy to:            The Bicek Group
                                           1413 Sherman Road
                                           Suite 40
                                           Romeoville, Illinois 60446
                                           Attn: Robert Bicek

                  and to:                  Jeffrey J. Stahl, Esq.
                                           Stahl Brashler LLC
                                           20 East Jackson Blvd.
                                           Suite 1600
                                           Chicago, Illinois 60604

                   If to Lessee:           Argo Bancorp, Inc.
                                           7600 West 63rd Street
                                           Summit, Illinois 60501
                                           Attn: John G. Yedinak, Chairman

                   with copy to:           James Kemp, Esq.
                                           Kemp, Grzelakowski & Loremzini, Ltd.
                                           1900 Spring St.
                                           Suite 500
                                           Oak Brook, IL 60523
                                           (630) 571-7711
                                           (630) 571-7755

                                   ARTICLE XXV

                                  HOLDING OVER

         If Lessee remains in possession of the Premises after the expiration of the Lease Term, Lessee may be deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums at the rate of 200% of the amounts herein provided and to comply with all of the terms of this Lease; provided that nothing herein nor the acceptance of Rent by Lessor shall be deemed a consent to such holding over.

                                  ARTICLE XXVI

                                  LESSOR'S LIEN

         Lessor shall have a landlord's lien upon all furnishings, fixtures, equipment, decorations, supplies, accessories and other personal property which Lessee owns or in which it has an interest located on the Premises, to secure the payment of all Rent and the performance of all other obligations of Lessee under this Lease; provided however, Lessor, upon request of Lessee, shall subordinate this interest upon and subject to such terms and conditions as Lessor may, from time-to-time, reasonably determine.

                                  ARTICLE XXVII

                          REMOVAL OF LESSEE'S PROPERTY

         At the expiration or sooner termination of the Lease Term if Lessee is not then in Default hereof, Lessee may and shall remove from the Premises all personal property belonging to Lessee.

Lessee shall repair any damage caused by such removal and shall leave the Premises (including all buildings thereon) broom clean and in good condition and repair.

                                 ARTICLE XXVIII

                              FINANCIAL STATEMENTS

         Within ninety (90) days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor (i) complete financial statements of Lessee including a balance sheet, profit and loss statement, statement of changes in financial condition and all other related schedules for the fiscal period then ended; and (ii) income statements for the business at the Premises showing profits and losses for the fiscal period then ended. All such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied from period to period, and shall be audited by an independent Certified Public Accountant reasonably acceptable to Lessor. In the event that Lessee's property and business at the Premises is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the profits and losses, assets and liabilities pertaining to the Premises with the basis for allocation of overhead of other charges being clearly set forth.

                                  ARTICLE XXIX

                               LESSOR'S LIABILITY

         Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed (such agreement being a primary consideration for the execution of this Lease by Lessor) that there shall be absolutely no personal liability on the part of Lessor or any partner, shareholder, officer, director or employee of Lessor, or their successors or assigns with respect to any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the interest of the Lessor for the satisfaction of each and every remedy of the Lessee in the Premises and no other property, interest or assets of the Lessor whatsoever in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exception whatsoever.

                                   ARTICLE XXX

                                CONSENT OF LESSOR

         Lessor shall have no liability for damages resulting from Lessor's failure to give any consent, approval or instruction reserved to Lessor, Lessee's sole remedy in any such event being an action for injunctive relief.

                                  ARTICLE XXXI

                              WAIVER AND AMENDMENT

         No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

                                  ARTICLE XXXII

                                  JOINT VENTURE

         None of the agreements contained herein, is intended, nor shall the same be deemed or construed, to create a partnership between Lessor and Lessee, to make them joint venturers, nor to make Lessor in any way responsible for the debts or losses or Lessee.

                                 ARTICLE XXXIII

                                    CAPTIONS

         Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

                                  ARTICLE XXXIV

                                  SEVERABILITY

         The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed herein.

                                  ARTICLE XXXV

                             CONSTRUCTION GENERALLY

         This is a long-term commercial lease between entrepreneurs, which has been entered into by both parties in reliance upon the economic and legal bargains contained herein. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Time is of the essence in the performance of obligations and exercise of any options herein contained.

                                  ARTICLE XXXVI

                                 OTHER DOCUMENTS

         Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Lease.

                                 ARTICLE XXXVII

                                 ATTORNEYS' FEES

         In the event of any judicial or other adversarial proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled.

                                 ARTICLE XXXVIII

                       ENTIRE AGREEMENT AND INCORPORATION

         This Lease, and any other instruments or agreements referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Each and every of the recitals set forth on Page 1 are hereby incorporated as if fully re-written.

                                  ARTICLE XXXIX

                                  COUNTERPARTS

         This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the year and day first above written.

                                             LESSOR:

                                             STUART WHITMAN, INC.,
                                             a California corporation

                                             By: /s/ STUART WHITMAN
                                                -------------------------------
                                                Its:   President
                                                    ---------------------------

                                             LESSEE:

                                             ARGO FEDERAL SAVINGS BANK, F.S.B.,
                                             a federal savings bank

                                             By: /s/ JOHN G. YEDINAK
                                                -------------------------------
                                                Its:    Chairman
                                                    ---------------------------

                         SCHEDULE I
-----------------------------------------------------------------
                     BASE ANNUAL RENTAL
-----------------------------------------------------------------
        FOR 2154 W. MADISON ST., CHICAGO, ILLINOIS
-----------------------------------------------------------------
               Assumes a June 1, 1999 Closing
-----------------------------------------------------------------

-----------------------------------------------------------------
               ORIGINAL LEASE TERM 170 MONTHS
=================================================================
         PERIODS                                         MONTHLY
-----------------------------------------------------------------
         Assumes a June 1, 1999 Closing                 NNN RENT
=================================================================
  Closing thru 12/31/1999                               $4,236.00
-----------------------------------------------------------------
 1/1/2000 thru 12/31/2000                               $4,278.36
-----------------------------------------------------------------
 1/1/2001 thru 12/31/2001                               $4,321.14
-----------------------------------------------------------------
 1/1/2002 thru 12/31/2002                               $4,364.36
-----------------------------------------------------------------
 1/l/2003 thru 12/31/2003                               $4,408.00
-----------------------------------------------------------------
 1/1/2004 thru 12/31/2004                               $4,452.08
-----------------------------------------------------------------
 1/l/2005 thru 12/31/2005                               $4,496.60
-----------------------------------------------------------------
 1/1/2006 thru 12/31/2006                               $4,541.57
-----------------------------------------------------------------
 1/1/2007 thru 12/31/2007                               $4,586.98
-----------------------------------------------------------------
 l/l/2008 thru 12/31/2008                               $4,632.85
-----------------------------------------------------------------
 1/l/2009 thru 12/31/2009                               $4,679.18
-----------------------------------------------------------------
 l/l/2010 thru 12/31/2010                               $4,725.97
-----------------------------------------------------------------
 1/1/2011 thru 12/31/2011                               $4,773.23
-----------------------------------------------------------------
 1/l/2012 thru 12/31/2012                               $4,820.96
-----------------------------------------------------------------
 1/l/2013 thru 07/31/2013                               $4,869.17
-----------------------------------------------------------------

-----------------------------------------------------------------
               1ST OPTION TO RENEW (10 YEARS)
=================================================================
         PERIODS                                         MONTHLY
-----------------------------------------------------------------
         Assumes a June 1, 1999 Closing                 NNN RENT
=================================================================
 8/1/2014 thru 7/31/2014                                $6,407.33
-----------------------------------------------------------------
 8/1/2015 thru 7/31/2015                                $6,599.55
-----------------------------------------------------------------
 8/l/2016 thru 7/31/2016                                $6,797.54
-----------------------------------------------------------------
 8/1/2017 thru 7/31/2017                                $7,001.46
-----------------------------------------------------------------
 8/l/2018 thru 7/31/2018                                $7,211.51
-----------------------------------------------------------------
 8/1/2019 thru 7/31/2019                                $7,427.85
-----------------------------------------------------------------
 8/1/2020 thru 7/31/2020                                $7,650.69
-----------------------------------------------------------------
 8/1/2021 thru 7/31/2021                                $7,880.21
-----------------------------------------------------------------
 8/1/2022 thru 7/31/2022                                $8,116.61
-----------------------------------------------------------------
 8/1/2023 thru 7/31/2023                                $8,360.11
-----------------------------------------------------------------

-----------------------------------------------------------------
               2ND OPTION TO RENEW (5 YEARS)
=================================================================
         PERIODS                                         MONTHLY
-----------------------------------------------------------------
         Assumes a June 1, 1999 Closing                 NNN RENT
=================================================================
 8/1/2024 thru 7/31/2024                                $8,610.92
-----------------------------------------------------------------
 8/1/2025 thru 7/31/2025                                $8,869.24
-----------------------------------------------------------------
 8/1/2026 thru 7/31/2026                                $9,135.32
-----------------------------------------------------------------
 8/1/2027 thru 7/31/2027                                $9,409.38
-----------------------------------------------------------------
 8/l/2028 thru 7/31/2028                                $9,691.66
-----------------------------------------------------------------

               3RD OPTION TO RENEW (5 YEARS)
=================================================================
         PERIODS                                         MONTHLY
-----------------------------------------------------------------
         Assumes a June 1, 1999 Closing                 NNN RENT
=================================================================
 8/l/2029 thru 7/31/2029                               $ 9,982.41
-----------------------------------------------------------------
 8/l/2030 thru 7/31/2030                               $10,281.88
-----------------------------------------------------------------
 8/1/2031 thru 7/31/2031                               $10,590.34
-----------------------------------------------------------------
 8/1/2032 thru 7/31/2032                               $10,908.05
-----------------------------------------------------------------
 8/1/2033 thru 7/31/2033                               $11,235.29
-----------------------------------------------------------------

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES

PARCEL l:

         THE SOUTH 1/2 OF THAT PART OF LOT 11 BETWEEN THE NORTH LINE OF MADISON STREET AND THE SOUTH LINE OF WARREN AVENUE, NOW WIDENED IN GREENE'S SUBDIVISION OF BLOCK 59 IN CANAL TRUSTEE'S SUBDIVISION OF SECTION 7, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, (EXCEPTING THAT PART TAKEN FOR ALLEY), IN COOK COUNTY, ILLINOIS.

PARCEL 2:

         LOT 6 (EXCEPT THAT PART THEREOF TAKEN FOR ALLEY) IN THE SUBDIVISION OF LOTS 12 AND 13 IN GREENE'S SUBDIVISION OF BLOCK 59 IN THE CANAL TRUSTEE'S SUBDIVISION OF SECTION 7, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

         LOT 7 IN HIGGIN'S SUBDIVISION OF LOTS 12 AND 13 (EXCEPT THAT PART TAKEN FOR ALLEY) IN SUBDIVISION OF BLOCK 59 IN CANAL TRUSTEE'S SUBDIVISION
         OF SECTION 7, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

                                    EXHIBIT B

                               COUNTERPART LEASES

1. Lease between Lessor and Lessee of even date herewith for property located at:

                           5818 South Archer, Summit, Illinois
                           7600 West 63rd Street, Summit, Illinois
                           14076 Lincoln, Dolton, Illinois
                           8267 South Roberts Road, Bridgeview, Illinois

                                    EXHIBIT C
                                    ---------

                                    SUBLEASES




                                      NONE

                               ABSOLUTE NET LEASE

         THIS LEASE made as of June 29, 1999, by and between Stuart Whitman, Inc., or its assigns ("Lessor"), whose address is 9220 Sunset Boulevard, Suite 206, Los Angeles, CA 90069, and Argo Savings and Loan Association, all subsidiaries, parents, and affiliates ("Lessee"), whose address is 7600 West 63rd Street, Summit, Illinois 60501.

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated June 10, 1999 (the "Agreement") Lessee as Seller, sold to Lessor, as Purchaser, the Premises, as that term is hereinafter defined; and

         WHEREAS, Lessee acknowledges that, prior to the date hereof, it has been in full and complete possession of the Premises and is fully aware of the condition of the Premises and all portions thereof, and that this demise is on a strictly "AS IS" basis with no representations, warranties, covenants or agreements as to the condition or state of said Premises or any portion thereof being made by the Lessor.

         NOW, THEREFORE, Lessor and Lessee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         The following terms shall have the following meanings for all purposes of this Lease:

         "Additional Rental" means all Payment obligations of Lessee hereunder other than Base Rental.

         "Base Annual Rental" means $95,180.00, as adjusted pursuant to the terms herein.

         "Base Monthly Rental" means an amount equal to 1/12 of the Base Annual Rental, subject to the Rent Adjustment as set forth below.

         "Default Rate" means an amount of interest equal to the lesser of the highest permitted annual interest rate Lessor may charge Lessee or 5% per month.

         "Lease Term" means the period described in Article III.

         "Lease Year" shall be defined as a period of twelve (12) consecutive calendar months; however, the first Lease Year shall commence on the date hereof and expire December 31, 1999.

         "Lessee" shall mean Lessee and it's permitted successors and assigns.

         "Premises" means the real property, together with all buildings, structures and site improvements located thereon, at 7600 West 63rd Street, Summit, Illinois, and more particularly described in Exhibit A attached hereto and incorporated herein and all rights, easements and interests appurtenant thereto, including, but not limited to, any streets or public ways adjacent to the Premises and any water and mineral rights, to the extent that the same have been conveyed to Lessor by Lessee pursuant to the terms of the Agreement.

         "Rent" means the aggregate of all sums becoming due and payable under this Lease from the Lessee whether as Base Monthly Rental, Base Annual Rental, Additional Rental, or otherwise.

                                   ARTICLE II

                               DEMISE OF PREMISES

         In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, from Lessor the Premises.

                                   ARTICLE III

                                   LEASE TERM

         The Lease Term shall (i) be for one hundred seventy (170) months; (ii) commence as of the first day of the calendar month following the date hereof ("Commencement Date"); and (iii) expire on the expiration of one hundred seventy
(170) months thereafter, unless sooner terminated or extended as provided in this Lease.

                                   ARTICLE IV

                                   BASE RENTAL

         Lessee agrees to pay to Lessor, or to such other person or entity as Lessor may from time-to-time direct, without demand, deduction, set-off or abatement at such place as Lessor, by notice in writing to Lessee from time to time may direct, at the following rates and times:

                         See Schedule I Attached Hereto

         Base Annual Rental monthly in advance in equal monthly installments (i.e. Base Monthly Rental) on the first day of each calendar month of the Lease Term. One-thirtieth (1/30th) of each monthly payment shall be due and payable for each day of any portion of a month less than a full month, and shall be payable on the first day of such partial month. The monthly rental for the month or portion thereof prior to the Commencement Date beginning from the date of the full execution hereof shall be one-thirtieth (1/30th) of the Base Monthly Rental times the number of days remaining in the month. The Base Monthly Rental for any period less than a full Lease Year following the fourteenth annual anniversary of the commencement date shall be the same as the Base Monthly Rental assessed in the fourteenth Lease Year. If requested by Lessor, Lessee shall establish arrangements whereby each payment of Base Monthly Rental is transferred by wire or other means of transfer directly to Lessor's account as designated from time-to-time by Lessor on or before the first business day of each month during the Lease Term. At Landlord's request Tenant shall provide Landlord with a single payment of Monthly Rental due hereunder aggregated with those due under the Counterpart Leases, as hereinafter defined.

         (b) The Base Annual Rental during the Lease Term, or during any Extension Period, shall increase as set forth on Schedule 1 attached hereto and incorporated herein by this reference.

                                    ARTICLE V

                           RENTAL TO BE NET TO LESSOR

         Lessee recognizes and acknowledges, without limiting the generality of any other term or provision of this Lease, that it is the intent of the parties hereto that the Base Annual Rental to be paid by Lessee to Lessor shall be absolutely net to Lessor; and any and all charges, assessments, impositions and expenses pertaining to or levied against the Premises and any and all portions thereof, including, without limiting the generality of the foregoing, any and all taxes, assessments, general or special, water rates, license fees, fuel costs, steam costs, insurance premiums, utility bills, costs of repair, maintenance (structural or otherwise), operation and restoration of the Premises (including all improvements now or hereafter made thereon and any and every part thereof), shall be included as Additional Rent hereunder, and be the sole and absolute obligations of and paid by Lessee as Lessee's sole and exclusive cost and expense, all as herein and elsewhere more particularly set forth.

                                   ARTICLE VI

                              TAXES AND ASSESSMENTS

         A. Lessee shall pay, as the same become due and prior to delinquency, all taxes and assessments which may be levied, assessed, imposed, or become liens on the Premises or which arose out of the use or occupancy of the Premises, including, without limitation, the following (the "Taxes"):

         (a) All taxes and assessments upon the Premises or any part thereof or the Rent therefrom, or any personal property, equipment, trade fixtures or improvements located in or on the Premises, whether belonging to Lessor or Lessee, which are owing at the commencement of this Lease or shall be assessed or become due during the Lease Term or any tax or charge levied (whether in whole or in part) in lieu of and/or in addition to such taxes and assessments;

         (b) All taxes, charges, license fees or similar fees imposed by reason of the tenancy, use or occupancy of the Premises by Lessee; and

         (c) All excise, transaction, privilege, license, sales, use and other taxes upon the rental or other payments hereunder, the leasehold estate of either party hereto or the activities of either party pursuant to this Lease, except for any tax upon or measured by the income and profits of Lessor.

         B. Lessee shall have the right to contest, in good faith and with due diligence, the validity or amount of any Taxes levied or assessed against the Premises by appropriate legal proceedings which shall have the effect of preventing the collection of the Taxes so contested; provided that:

         (a) At least ten (10) days prior to the last day allowed by law for payment of such Taxes, Lessee shall notify Lessor of Lessee's intention to contest said Taxes;

         (b) To the extent Lessee has not deposited amounts sufficient to assure payment of Taxes, costs, interest and penalties, Lessee shall furnish to Lessor such security as Lessor or its mortgagee may require to assure payment of all Taxes and any costs, interest and penalties which may be or become payable in the event and to the extent that such contest shall be unsuccessful;

         (c) Such proceedings shall not endanger Lessor's interest in the Premises; and

         (d) Whether such proceedings are brought in the name of Lessee or Lessor, Lessee shall indemnify and hold harmless the Lessor from any liability for the payment of any costs or expenses in connection therewith.

                                   ARTICLE VII

                                    UTILITIES

     Lessee shall contract, in its own name, for and pay when due, all charges in connection or use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Premises during the Lease Term. Under no circumstances shall Lessor be responsible or liable for any interruption, termination or the lack or quality of any utility service.

                                  ARTICLE VIII

                                    INSURANCE

     Lessee shall maintain, at its sole cost and expense, the following types and amounts of insurance insuring Lessee, and naming as additional insureds Lessor, and the holder(s) of any mortgage or deed of trust encumbering the Premises (which insurance may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as Lessor may from time-to-time reasonably require:

     (a) Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if the Premises are in a flood hazard area), earthquake (if the Premises are in an area subject to destructive earthquake within recorded history), boiler explosion (if there is any boiler upon the Premises), sprinkler damage (if the Premises have a sprinkler system), all matters covered by a standard extended coverage endorsement and such other risks as Lessor may reasonably require, insuring the Premises, and all improvements thereon for not less than 100% of their full replacement cost for the Premises and all other premises leased under the Counterpart Leases. Any insurance policy or policies shall designate Lessor and Lessee as the named insureds as their interest may appear and shall be payable as set forth in Article XVII.

     (b) Comprehensive public liability and property damage insurance, including a products liability clause, against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including, without limitation, any liability arising out of the ownership, maintenance, repair, condition or operation of the Premises or adjoining ways, streets or sidewalks. Such insurance policy or policies shall contain a "waiver of subrogation" clause or endorsement which precludes the insurer from denying the claim of either Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $2,500,000 per injury and occurrence and not less than $5,000,000 in the aggregate, with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

     (c) Worker's compensation, employer's liability and such other insurance as may be necessary to comply with applicable laws.

     (d) Loss of rents or business interruption insurance in the amount of at least one and one-half times the Base Annual Rental.

         The form of each policy of insurance shall:

               (i) Provide for a waiver of subrogation by the insurer as to claims against Lessor, its partners (limited and general) employees, directors, officers and agents;

               (ii) Provide that such insurance cannot be canceled, invalidated or suspended on account of the conduct of Lessor, its officers, directors, employees, agents and any other party acting by, through or under Lessor;

               (iii) Contain a standard (i.e. without contribution) mortgage clause endorsement in favor of the holder(s) of any mortgage or deed of trust covering the Premises if designated by Lessor;

               (iv) Provide that the policy of insurance shall not be terminated without not less than 30 days' prior written notice to Lessor and to any lender covered by any standard mortgage clause endorsement;

               (v) Provide that the insurer shall not have the option to restore the Premises if Lessor elects to terminate this Lease in accordance with the terms hereof; and

     (e) All of Lessee's insurance shall be issued by insurance companies having a rating in Best's Insurance Guide of Class VI or better, and acceptable to Lessor and its lender with a deductible of no more than $5,000 and acceptable to Lessor's lender.

     (f) Lessee shall provide to Lessor and any lender designated by Lessor, certificates of insurance or copies of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times.

     In addition, Lessee shall carry insurance of a type and in amounts typical of similarly sized savings and loan associations addressing operations of a financial institution.

                                   ARTICLE IX

                           TAXES AND INSURANCE IMPOUND

         For so long as Landlord's lender shall require a deposit of taxes, assessments, or insurance premiums, or at any other time as Tenant shall fail to timely pay any of the foregoing, in addition to Landlord's other rights and remedies hereunder, Lessee shall pay to Lessor such sums as Lessor reasonably determines which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and insurance premiums. Lessor will estimate the amounts needed for such purposes and will notify Lessee to pay the same to Lessor in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Lease. Should additional funds be required at any time, Lessee shall pay the same to Lessor on demand. Interest or other gains from such funds, if any, shall remain in the impound account and either applied to the amounts to be paid for taxes, assessments, or insurance premiums or, if not needed for that purpose, will reduce the monthly impound amount for the following year. In the event of any Default (as that term is defined in Article XVIII), Lessor may apply all such funds against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impound funds received from Lessee.

                                    ARTICLE X

                            YEAR 2000 REPRESENTATION

         Lessee represents to Lessor that it has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Lessee may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Lessee believes that the "Year 2000 Problem" will not have a material adverse effect on Lessee or its operation of the Premises. From time to time, at the request of the Lessor, Lessee shall provide to the Lessor such updated information or documentation is requested regarding the status of its efforts to address the Year 2000 Problem.

                                   ARTICLE XI

                                       USE

         Lessee shall use the Premises solely for the operation of a federally insured financial institution and the operations by wholly owned subsidiary companies thereof of incidental uses traditionally attendant to financial institutions, savings and loan operating under the trade name and business style of Argo Federal Savings and for no other use without Lessor's prior written consent, which consent will not be unreasonably withheld. Lessor may consider the following, in addition to and not in limitations of other criteria, in determining whether to grant its consent to a change in use without being deemed to be unreasonable: (a) whether the proposed Rent to be paid to Lessor is reasonable considering the converted use of the Premises and the customary rental prevailing in the community for such use; (b) whether the converted use will be consistent with the highest and best use of the Premises in the discretion of Lessor reasonably exercised; and (c) whether the converted use will increase Lessor's risks or decrease the residual value of the Premises.

                                   ARTICLE XII

                              COMPLIANCE WITH LAWS

         A. Lessee's use and occupation of the Premises shall not be in violation of any governmental requirement, law, ordinance, statute, ruling or the like applicable to the Lessee, the Premises or the use thereof, including without limitation, the Americans with Disabilities Act and any local, state, or federal environmental requirement, law, ordinance, statute or ruling related to Hazardous Substances (as hereinafter defined). Lessee shall, at Lessee's sole cost and expense, also comply with all applicable directions, rules and regulations of the fire marshall, health officers, building inspector or other proper officers of any governmental agency having jurisdiction.

         B. Lessee shall not create, store or release or allow the creation, storage or release of any Hazardous Substances on the Premises, and if the use of the Premises shall be changed in accordance with the provisions of this Lease, Lessee shall not create, store or release or allow the creation, storage or release of any additional Hazardous Substances on the Premises without the prior consent of Lessor, such consent not to be unreasonably withheld or delayed. "Hazardous Substances" shall mean: Any substance or material on the Premises defined or designated as hazardous or toxic waste, hazardous or toxic materials, a hazardous or toxic substance, or other similar term by any federal, state or local environmental statute, regulation or ordinance presently in effect.

         C. In addition to all other provisions of this Lease regarding indemnification and holding Lessor harmless, Lessee agrees to indemnify and hold Lessor and the holder(s) of any mortgage or deed of trust encumbering the Premises harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings, costs and expenses (including, without limitation, reasonable attorneys' fees) arising directly or indirectly from, out of, or in any way connected with (i) the presence of any Hazardous Substances on or off the Premises or any portion thereof; (ii) any violation of any local, state or federal environmental law, regulation, ordinance or administrative or judicial order relating to Hazardous Substances, attributable to events occurring before or after the Commencement Date.

                                  ARTICLE XIII

                                   MAINTENANCE

         A. Lessee hereby accepts the Premises "AS IS," with no representation or warranty of Lessor as to the condition thereof.

         B. Lessee shall at all times, at its sole cost and expense, maintain, repair and replace, as necessary, the Premises, including all portions of the Premises, whether or not the Premises were in such condition upon the commencement of this Lease.

         C. Lessee shall maintain, the Premises as a first-class financial institution and from time-to-time, do such renovation, restoration, refurbishing and remodelling as shall be reasonably necessary to maintain the Premises in a condition and style then current for similarly sized/located financial institution. Lessee shall not permit maintenance obligations to be deferred.

         D. Lessor shall have free access to the Premises from time to time to confirm Lessee's compliance with the terms of this Article XIII and the balance of the terms of this Lease.

                                   ARTICLE XIV

                                   ALTERATIONS

         Lessee shall not commit actual or constructive waste upon the Premises, or alter the exterior or structural elements or the interior of the Premises in any manner without the prior written consent of Lessor. Any work at any time commenced by Lessee on the Premises shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease. Any addition to or alteration of the Premises shall be deemed a part of the Premises and belong to Lessor at the expiration of the Lease Term.

                                   ARTICLE XV

                                 INDEMNIFICATION

         Lessee shall indemnify and hold harmless Lessor and Lessor's general and limited partners, officers, employees, lender(s) and agents, from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, costs and expenses, including attorneys' fees, caused by, incurred or resulting from its operation of or relating in any manner to the Premises, whether relating to their original design or construction, latent defects, alteration, maintenance, use by Lessee or any person thereon, supervision or otherwise, or from any breach of, default under or failure to perform any term or provision of this agreement by Lessee, its officers, employees, agents or other persons. It is expressly understood that Lessee's obligations under this Article shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE XVI

                                 QUIET ENJOYMENT

         So long as Lessee shall pay rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part therein contained, Lessor covenants that Lessee, subject to Lessor's rights herein, shall have the right to the peaceful and quiet use and occupancy of the Premises.

                                  ARTICLE XVII

                           CONDEMNATION OR DESTRUCTION

                  (a) In case of a taking of all or any part of the Premises or the commencement of any proceedings or negotiations which might result in a taking, for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Lessor, Lessee, and those authorized to exercise such right ("Taking"), Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such Taking. Lessee may prosecute, if permissible under the appropriate law of the jurisdiction, any award, compensation or damages resulting from a Total Taking, as that term is hereinafter defined, to which it is entitled but shall not have the right to Lessor's award, compensation or damages.

                  (b) In case of a Taking of a whole of the Premises, other than for temporary use ("Total Taking"), this Lease shall terminate as of the date of such Total Taking and all Rent and other charges shall be apportioned and paid to the date of such Total Taking. Total Taking shall include a taking of substantially all the Premises if in the reasonable judgment of Lessor the remainder of the Premises is not useable and/or cannot be made useable for the purposes provided herein. Lessor shall be entitled to the entire award, compensation, or damages whether such award is made as compensation for dimunition in the value of the fee or leasehold, and Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to any such award.

                  (c) In case of a temporary use of the whole or any part of the Premises by a Taking, this Lease shall remain in fall force and effect, without any reduction of rent or any other sums payable hereunder. Lessee shall be entitled to the entire award for such Taking, whether paid by damages, rent or otherwise, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of the Lease, in which case the award made for such Taking shall be apportioned between Lessor and Lessee as of the date of expiration. At the termination of any such use or occupation of the Premises, Lessee will, at its own cost and expense, promptly commence and complete the restoration of the Premises. Lessee shall not be required to make the restoration if the term of this Lease shall expire prior to, or within one year after, the date of termination of the temporary use so taken, and in such event, Lessor shall be entitled to recover all damages and awards arising out of the failure of the condemning authority to repair and restore the building at the expiration of such temporary taking.

                  (d) In the event of (i) a Taking of less than all of the Premises other than a temporary use ("Partial Taking"); or (ii) of damage or destruction to all or any part of the Premises, all awards, compensation or damages shall be paid to Lessor, and Lessor shall have the option to terminate this Lease by notifying Lessee in writing within 60 days after Lessee gives Lessor notice of such damage or destruction or that title has vested in the taking authority. Lessee shall thereupon have a period of 60 days in which to elect in writing to continue this Lease on the terms herein provided. If Lessee does not elect to continue this Lease or shall fail during such 60-day period to elect to continue this Lease, then this Lease shall terminate as of the last day of the month during which such period expired. Lessee shall then immediately vacate and surrender the Premises, all obligations of either party hereunder shall cease as of the date of termination and all such awards, compensation or damages shall be paid to Lessor and Lessor shall be under no obligation make any payment therefrom to Lessee. If Lessor does not elect to terminate this Lease, or if Lessor so elects but Lessee elects to continue this Lease, then this Lease shall continue on the following terms: Rental and other sums due under this Lease shall continue unabated, and Lessee shall promptly commence and diligently prosecute restoration of the Premises to the same condition, as nearly as practicable, as prior to such partial condemnation, damage or destruction as approved by Lessor in its sole discretion. Lessor shall promptly make available in installments as restoration progresses an amount equal to any award, compensation or damages received by Lessor, (or if stemming from an event prior to the commencement of this Lease for which Lessor has an established construction escrow, from the amount held in said escrow), upon written request of Lessee accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly a part of such costs and that. there are no mechanics' or similar liens for labor and materials theretofore supplied in connection with the restoration. Lessor shall be entitled to keep any portion of such award, compensation or damages which may be in excess of the cost of restoration, (unless the balance is from an existing construction escrow, as set forth above), and Lessee shall bear all additional costs, fees and expenses of such restoration in excess of the amount of any such award, compensation or damages.

                  (e) Notwithstanding the foregoing, if at the time of any Taking or at any time thereafter Lessee shall be in Default, such Default shall be continuing, Lessor is hereby authorized and empowered, in its name or in Lessee's name, and on behalf of Lessee or otherwise, to file and prosecute Lessee's claim, if any, for an award on account of any Taking and to collect such award and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such Default and any other then existing Default.

                                  ARTICLE XVIII

                              DEFAULT AND REMEDIES

                  (a) Each of the following shall be deemed a breach of this Lease and a default ("Default") by Lessee:

                            (i) If any material representation or warranty of
Lessee herein or the Seller in the Agreement was false when made, or in the event that any such representation or warranty is continuing and becomes false at any time, or if Lessee renders any false statement or account;

                           (ii) If any Rent due remains unpaid for five (5)
days after the due date thereof;

                          (iii) If Lessee becomes insolvent, makes a general
assignment for the benefit of creditors, seeks or consents to the appointment of a trustee or liquidator, shall dissolve or liquidate all or a material portion of its assets, performs any act of bankruptcy or is not generally paying its debts as the same become due;

                           (iv) If Lessee fails to perform any of the
covenants, conditions or obligations of this Lease;

                            (v) If Lessee ceases to operate financial
institution activities at the Premises;

                           (vi) If there is a breach, default, termination or
expiration under any of those leases shown on Exhibit B attached hereto ("Counterpart Leases").

                  (b) If any breach or default does not involve the payment of any rental or other monetary sum, is not willful or intentional, does not place any rights or property of Lessor in immediate jeopardy, is not known to Lessee (unless Lessor has given Lessee notice thereof) and is within the reasonable power of Lessee to cure within 20 days after notice thereof (all as determined by Lessor in its reasonable discretion), then such event shall not constitute a default hereunder, unless otherwise expressly provided herein, until Lessor shall have given Lessee notice thereof and a period of twenty (20) days shall have elapsed, during which period Lessee may correct or cure such event, upon failure of which a Default shall be deemed to have occurred hereunder without further notice or demand of any kind. If any breach or default cannot reasonably be cured with the 20-day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such breach or default, then Lessee shall, after receiving notice specified herein, have a reasonable period as determined by the Lessor to cure such breach or default.

                  (c) In the event of any breach or default, and without any notice, except, if applicable, the notice required under certain circumstances by paragraph (b) above or such other notice as may be required by law and cannot be waived by Lessee (all other notices being hereby waived), Lessor shall be entitled to exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity, including, without limitation, any one or more of the following:

                             (i)   To terminate this Lease;

                             (ii)  To re-enter and take possession of the
Premises or any part thereof (which re-entry shall not operate to terminate this Lease unless Lessor expressly so elects), of any or all personal property or fixtures of Lessee upon the Premises, and of all franchises, licenses, permits and other rights or privileges of Lessee pertaining to the use and operation of the Premises, if any and if assignable;

                             (iii) To seize all personal property and fixtures
upon the Premises which Lessee owns or in which it has an interest, in which Lessor shall have a landlord's lien and is hereby granted a security interest, and to dispose thereof in accordance with laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at the cost of Lessee;

                             (iv)  To relet the Premises or any part thereof
for such term or terms (including a term which extends beyond the original term of this Lease), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the rentals and other sums due from Lessee in such order as Lessor may, in its sole discretion, determine, with Lessee remaining liable for any deficiency;

                             (v)   To recover from Lessee an amount equal to
the difference between the rentals and such other sums (including all sums required to be paid by Lessee, such as taxes and insurance) to be received from the date of such Default to the expiration of the original term hereof and the reasonable long term rental value of the Premises for the same period; and/or

                             (vi)  To recover from Lessee all expenses,
including attorneys' fees, reasonably paid or incurred by Lessor as a result of such breach.

                      In addition, in the event of any Default by Lessee, Lessor may, but shall not be obligated to, immediately or at any time thereafter, and without notice, except as required herein, correct such default for the account and at the expense of Lessee. Any sum or sums so paid by Lessor, together with interest at the Default Rate and all costs and damages, shall be deemed to be additional Rent hereunder and shall be immediately due from Lessee to Lessor. If any Default or threatened Default by Lessee of any of the agreements, terms, covenants, or conditions contained in this Lease shall occur, Lessor shall be entitled to enjoin such Default or threatened Default and shall have the right to invoke any right or remedy allowed at law or in equity, or by statute or otherwise, as though re-entry summary proceedings and other remedies were not provided for in this Lease.

                                   ARTICLE XIX

                           MORTGAGE AND SUBORDINATION

          A. Lessee shall keep the Premises free from any liens for work performed, materials furnished or obligations incurred by Lessee. Lessee shall do all things necessary to prevent the filing of any mechanic's or other liens against the Premises or the interest of Lessor or any ground or underlying lessors thereof, or the interest of any mortgagees or holders of any deeds of trust covering any portion of the Premises by reason of any work, labor, services, or materials performed or supplied or claimed to have been performed for or supplied to Lessee or anyone holding the Premises, or any part thereof, by, through or under Lessee. If any such lien shall at any time be filed, Lessee shall either cause the same to be vacated and canceled of record within ten (10) days after the date of filing thereof or, if Lessee in good faith determines that such lien should be contested, Lessee shall furnish such security, by surety bond or otherwise, as may be reasonably necessary or be prescribed by law to release the same as a lien and to prevent any foreclosure of such lien during the pendency of such contest. If Lessee shall fail to vacate or release such lien in the manner and within the time period aforesaid, such failure shall be a Default, and in addition to all other rights and remedies available to Lessor resulting therefrom, Lessor may, but shall not be under any obligation to, vacate or release said lien either by paying the amount claimed to be due, or by, procuring the release of such lien by giving security or in such other manner as may be prescribed by law. Lessee shall reimburse Lessor, upon demand, all sums disbursed or deposited by Lessor pursuant to the foregoing provisions of this paragraph, including Lessor's costs and expenses and reasonable attorneys' fees incurred in connection therewith, with interest thereon at the Default Rate. However, nothing contained herein shall imply consent or be construed as an agreement on the part of Lessor or any ground or underlying lessors, or mortgagees, or holders of deeds of trust covering any portion of the Premises, to subject their respective estates or interests to liability under any mechanic's or other lien law, whether or not the performance or the furnishing of such work, labor, services or materials to Lessee or anyone holding the Premises, or any part thereof, through or under Lessee, shall have been consented to by Lessor or any of such parties.

          B. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE ANY LIEN, MORTGAGE, DEED OF TRUST OR ENCUMBRANCE OF ANY KIND

UPON ALL OR ANY PART OF THE PREMISES OR LESSEE'S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID UNLESS LESSOR SHALL FIRST CONSENT IN WRITING TO EACH SAID ENCUMBRANCE. As a condition precedent for Lessor considering any such consent, which may be withheld by Lessor in its sole and absolute discretion, Lessee shall submit to Lessor, not less than thirty (30) days prior to the effective date of the proposed encumbrance (including a hypothecation), all documents proposed to be used in connection therewith plus a commitment for an endorsement to the Lessor's Owner's Title Policy, affirmatively ensuring that if the proposed encumbrance is consented to by Lessor and is subsequently an encumbrance on the Lessee's leasehold interest, the interest of the Lessor in the Premises is not otherwise affected and continues to be paramount to the interest of the Lessee and any party claiming by, through or under Lessee. A further condition precedent is the obligation of the Lessee to pay all fees, costs, charges and expenses incurred by Lessor in connection with any proposed encumbrance (including reasonable attorneys' fees) whether or not consent thereto is given.

         C. This Lease at all time shall be subordinate to the lien of any ground leases, mortgage, mortgages, trust deed or trust deeds now or hereafter placed upon the Premises by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any such ground lease, mortgage, mortgages or proposed mortgages, or trustees under the trust deeds, upon the condition that Lessee shall have the right to remain in possession of the Premises under the terms of this Lease, notwithstanding any default in any such mortgage, mortgages, trust deed or trust deeds, or after foreclosure thereof, so long as Lessee is not in default beyond any applicable grace period under any of the covenants, conditions and agreements contained in this Lease.

         D. (i) If any mortgagee or trustee elects to have this Lease and the interest of Lessee hereunder be superior to any such interest or right and evidences of such election by notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such mortgage or trust deed, whether this Lease was executed before or after such mortgage or trust deed and in that event, such mortgagee or trustee shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of the mortgage or trust deed and has been assigned to such mortgagee or trustee.

            (ii) Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within ten
(10) days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney-in-fact and in its name, place and stead so to do.

            (iii). Lessee shall give written notice to any mortgage lender having a recorded security instrument upon the Premises or any part thereof of any breach or default by Lessor of any of its obligations under this Lease and to give such mortgage lender at least 60 days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto. Lessee shall provide Lessee's most recent audited financial statements upon request to Lessor or any mortgage lender and to certify the continuing accuracy of such financial statements in such manner as Lessor or such mortgage lender may request.

                                   ARTICLE XX

                              ESTOPPEL CERTIFICATE

         At any time, and from time to time, Lessee and Lessor agree to promptly, and in no event later than fifteen (15) days after a request in writing from the other, to execute, acknowledge and deliver to the party so requesting a statement in writing, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rental and other charges have been paid and such other information and/or confirmation as Lessor or Lessee may reasonably request.

                                   ARTICLE XXI

                            ASSIGNMENT AND SUBLETTING

         A. Lessor shall have the right to sell or convey the Premises subject to this Lease or to assign the right, title and interest as Lessor under this Lease, in whole or in part. In the event of any such sale or assignment other than a security assignment, Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

         B. Lessee acknowledges that as an inducement to enter into this Lease, Lessor has relied both on the business experience and creditworthiness of Lessee and the particular purpose for which Lessee intends to use the Premises, therefore, Lessee shall not assign, this Lease or any interest therein, or sublet all or any part of the Premises, without the prior written consent of Lessor. Lessor may withhold or condition such consent upon such matters as Lessor may, in its sole discretion, determine, including, without limitation, the following criteria: experience and creditworthiness of the assignee; the assumption by the assignee of all of Lessee's obligations hereunder by undertakings enforceable by Lessor; the transfer to such assignee of all necessary licenses to continue operating the Premises for the purposes herein provided; receipt of such representations and warranties from such assignee as Lessor may request, including such matters as its organization, existence, good standing and finances and other matters, whether or not similar in kind; whether or not Lessee seeks to assign any or all Leases of the Counterpart Leases to the same proposed Assignee, and the payment by the Lessee of all fees, costs, charges and expenses incurred by Lessor in connection with any proposed assignment or subletting, including reasonably attorneys' fees, whether or not consent to such requested assignment or subletting is given. If consent is given to an assignment (but not a sublease), an amendment to the Lease shall be entered into whereby the Base Annual Rental shall be increased, as of the date the assignment is to become effective to an amount equal to 125 % of the then-current Base Annual Rental, due and payable from the assignee.

         C. No such assignment or subletting shall relieve the original Lessee or any prior assignee of their obligations under this Lease; provided, however, if such proposed assignee has a net worth, business reputation, and operating experience reasonably acceptable to Lessor, said successor properly assumes this Lease, and Lessee is not in default hereunder, then Lessor shall release Lessee hereunder upon proper documentation. Lessee shall be required to pay all costs incurred by Lessor in considering such assignment and release prior to Lessor consenting hereunder. Lessor's consent to an assignment, or to a release of Lessee, shall not require Lessor to similarly consent for any future assignments or requests for release of Lessee.

         D. Lessor consents to those leases listed on Exhibit C ("Subleases") which currently affect the Premises, subject to the effective subordination of the Subleases to this Lease.

                                  ARTICLE XXII

                                 OPTION TO RENEW

         A. Lessee (provided there is no Default at the time of exercise or at the expiration of the Lease Term or, if applicable, the then-current extension of the Lease Term) shall have the option to continue this Lease in effect for three additional independent periods, the first for ten Lease Years and the final two for five Lease Years each ("Extension Period").

         B. In the event the option to renew is exercised, then during said Extension Period, all terms, conditions, covenants, representations, warranties and obligations herein contained shall remain in full force and effect, provided, however, if Lessee shall have exercised its third Extension Period, there shall be no further right to so renew, and provided that Base Annual Rental shall adjust pursuant to Paragraph D below.

         C. Lessee shall exercise such renewal option by giving written notice to Lessor of such exercise not more than two hundred seventy (270) days nor less than two hundred ten (210) days prior to the expiration of the Lease Term, or if applicable, the then-current extension of the Lease Term.

         D. Base Annual Rent for any extended term will be at the greater of Market Rent or the scheduled rent shown for such Extension Period on Schedule 1 attached. For purposes of this Lease, Market Rental shall mean the rent agreed upon by Lessor and Lessee, or if they are unable to reach agreement within fifteen (15) days from the date Lessee elects the Extension Period ("Agreement Period"), then the rent determined as fair rental value by an MAI appraiser with at least five (5) years experience in appraising commercial rental real estate of similar type in the general geographic area of the Premises, which appraiser has been agreed upon by Lessor and Lessee, and who has been instructed to determine a fair rental value for the Premises as used for its highest and best use, and not necessarily that of a financial institution. If Lessor and Lessee cannot jointly agree upon on an appraiser within fifteen (15) days of the expiration of the Agreement Period ("Joint Appointment Period"), then each of Lessee and Lessor shall select an independent MAI appraiser meeting the aforesaid criteria within fifteen (15) days of the expiration of the Joint Appointment Period ("Selection Period") and those two appraiser shall select a third appraiser within fifteen (15) days of the expiration of the Selection Period, and each of the three appraisers shall render an appraisal of market rent for the Premises within thirty (30) days of the Selection Period. The average rental of the two appraisers closest in amount to each other shall be the Market Rent. Should Lessor or Lessee fail to timely select an appraiser, the appraisal of the solely selected appraiser shall control. Lessor and Lessee shall pay the costs of their selected appraiser, and evenly divide any pay for the cost of any third appraiser or jointly approved appraiser.

                                  ARTICLE XXIII

                     HAZARDOUS MATERIALS SITE INVESTIGATION

         Lessee shall, at its sole cost and expense, cause a party reasonably acceptable to Lessor to conduct a Level 1 Hazardous Materials Site Investigation (Level 1 Audit), as often as is required by the Environmental Protection Agency or other governmental or regulatory body with authority to so request, or as reasonably requested by Lessor, which Level 1 Audit shall complete at least the following tasks at the Premises:.

                  (i) Review available materials that could indicate potential environmental impairment. Such materials should include topographic maps, air photos, boring logs and other references.

                  (ii) Conduct a physical site examination to include an inspection for unusual land colorations, odors, and physical irregularities as well as underground or above-ground tanks, and an evaluation of current land use. Neighboring land owners are to be contacted to determine actual historical site use.

                  (iii) Contact local and state health and environmental agencies to determine if any hazardous materials incidents have occurred in the area, including recorded or known landfill sites, or the occurrence of any hazardous material event (spill, storage, discharge, etc.).

                  (iv) Adjacent properties are to be surveyed for current land use conditions that may adversely affect the subject property including, underground or above-ground storage tanks, manufacturing sites, landfills, etc.

                  (v) A summary report will be prepared to the Lessor, indicating the contacts made, data findings, photographs, and other pertinent information and recommendations for a detailed (Level 2) site investigation if significant evidence exists that hazardous substances may have been released at or in close proximity to any of the Sites. If a Level 2 site investigation is recommended, Lessee shall perform that investigation and shall perform all clean up activities recommended therein as soon thereafter as reasonable.

                                  ARTICLE XXIV

                                     NOTICES

         All notices, demands, requests, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and shall be deemed to have been properly given if sent by either (i) registered or certified mail, postage prepaid; (ii) by a recognized national overnight courier service (e.g. Federal Express) with instructions and payment for next business day delivery; (iii) by personal delivery; or (iv) confirmed facsimile transmission to the parties at the addresses hereinafter set forth and/or to such other address as either party may give notice pursuant to this section from time-to-time. All notices shall be deemed received and effective on the first to occur of the following: (i) delivery; (ii) refusal of deliver; or (iii) the third business day after posting or delivery to the courier service; or (iv) receipt of confirmed facsimile transmission.

                   If to Lessor:         Stuart Whitman, Inc.
                                         749 San Ysidro Rd.
                                         Montecito, CA 93108
                                         Attn: Stuart Whitman, President

                   With copy to:         The Bicek Group
                                         1413 Sherman Road
                                         Suite 40
                                         Romeoville, Illinois 60446
                                         Attn: Robert Bicek

                   and to:               Jeffrey J. Stahl, Esq.
                                         Stahl Brashler LLC
                                         20 East Jackson Blvd.
                                         Suite 1600
                                         Chicago, Illinois 60604

                  If to Lessee:          Argo Bancorp, Inc.
                                         7600 West 63rd Street
                                         Summit, Illinois 60501
                                         Attn: John G. Yedinak, Chairman

                  with copy to:          James Kemp, Esq.
                                         Kemp, Grzelakowski & Loremzini, Ltd.
                                         1900 Spring St.
                                         Suite 500
                                         Oak Brook, IL 60523
                                         (630) 571-7711
                                         (630) 571-7755

                                   ARTICLE XXV

                                  HOLDING OVER

         If Lessee remains in possession of the Premises after the expiration of the Lease Term, Lessee may be deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums at the rate of 200% of the amounts herein provided and to comply with all of the terms of this Lease; provided that nothing herein nor the acceptance of Rent by Lessor shall be deemed a consent to such holding over.

                                  ARTICLE XXVI

                                  LESSOR'S LIEN

         Lessor shall have a landlord's lien upon all furnishings, fixtures, equipment, decorations, supplies, accessories and other personal property which Lessee owns or in which it has an interest located on the Premises, to secure the payment of all Rent and the performance of all other obligations of Lessee under this Lease; provided however, Lessor, upon request of Lessee, shall subordinate this interest upon and subject to such terms and conditions as Lessor may, from time-to-time, reasonably determine.

                                 ARTICLE XXVII

                          REMOVAL OF LESSEE'S PROPERTY

         At the expiration or sooner termination of the Lease Term if Lessee is not then in Default hereof, Lessee may and shall remove from the Premises all personal property belonging to Lessee.

Lessee shall repair any damage caused by such removal and shall leave the premises (including all buildings thereon) broom clean and in good condition and repair.

                                 ARTICLE XXVIII

                              FINANCIAL STATEMENTS

         Within ninety (90) days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor (i) complete financial statements of Lessee including a balance sheet, profit and loss statement, statement of changes in financial condition and all other related schedules for the fiscal period then ended; and (ii) income statements for the business at the Premises showing profits and losses for the fiscal period then ended. All such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied from period to period, and shall be audited by an independent Certified Public Accountant reasonably acceptable to Lessor. In the event that Lessee's property and business at the Premises is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the profits and losses, assets and liabilities pertaining to the Premises with the basis for allocation of overhead of other charges being clearly set forth.

                                  ARTICLE XXIX

                               LESSOR'S LIABILITY

         Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed (such agreement being a primary consideration for the execution of this Lease by Lessor) that there shall be absolutely no personal liability on the part of Lessor or any partner, shareholder, officer, director or employee of Lessor, or their successors or assigns with respect to any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the interest of the Lessor for the satisfaction of each and every remedy of the Lessee in the Premises and no other property, interest or assets of the Lessor whatsoever in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exception whatsoever.

                                   ARTICLE XXX

                                CONSENT OF LESSOR

         Lessor shall have no liability for damages resulting from Lessor's failure to give any consent, approval or instruction reserved to Lessor, Lessee's sole remedy in any such event being an action for injunctive relief.

                                  ARTICLE XXXI

                              WAIVER AND AMENDMENT

         No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

                                  ARTICLE XXXII

                                  JOINT VENTURE

         None of the agreements contained herein, is intended, nor shall the same be deemed or construed, to create a partnership between Lessor and Lessee, to make them joint venturers, nor to make Lessor in any way responsible for the debts or losses or Lessee.

                                 ARTICLE XXXIII

                                    CAPTIONS

         Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

                                  ARTICLE XXXIV

                                  SEVERABILITY

         The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed herein.

                                  ARTICLE XXXV

                             CONSTRUCTION GENERALLY

         This is a long-term commercial lease between entrepreneurs which has been entered into by both parties in reliance upon the economic and legal bargains contained herein. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Time is of the essence in the performance of obligations and exercise of any options herein contained.

                                  ARTICLE XXXVI

                                 OTHER DOCUMENTS

         Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Lease.

                                 ARTICLE XXXVII

                                ATTORNEYS' FEES

         In the event of any judicial or other adversarial proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled.

                                 ARTICLE XXXVIII

                       ENTIRE AGREEMENT AND INCORPORATION

         This Lease, and any other instruments or agreements referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Each and every of the recitals set forth on Page 1 are hereby incorporated as if fully re-written.

                                  ARTICLE XXXIX

                                  COUNTERPARTS

         This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the year and day first above written.

                                 LESSOR:

                                 STUART WHITMAN, INC.,
                                 a California corporation

                                 By:  /s/ STUART WHITMAN
                                   -----------------------------------
                                        Its: President

                                 LESSEE:

                                 ARGO FEDERAL SAVINGS BANK, F.S.B.,
                                 a federal savings bank

                                 By: /s/ JOHN G. YEDINAK
                                   -----------------------------------
                                        Its:

-----------------------------------------------------------------
                        SCHEDULE 1
-----------------------------------------------------------------
                    BASE ANNUAL RENTAL
-----------------------------------------------------------------
           FOR 7600 W. 63RD ST, SUMMIT, ILLINOIS
-----------------------------------------------------------------
              Assumes a June 1, 1999 Closing
-----------------------------------------------------------------

-----------------------------------------------------------------
              ORIGINAL LEASE TERM 170 MONTHS
=================================================================
        PERIODS                                         MONTHLY
-----------------------------------------------------------------
Assumes a June 1, 1999 Closing                          NNN RENT
=================================================================
Closing thru 12/31/1999                                $7,931.67
-----------------------------------------------------------------
1/1/2000 thru 12/31/2000                               $8,010.99
-----------------------------------------------------------------
1/l/2001 thru 12/31/2001                               $8,091.10
-----------------------------------------------------------------
l/l/2002 thru 12131/2002                               $8,172.01
-----------------------------------------------------------------
1/l/2003 thru 12/31/2003                               $8,253.73
-----------------------------------------------------------------
1/l/2004 thru 12/31/2004                               $8,336.26
-----------------------------------------------------------------
1/l/2005 thru 12/31/2005                               $8,419.63
-----------------------------------------------------------------
1/l/2006 thru 12/31/2006                               $8,503.82
-----------------------------------------------------------------
1/1/2007 thru 12/31/2007                               $8,588.86
-----------------------------------------------------------------
1/1/2008 thru 12/31/2008                               $8,674.75
-----------------------------------------------------------------
1/l/2009 thru 12/31/2009                               $8,761.50
-----------------------------------------------------------------
1/l/2010 thru 12/31/2010                               $8,849.11
-----------------------------------------------------------------
1/l/2011 thru 12/31/2011                               $8,937.60
-----------------------------------------------------------------
1/1/2012 thru 12/31/2012                               $9,026.98
-----------------------------------------------------------------
1/l/2013 thru 07/31/2013                               $9,117.25
-----------------------------------------------------------------

-----------------------------------------------------------------
                  1ST OPTION TO RENEW (10 YEARS
=================================================================
        PERIODS                                         MONTHLY
-----------------------------------------------------------------
Assumes a June 1, 1999 Closing                          NNN RENT
=================================================================
8/l/2014 thru 7/31/2014                                $11,997.36
-----------------------------------------------------------------
8/1/2015 thru 7/31/2015                                $12,357.28
-----------------------------------------------------------------
8/l/2016 thru 7/31/2016                                $12,728.00
-----------------------------------------------------------------
8/1/2017 thru 7/31/2017                                $13,109.84
-----------------------------------------------------------------
8/1/2018 thru 7/31/2018                                $13,503.14
-----------------------------------------------------------------
8/l/2019 thru 7/31/2019                                $13,908.23
-----------------------------------------------------------------
8/l/2020 thru 7/31/2020                                $14,325.48
-----------------------------------------------------------------
8/1/2021 thru 7/31/2021                                $14,755.24
-----------------------------------------------------------------
8/l/2022 thru 7/31/2022                                $15,197.90
-----------------------------------------------------------------
8/l/2023 thru 7/31/2023                                $15,653.84
-----------------------------------------------------------------

-----------------------------------------------------------------
               2ND OPTION TO RENEW (5 YEARS)
=================================================================
        PERIODS                                         MONTHLY
-----------------------------------------------------------------
Assumes a June 1, 1999 Closing                          NNN RENT
=================================================================
8/1/2024 thru 7/31/2024                                $16,123.45
-----------------------------------------------------------------
8/1/2025 thru 7/31/2025                                $16,607.16
-----------------------------------------------------------------
8/l/2026 thru 7/31/2026                                $17,105.37
-----------------------------------------------------------------
8/1/2027 thru 7/31/2027                                $17,618.53
-----------------------------------------------------------------
8/l/2028 thru 7/31/2028                                $18,147.09
-----------------------------------------------------------------

-----------------------------------------------------------------
               3RD OPTION TO RENEW (5 YEARS)
=================================================================
        PERIODS                                         MONTHLY
-----------------------------------------------------------------
Assumes a June 1, 1999 Closing                          NNN RENT
=================================================================
8/1/2029 thru 7/31/2029                                $18,691.50
-----------------------------------------------------------------
8/1/2030 thru 7/31/2030                                $19,252.24
-----------------------------------------------------------------
8/1/2031 thru 7/31/2031                                $19,829.81
-----------------------------------------------------------------
8/1/2032 thru 7/31/2032                                $20,424.71
-----------------------------------------------------------------
8/1/2033 thru 7/31/2033                                $21,037.45
-----------------------------------------------------------------

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES

PARCEL l:

         LOTS 60 AND 61 IN BLOCK 22 IN ARGO FIRST ADDITION TO SUMMIT A SUBDIVISION OF THAT PART LYING EAST OF THE CENTER LINE OF ARCHER AVENUE OF THE SOUTH HALF OF THE SOUTH EAST QUARTER OF THE SOUTH WEST QUARTER OF SECTION 13, TOWNSHIP 38 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

         LOTS 1, 2, 3, 4, 5 AND 6 AND THE EAST 1/2 OF LOT 7 IN BLOCK 22 IN ARGO FIRST ADDITION TO SUMMIT, A SUBDIVISION OF THAT PART LYING EAST OF THE CENTER LINE OF ARCHER AVENUE IN THE SOUTH HALF OF THE SOUTH EAST QUARTER OF THE SOUTH WEST QUARTER OF SECTION 13, TOWNSHIP 38 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

                                    EXHIBIT B

                               COUNTERPART LEASES

1. Lease between Lessor and Lessee of even date herewith for property located at:

                  5818 South Archer, Summit, Illinois
                  2154 West Madison, Chicago, Illinois
                  14076 Lincoln, Dolton, Illinois
                  8267 South Roberts Road, Bridgeview, Illinois

                                   EXHIBIT C

                                   SUBLEASES





                                      NONE

                               ABSOLUTE NET LEASE

          THIS LEASE made as of June 29, 1999, by and between Stuart Whitman, Inc., or its assigns ("Lessor"), whose address is 9220 Sunset Boulevard, Suite 206, Los Angeles, CA 90069, and Argo Savings and Loan Association, all subsidiaries, parents, and affiliates ("Lessee"), whose address is 7600 West 63rd Street, Summit, Illinois 60501.

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated June 10, 1999 (the "Agreement") Lessee as Seller, sold to Lessor, as Purchaser, the Premises, as that term is hereinafter defined; and

         WHEREAS, Lessee acknowledges that, prior to the date hereof, it has been in full and complete possession of the Premises and is fully aware of the condition of the Premises and all portions thereof, and that this demise is on a strictly "AS IS" basis with no representations, warranties, covenants or agreements as to the condition or state of said Premises or any portion thereof being made by the Lessor.

          NOW, THEREFORE, Lessor and Lessee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          The following terms shall have the following meanings for all purposes of this Lease:

         "Additional Rental" means all Payment obligations of Lessee hereunder other than Base Rental.

          "Base Annual Rental" means $105,260.00, as adjusted pursuant to the terms herein.

         "Base Monthly Rental" means an amount equal to l/12 of the Base Annual Rental, subject to the Rent Adjustment as set forth below.

         "Default Rate" means an amount of interest equal to the lesser of the highest permitted annual interest rate Lessor may charge Lessee or 5% per month.

          "Lease Term" means the period described in Article III.

          "Lease Year" shall be defined as a period of twelve (12) consecutive calendar months; however, the first Lease Year shall commence on the date hereof and expire December 31, 1999.

          "Lessee" shall mean Lessee and its permitted successors and assigns.

          "Premises" means the real property, together with all buildings, structures and site improvements located thereon, at 8267 South Roberts Road, Bridgeview, Illinois, and more particularly described in Exhibit A attached hereto and incorporated herein and all rights, easements and interests appurtenant thereto, including, but not limited to, any streets or public ways adjacent to the Premises and any water and mineral rights, to the extent that the same have been conveyed to Lessor by Lessee pursuant to the terms of the Agreement.

          "Rent" means the aggregate of all sums becoming due and payable under this Lease from the Lessee whether as Base Monthly Rental, Base Annual Rental, Additional Rental, or otherwise.

                                   ARTICLE II

                               DEMISE OF PREMISES

          In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, from Lessor the Premises.

                                   ARTICLE III

                                   LEASE TERM

          The Lease Term shall (i) be for one hundred seventy (170) months; (ii) commence as of the first day of the calendar month following the date hereof ("Commencement Date"); and (iii) expire on the expiration of one hundred seventy
(170) months thereafter, unless sooner terminated or extended as provided in this Lease.

                                   ARTICLE IV

                                   BASE RENTAL

          Lessee agrees to pay to Lessor, or to such other person or entity as Lessor may from time-to-time direct, without demand, deduction, set-off or abatement at such place as Lessor, by notice in writing to Lessee from time to time may direct, at the following rates and times:

                         See Schedule I Attached Hereto

             Base Annual Rental monthly in advance in equal monthly installments (i.e. Base Monthly Rental) on the first day of each calendar month of the Lease Term. One-thirtieth (1/30th) of each monthly payment shall be due and payable for each day of any portion of a month less than a full month, and shall be payable on the first day of such partial month. The monthly rental for the month or portion thereof prior to the Commencement Date beginning from the date of the full execution hereof shall be one-thirtieth (1/30th) of the Base Monthly Rental times the number of days remaining in the month. The Base Monthly Rental for any period less than a full Lease Year following the fourteenth annual anniversary of the commencement date shall be the same as the Base Monthly Rental assessed in the fourteenth Lease Year. If requested by Lessor, Lessee shall establish arrangements whereby each payment of Base Monthly Rental is transferred by wire or other means of transfer directly to Lessor's account as designated from time-to-time by Lessor on or before the first business day of each month during the Lease Term. At Landlord's request Tenant shall provide Landlord with a single payment of Monthly Rental due hereunder aggregated with those due under the Counterpart Leases, as hereinafter defined.

         (b) The Base Annual Rental during the Lease Term, or during any Extension Period, shall increase as set forth on Schedule 1 attached hereto and incorporated herein by this reference.

                                    ARTICLE V

                           RENTAL TO BE NET TO LESSOR

         Lessee recognizes and acknowledges, without limiting the generality of any other term or provision of this Lease, that it is the intent of the parties hereto that the Base Annual Rental to be paid by Lessee to Lessor shall be absolutely net to Lessor; and any and all charges, assessments, impositions and expenses pertaining to or levied against the Premises and any and all portions thereof, including, without limiting the generality of the foregoing, any and all taxes, assessments, general or special, water rates, license fees, fuel costs, steam costs, insurance premiums, utility bills, costs of repair, maintenance (structural or otherwise), operation and restoration of the Premises (including all improvements now or hereafter made thereon and any and every part thereof), shall be included as Additional Rent hereunder, and be the sole and absolute obligations of and paid by Lessee as Lessee's sole and exclusive cost and expense, all as herein and elsewhere more particularly set forth.

                                   ARTICLE VI

                              TAXES AND ASSESSMENTS

          A. Lessee shall pay, as the same become due and prior to delinquency, all taxes and assessments which may be levied, assessed, imposed, or become liens on the Premises or which arose out of the use or occupancy of the Premises, including, without limitation, the following (the "Taxes"):

          (a) All taxes and assessments upon the Premises or any part thereof or the Rent therefrom, or any personal property, equipment, trade fixtures or improvements located in or on the Premises, whether belonging to Lessor or Lessee, which are owing at the commencement of this Lease or shall be assessed or become due during the Lease Term or any tax or charge levied (whether in whole or in part) in lieu of and/or in addition to such taxes and assessments;

          (b) All taxes, charges, license fees or similar fees imposed by reason of the tenancy, use or occupancy of the Premises by Lessee; and

          (c) All excise, transaction, privilege, license, sales, use and other taxes upon the rental or other payments hereunder, the leasehold estate of either party hereto or the activities of either party pursuant to this Lease, except for any tax upon or measured by the income and profits of Lessor.

          B. Lessee shall have the right to contest, in good faith and with due diligence, the validity or amount of any Taxes levied or assessed against the Premises by appropriate legal proceedings which shall have the effect of preventing the collection of the Taxes so contested; provided that:

          (a) At least ten (10) days prior to the last day allowed by law for payment of such Taxes, Lessee shall notify Lessor of Lessee's intention to contest said Taxes;

          (b) To the extent Lessee has not deposited amounts sufficient to assure payment of Taxes, costs, interest and penalties, Lessee shall furnish to Lessor such security as Lessor or its mortgagee may require to assure payment of all Taxes and any costs, interest and penalties which may be or become payable in the event and to the extent that such contest shall be unsuccessful;

          (c) Such proceedings shall not endanger Lessor's interest in the Premises; and

          (d) Whether such proceedings are brought in the name of Lessee or Lessor, Lessee shall indemnify and hold harmless the Lessor from any liability for the payment of any costs or expenses in connection therewith.

                                   ARTICLE VII

                                    UTILITIES

         Lessee shall contract, in its own name, for and pay when due, all charges in connection or use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Premises during the Lease Term. Under no circumstances shall Lessor be responsible or liable for any interruption, termination or the lack or quality of any utility service.

                                  ARTICLE VIII

                                    INSURANCE

         Lessee shall maintain, at its sole cost and expense, the following types and amounts of insurance insuring Lessee, and naming as additional insureds Lessor, and the holder(s) of any mortgage or deed of trust encumbering the Premises (which insurance may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as Lessor may from time-to-time reasonably require:

         (a) Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if the Premises are in a flood hazard area), earthquake (if the Premises are in an area subject to destructive earthquake within recorded history), boiler explosion (if there is any boiler upon the Premises), sprinkler damage (if the Premises have a sprinkler system), all matters covered by a standard extended coverage endorsement and such other risks as Lessor may reasonably require, insuring the Premises, and all improvements thereon for not less than 100% of their fall replacement cost for the Premises and all other premises leased under the Counterpart Leases. Any insurance policy or policies shall designate Lessor and Lessee as the named insureds as their interest may appear and shall be payable as set forth in Article XVII.

         (b) Comprehensive public liability and property damage insurance, including a products liability clause, against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including, without limitation, any liability arising out of the ownership, maintenance, repair, condition or operation of the Premises or adjoining ways, streets or sidewalks. Such insurance policy or policies shall contain a "waiver of subrogation" clause or endorsement which precludes the insurer from denying the claim of either Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $2,500,000 per injury and occurrence and not less than $5,000,000 in the aggregate, with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

         (c) Worker's compensation, employer's liability and such other insurance as may be necessary to comply with applicable laws.

         (d) Loss of rents or business interruption insurance in the amount of at least one and one-half times the Base Annual Rental.

                  The form of each policy of insurance shall:

                            (i)  Provide for a waiver of subrogation by the
insurer as to claims against Lessor, its partners (limited and general) employees, directors, officers and agents;

                            (ii) Provide that such insurance cannot be
canceled, invalidated or suspended on account of the conduct of Lessor, its officers, directors, employees, agents and any other party acting by, through or under Lessor;

                           (iii) Contain a standard (i.e. without contribution)
mortgage clause endorsement in favor of the holder(s) of any mortgage or deed of trust covering the Premises if designated by Lessor;

                            (iv) Provide that the policy of insurance shall not
be terminated without not less than 30 days' prior written notice to Lessor and to any lender covered by any standard mortgage clause endorsement;

                             (v) Provide that the insurer shall not have the
option to restore the Premises if Lessor elects to terminate this Lease in accordance with the terms hereof; and

                  (e) All of Lessee's insurance shall be issued by insurance companies having rating in Best's Insurance Guide of Class VI or better, and acceptable to Lessor and its lender with a deductible of no more than $5,000 and acceptable to Lessor's lender.

                  (f) Lessee shall provide to Lessor and any lender designated by Lessor, certificates of insurance or copies of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times.

         In addition, Lessee shall carry insurance of a type and in amounts typical of similarly sized savings and loan associations addressing operations of a financial institution.

                                   ARTICLE IX

                           TAXES AND INSURANCE IMPOUND

         For so long as Landlord's lender shall require a deposit of taxes, assessments, or insurance premiums, or at any other time as Tenant shall fail to timely pay any of the foregoing, in addition to Landlord's other rights and remedies hereunder, Lessee shall pay to Lessor such sums as Lessor reasonably determines which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and insurance premiums. Lessor will estimate the amounts needed for such purposes and will notify Lessee to pay the same to Lessor in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Lease. Should additional funds be required at any time, Lessee shall pay the same to Lessor on demand. Interest or other gains from such funds, if any, shall remain in the impound account and either applied to the amounts to be paid for taxes, assessments, or insurance premiums or, if not needed for that purpose, will reduce the monthly impound amount for the following year. In the event of any Default (as that term is defined in Article XVIII), Lessor may apply all such funds against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impound funds received from Lessee.

                                    ARTICLE X

                            YEAR 2000 REPRESENTATION

         Lessee represents to Lessor that it has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Lessee may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Lessee believes that the "Year 2000 Problem" will not have a material adverse effect on Lessee or its operation of the Premises. From time to time, at the request of the Lessor, Lessee shall provide to the Lessor such updated information or documentation is requested regarding the status of its efforts to address the Year 2000 Problem.

                                   ARTICLE XI

                                       USE

         Lessee shall use the Premises solely for the operation of a federally insured financial institution and the operations by wholly owned subsidiary companies thereof of incidental uses traditionally attendant to financial institutions, savings and loan operating under the trade name and business style of Argo Federal Savings and for no other use without Lessor's prior written consent, which consent will not be unreasonably withheld. Lessor may consider the following, in addition to and not in limitations of other criteria, in determining whether to grant its consent to a change in use without being deemed to be unreasonable: (a) whether the proposed Rent to be paid to Lessor is reasonable considering the converted use of the Premises and the customary rental prevailing in the community for such use; (b) whether the converted use will be consistent with the highest and best use of the Premises in the discretion of Lessor reasonably exercised; and (c) whether the converted use will increase Lessor's risks or decrease the residual value of the Premises.

                                   ARTICLE XII

                              COMPLIANCE WITH LAWS

         A. Lessee's use and occupation of the Premises shall not be in violation of any governmental requirement, law, ordinance, statute, ruling or the like applicable to the Lessee, the Premises or the use thereof, including without limitation, the Americans with Disabilities Act and any local, state, or federal environmental requirement, law, ordinance, statute or ruling related to Hazardous Substances (as hereinafter defined). Lessee shall, at Lessee's sole cost and expense, also comply with all applicable directions, rules and regulations of the fire marshall, health officers, building inspector or other proper officers of any governmental agency having jurisdiction.

         B. Lessee shall not create, store or release or allow the creation, storage or release of any Hazardous Substances on the Premises, and if the use of the Premises shall be changed in accordance with the provisions of this Lease, Lessee shall not create, store or release or allow the creation, storage or release of any additional Hazardous Substances on the Premises without the prior consent of Lessor, such consent not to be unreasonably withheld or delayed. "Hazardous Substances" shall mean: Any substance or material on the Premises defined or designated as hazardous or toxic waste, hazardous or toxic materials, a hazardous or toxic substance, or other similar term by any federal, state or local environmental statute, regulation or ordinance presently in effect.

         C. In addition to all other provisions of this Lease regarding indemnification and holding Lessor harmless, Lessee agrees to indemnify and hold Lessor and the holder(s) of any mortgage or deed of trust encumbering the Premises harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings, costs and expenses (including, without limitation, reasonable attorneys' fees) arising directly or indirectly from, out of, or in any way connected with (i) the presence of any Hazardous Substances on or off the Premises or any portion thereof; (ii) any violation of any local, state or federal environmental law, regulation, ordinance or administrative or judicial order relating to Hazardous Substances, attributable to events occurring before or after the Commencement Date.

                                  ARTICLE XIII

                                   MAINTENANCE

         A. Lessee hereby accepts the Premises "AS IS," with no representation or warranty of Lessor as to the condition thereof.

         B. Lessee shall at all times, at its sole cost and expense, maintain, repair and replace, as necessary, the Premises, including all portions of the Premises, whether or not the Premises were in such condition upon the commencement of this Lease.

         C. Lessee shall maintain, the Premises as a first-class financial institution and from time-to-time, do such renovation, restoration, refurbishing and remodelling as shall be reasonably necessary to maintain the Premises in a condition and style then current for similarly sized/located financial institution. Lessee shall not permit maintenance obligations to be deferred.

         D. Lessor shall have free access to the Premises from time to time to confirm Lessee's compliance with the terms of this Article XIII and the balance of the terms of this Lease.

                                   ARTICLE XIV

                                   ALTERATIONS

         Lessee shall not commit actual or constructive waste upon the Premises, or alter the exterior or structural elements or the interior of the Premises in any manner without the prior written consent of Lessor. Any work at any time commenced by Lessee on the Premises shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease. Any addition to or alteration of the Premises shall be deemed a part of the Premises and belong to Lessor at the expiration of the Lease Term.

                                   ARTICLE XV

                                 INDEMNIFICATION

         Lessee shall indemnify and hold harmless Lessor and Lessor's general and limited partners, officers, employees, lender(s) and agents, from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, costs and expenses, including attorneys' fees, caused by, incurred or resulting from its operation of or relating in any manner to the Premises, whether relating to their original design or construction, latent defects, alteration, maintenance, use by Lessee or any person thereon, supervision or otherwise, or from any breach of, default under or failure to perform any term or provision of this agreement by Lessee, its officers, employees, agents or other persons. It is expressly understood that Lessee's obligations under this Article shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE XVI

                                 QUIET ENJOYMENT

         So long as Lessee shall pay rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part therein contained, Lessor covenants that Lessee, subject to Lessor's rights herein, shall have the right to the peaceful and quiet use and occupancy of the Premises.

                                  ARTICLE XVII

                           CONDEMNATION OR DESTRUCTION

                  (a) In case of a taking of all or any part of the Premises or the commencement of any proceedings or negotiations which might result in a taking, for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Lessor, Lessee and those authorized to exercise such right ("Taking"), Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such Taking. Lessee may prosecute, if permissible under the appropriate law of the jurisdiction, any award, compensation or damages resulting from a Total Taking, as that term is hereinafter defined, to which it is entitled but shall not have the right to Lessor's award, compensation or damages.

                  (b) In case of a Taking of a whole of the Premises, other than for temporary use ("Total Taking"), this Lease shall terminate as of the date of such Total Taking and all Rent and other charges shall be apportioned and paid to the date of such Total Taking. Total Taking shall include a taking of substantially all the Premises if in the reasonable judgment of Lessor the remainder of the Premises is not useable and/or cannot be made useable for the purposes provided herein. Lessor shall be entitled to the entire award, compensation, or damages whether such award is made as compensation for dimunition in the value of the fee or leasehold, and Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to any such award.

and empowered, in its name or in Lessee's name, and on behalf of Lessee or otherwise, to file and prosecute Lessee's claim, if any, for an award on account of any Taking and to collect such award and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such Default and any other then existing Default.

                                  ARTICLE XVIII

                              DEFAULT AND REMEDIES

                  (a) Each of the following shall be deemed a breach of this Lease and a default ("Default") by Lessee:

                            (i) If any material  representation or warranty of
Lessee herein or the Seller in the Agreement was false when made, or in the event that any such representation or warranty is continuing and becomes false at any time, or if Lessee renders any false statement or account;

                           (ii) If any Rent due remains unpaid for five (5)
days after the due date thereof;

                          (iii) If Lessee becomes insolvent, makes a general
assignment for the benefit of creditors, seeks or consents to the appointment of a trustee or liquidator, shall dissolve or liquidate all or a material portion of its assets, performs any act of bankruptcy or is not generally paying its debts as the same become due;

                           (iv) If Lessee fails to perform any of the
covenants, conditions or obligations of this Lease;

                            (v) If Lessee ceases to operate financial
institution activities at the Premises;

                           (vi) If there is a breach, default, termination or
expiration under any of those leases shown on Exhibit B attached hereto ("Counterpart Leases").

                  (b) If any breach or default does not involve the payment of any rental or other monetary sum, is not willful or intentional, does not place any rights or property of Lessor in immediate jeopardy, is not known to Lessee (unless Lessor has given Lessee notice thereof) and is within the reasonable power of Lessee to cure within 20 days after notice thereof (all as determined by Lessor in its reasonable discretion), then such event shall not constitute a default hereunder, unless otherwise expressly provided herein, until Lessor shall have given Lessee notice thereof and a period of twenty (20) days shall have elapsed, during which period Lessee may correct or cure such event, upon failure of which a Default shall be deemed to have occurred

                  (c) In case of a temporary use of the whole or any part of the Premises by a Taking, this Lease shall remain in full force and effect, without any reduction of rent or any other sums payable hereunder. Lessee shall be entitled to the entire award for such Taking, whether paid by damages, rent or otherwise, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of the Lease, in which case the award made for such Taking shall be apportioned between Lessor and Lessee as of the date of expiration. At the termination of any such use or occupation of the Premises, Lessee will, at its own cost and expense, promptly commence and complete the restoration of the Premises. Lessee shall not be required to make the restoration if the term of this Lease shall expire prior to, or within one year after, the date of termination of the temporary use so taken, and in such event, Lessor shall be entitled to recover all damages and awards arising out of the failure of the condemning authority to repair and restore the building at the expiration of such temporary taking.

                  (d) In the event of (i) a Taking of less than all of the Premises other than a temporary use ("Partial Taking"); or (ii) of damage or destruction to all or any part of the Premises, all awards, compensation or damages shall be paid to Lessor, and Lessor shall have the option to terminate this Lease by notifying Lessee in writing within 60 days after Lessee gives Lessor notice of such damage or destruction or that title has vested in the taking authority. Lessee shall thereupon have a period of 60 days in which to elect in writing to continue this Lease on the terms herein provided. If Lessee does not elect to continue this Lease or shall fail during such 60-day period to elect to continue this Lease, then this Lease shall terminate as of the last day of the month during which such period expired. Lessee shall then immediately vacate and surrender the Premises, all obligations of either party hereunder shall cease as of the date of termination and all such awards, compensation or damages shall be paid to Lessor and Lessor shall be under no obligation make any payment therefrom to Lessee. If Lessor does not elect to terminate this Lease, or if Lessor so elects but Lessee elects to continue this Lease, then this Lease shall continue on the following terms: Rental and other sums due under this Lease shall continue unabated, and Lessee shall promptly commence and diligently prosecute restoration of the Premises to the same condition, as nearly as practicable, as prior to such partial condemnation, damage or destruction as approved by Lessor in its sole discretion. Lessor shall promptly make available in installments as restoration progresses an amount equal to any award, compensation or damages received by Lessor, (or if stemming from an event prior to the commencement of this Lease for which Lessor has an established construction escrow, from the amount held in said escrow), upon written request of Lessee accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly a part of such costs and that there are no mechanics' or similar liens for labor and materials theretofore supplied in connection with the restoration. Lessor shall be entitled to keep any portion of such award, compensation or damages which may be in excess of the cost of restoration, (unless the balance is from an existing construction escrow, as set forth above), and Lessee shall bear all additional costs, fees and expenses of such restoration in excess of the amount of any such award, compensation or damages.

                  (e) Notwithstanding the foregoing, if at the time of any Taking or at any time thereafter Lessee shall be in Default, such Default shall be continuing, Lessor is hereby authorized hereunder without further notice or demand of any kind. If any breach or default cannot reasonably be cured with the 20-day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such breach or default, then Lessee shall, after receiving notice specified herein, have a reasonable period as determined by the Lessor to cure such breach or default.

                  (c) In the event of any breach or default, and without any notice, except, if applicable, the notice required under certain circumstances by paragraph (b) above or such other notice as may be required by law and cannot be waived by Lessee (all other notices being hereby waived), Lessor shall be entitled to exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity, including, without limitation, any one or more of the following:

                             (i)   To terminate this Lease;

                             (ii)  To re-enter and take possession of the
Premises or any part thereof (which re-entry shall not operate to terminate this Lease unless Lessor expressly so elects), of any or all personal property or fixtures of Lessee upon the Premises, and of all franchises, licenses, permits and other rights or privileges of Lessee pertaining to the use and operation of the Premises, if any and if assignable;

                             (iii) To seize all personal property and fixtures
upon the Premises which Lessee owns or in which it has an interest, in which Lessor shall have a landlord's lien and is hereby granted a security interest, and to dispose thereof in accordance with laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at the cost of Lessee;

                             (iv)  To relet the Premises or any part thereof
for such term or terms (including a term which extends beyond the original term of this Lease), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the rentals and other sums due from Lessee in such order as Lessor may, in its sole discretion, determine, with Lessee remaining liable for any deficiency;

                             (v)  To recover from Lessee an amount equal to the
difference between the rentals and such other sums (including all sums required to be paid by Lessee, such as taxes and insurance) to be received from the date of such Default to the expiration of the original term hereof and the reasonable long term rental value of the Premises for the same period; and/or

                             (vi) To recover from Lessee all expenses,
including attorneys' fees, reasonably paid or incurred by Lessor as a result of such breach.

                      In addition, in the event of any Default by Lessee, Lessor may, but shall not be obligated to, immediately or at any time thereafter, and without notice, except as required herein, correct such Default for the account and at the expense of Lessee. Any sum or sums so paid by Lessor, together with interest at the Default Rate and all costs and damages, shall be deemed to be additional Rent hereunder and shall be immediately due from Lessee to Lessor. If any Default or threatened Default by Lessee of any of the agreements, terms, covenants, or conditions contained in this Lease shall occur, Lessor shall be entitled to enjoin such Default or threatened Default and shall have the right to invoke any right or remedy allowed at law or in equity, or by statute or otherwise, as though re-entry summary proceedings and other remedies were not provided for in this Lease.

                                   ARTICLE XIX

                           MORTGAGE AND SUBORDINATION

         A. Lessee shall keep the Premises free from any liens for work performed, materials furnished or obligations incurred by Lessee. Lessee shall do all things necessary to prevent the filing of any mechanic's or other liens against the Premises or the interest of Lessor or any ground or underlying lessors thereof, or the interest of any mortgagees or holders of any deeds of trust covering any portion of the Premises by reason of any work, labor, services, or materials performed or supplied or claimed to have been performed for or supplied to Lessee or anyone holding the Premises, or any part thereof, by, through or under Lessee. If any such lien shall at any time be filed, Lessee shall either cause the same to be vacated and canceled of record within ten (10) days after the date of filing thereof or, if Lessee in good faith determines that such lien should be contested, Lessee shall furnish such security, by surety bond or otherwise, as may be reasonably necessary or be prescribed by law to release the same as a lien and to prevent any foreclosure of such lien during the pendency of such contest. If Lessee shall fail to vacate or release such lien in the manner and within the time period aforesaid, such failure shall be a Default, and in addition to all other rights and remedies available to Lessor resulting therefrom, Lessor may, but shall not be under any obligation to, vacate or release said lien either by paying the amount claimed to be due, or by procuring the release of such lien by giving security or in such other manner as may be prescribed by law. Lessee shall reimburse Lessor, upon demand, all sums disbursed or deposited by Lessor pursuant to the foregoing provisions of this paragraph, including Lessor's costs and expenses and reasonable attorneys' fees incurred in connection therewith, with interest thereon at the Default Rate. However, nothing contained herein shall imply consent or be construed as an agreement on the part of Lessor or any ground or underlying lessors, or mortgagees, or holders of deeds of trust covering any portion of the Premises, to subject their respective estates or interests to liability under any mechanic's or other lien law, whether or not the performance or the furnishing of such work, labor, services or materials to Lessee or anyone holding the Premises, or any part thereof, through or under Lessee, shall have been consented to by Lessor or any of such parties.

         B. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE ANY LIEN, MORTGAGE, DEED OF TRUST OR ENCUMBRANCE OF ANY KIND

UPON ALL OR ANY PART OF THE PREMISES OR LESSEE'S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID UNLESS LESSOR SHALL FIRST CONSENT IN WRITING TO EACH SAID ENCUMBRANCE. As a condition precedent for Lessor considering any such consent, which may be withheld by Lessor in its sole and absolute discretion, Lessee shall submit to Lessor, not less than thirty (30) days prior to the effective date of the proposed encumbrance (including a hypothecation), all documents proposed to be used in connection therewith plus a commitment for an endorsement to the Lessor's Owner's Title Policy, affirmatively ensuring that if the proposed encumbrance is consented to by Lessor and is subsequently an encumbrance on the Lessee's leasehold interest, the interest of the Lessor in the Premises is not otherwise affected and continues to be paramount to the interest of the Lessee and any party claiming by, through or under Lessee. A further condition precedent is the obligation of the Lessee to pay all fees, costs, charges and expenses incurred by Lessor in connection with any proposed encumbrance (including reasonable attorneys' fees) whether or not consent thereto is given.

         C. This Lease at all time shall be subordinate to the lien of any ground leases, mortgage, mortgages, trust deed or trust deeds now or hereafter placed upon the Premises by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any such ground lease, mortgage, mortgages or proposed mortgages, or trustees under the trust deeds, upon the condition that Lessee shall have the right to remain in possession of the Premises under the terms of this Lease, notwithstanding any default in any such mortgage, mortgages, trust deed or trust deeds, or after foreclosure thereof, so long as Lessee is not in default beyond any applicable grace period under any of the covenants, conditions and agreements contained in this Lease.

         D. (i) If any mortgagee or trustee elects to have this Lease and the interest of Lessee hereunder be superior to any such interest or right and evidences of such election by notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such mortgage or trust deed, whether this Lease was executed before or after such mortgage or trust deed and in that event, such mortgagee or trustee shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of the mortgage or trust deed and has been assigned to such mortgagee or trustee.

                  (ii) Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within ten (10) days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney-in-fact and in its name, place and stead so to do.

                  (iii) Lessee shall give written notice to any mortgage lender having a recorded security instrument upon the Premises or any part thereof of any breach or default by Lessor of any of its obligations under this Lease and to give such mortgage lender at least 60 days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto. Lessee shall provide Lessee's most recent audited financial statements upon request to Lessor or any mortgage lender and to certify the continuing accuracy of such financial statements in such manner as Lessor or such mortgage lender may request.

                                   ARTICLE XX

                              ESTOPPEL CERTIFICATE

     At any time, and from time to time, Lessee and Lessor agree to promptly, and in no event later than fifteen (15) days after a request in writing from the other, to execute, acknowledge and deliver to the party so requesting a statement in writing, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rental and other charges have been paid and such other information and/or confirmation as Lessor or Lessee may reasonably request.

                                   ARTICLE XXI

                            ASSIGNMENT AND SUBLETTING

     A. Lessor shall have the right to sell or convey the Premises subject to this Lease or to assign the right, title and interest as Lessor under this Lease, in whole or in part. In the event of any such sale or assignment other than a security assignment, Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

     B. Lessee acknowledges that as an inducement to enter into this Lease, Lessor has relied both on the business experience and creditworthiness of Lessee and the particular purpose for which Lessee intends to use the Premises, therefore, Lessee shall not assign, this Lease or any interest therein, or sublet all or any part of the Premises, without the prior written consent of Lessor. Lessor may withhold or condition such consent upon such matters as Lessor may, in its sole discretion, determine, including, without limitation, the following criteria: experience and creditworthiness of the assignee; the assumption by the assignee of all of Lessee's obligations hereunder by undertakings enforceable by Lessor; the transfer to such assignee of all necessary licenses to continue operating the Premises for the purposes herein provided; receipt of such representations and warranties from such assignee as Lessor may request, including such matters as its organization, existence, good standing and finances and other matters, whether or not similar in kind; whether or not Lessee seeks to assign any or all Leases of the Counterpart Leases to the same proposed Assignee, and the payment by the Lessee of all fees, costs, charges and expenses incurred by Lessor in connection with any proposed assignment or subletting, including reasonably attorneys' fees, whether or not consent to such requested assignment or subletting is given. If consent is given to an assignment (but not a sublease), an amendment to the Lease shall be entered into whereby the Base Annual Rental shall be increased, as of the date the assignment is to become effective to an amount equal to 125% of the then-current Base Annual Rental, due and payable from the assignee.

     C. No such assignment or subletting shall relieve the original Lessee or any prior assignee of their obligations under this Lease; provided, however, if such proposed assignee has a net worth, business reputation, and operating experience reasonably acceptable to Lessor, said successor properly assumes this Lease, and Lessee is not in default hereunder, then Lessor shall release Lessee hereunder upon proper documentation. Lessee shall be required to pay all costs incurred by Lessor in considering such assignment and release prior to Lessor consenting hereunder. Lessor's consent to an assignment, or to a release of Lessee, shall not require Lessor to similarly consent for any future assignments or requests for release of Lessee.

     D. Lessor consents to those leases listed on Exhibit C ("Subleases") which currently affect the Premises, subject to the effective subordination of the Subleases to this Lease.

                                  ARTICLE XXII

                                 OPTION TO RENEW

     A. Lessee (provided there is no Default at the time of exercise or at the expiration of the Lease Term or, if applicable, the then-current extension of the Lease Term) shall have the option to continue this Lease in effect for three additional independent periods, the first for ten Lease Years and the final two for five Lease Years each ("Extension Period").

     B. In the event the option to renew is exercised, then during said Extension Period, all terms, conditions, covenants, representations, warranties and obligations herein contained shall remain in full force and effect, provided, however, if Lessee shall have exercised its third Extension Period, there shall be no further right to so renew, and provided that Base Annual Rental shall adjust pursuant to Paragraph D below.

     C. Lessee shall exercise such renewal option by giving written notice to Lessor of such exercise not more than two hundred seventy (270) days nor less than two hundred ten (210) days prior to the expiration of the Lease Term, or if applicable, the then-current extension of the Lease Term.

     D. Base Annual Rent for any extended term will be at the greater of Market Rent or the scheduled rent shown for such Extension Period on Schedule 1 attached. For purposes of this Lease, Market Rental shall mean the rent agreed upon by Lessor and Lessee, or if they are unable to reach agreement within fifteen (15) days from the date Lessee elects the Extension Period ("Agreement Period"), then the rent determined as fair rental value by an MAI appraiser with at least five (5) years experience in appraising commercial rental real estate of similar type in the general geographic area of the Premises, which appraiser has been agreed upon by Lessor and Lessee, and who has been instructed to determine a fair rental value for the Premises as used for its highest and best use, and not necessarily that of a financial institution. If Lessor and Lessee cannot jointly agree upon on an appraiser within fifteen (15) days of the expiration of the Agreement Period ("Joint Appointment Period"), then each of Lessee and Lessor shall select an independent MAI appraiser meeting the aforesaid criteria within fifteen (15) days of the expiration of the Joint Appointment Period ("Selection Period") and those two appraiser shall select a third appraiser within fifteen (15) days of the expiration of the Selection Period, and each of the three appraisers shall render an appraisal of market rent for the Premises within thirty (30) days of the Selection Period. The average rental of the two appraisers closest in amount to each other shall be the Market Rent. Should Lessor or Lessee fail to timely select an appraiser, the appraisal of the solely selected appraiser shall control. Lessor and Lessee shall pay the costs of their selected appraiser, and evenly divide any pay for the cost of any third appraiser or jointly approved appraiser.

                                  ARTICLE XXIII

                     HAZARDOUS MATERIALS SITE INVESTIGATION

     Lessee shall, at its sole cost and expense, cause a party reasonably acceptable to Lessor to conduct a Level 1 Hazardous Materials Site Investigation (Level 1 Audit), as often as is required by the Environmental Protection Agency or other governmental or regulatory body with authority to so request, or as reasonably requested by Lessor, which Level 1 Audit shall complete at least the following tasks at the Premises:.

          (i) Review available materials that could indicate potential environmental impairment. Such materials should include topographic maps, air photos, boring logs and other references.

          (ii) Conduct a physical site examination to include an inspection for unusual land colorations, odors, and physical irregularities as well as underground or above-ground tanks, and an evaluation of current land use. Neighboring land owners are to be contacted to determine actual historical site use.

          (iii) Contact local and state health and environmental agencies to determine if any hazardous materials incidents have occurred in the area, including recorded or known landfill sites, or the occurrence of any hazardous material event (spill, storage, discharge, etc.).

          (ix) Adjacent properties are to be surveyed for current land use conditions that may adversely affect the subject property including, underground or above-ground storage tanks, manufacturing sites, landfills, etc.

          (v) A summary report will be prepared to the Lessor, indicating the contacts made, data findings, photographs, and other pertinent information and recommendations for a detailed (Level 2) site investigation if significant evidence exists that hazardous substances may have been released at or in close proximity to any of the Sites. If a Level 2 site investigation is recommended, Lessee shall perform that investigation and shall perform all clean up activities recommended therein as soon thereafter as reasonable.

                                  ARTICLE XXIV

                                     NOTICES

     All notices, demands, requests, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and shall be deemed to have been properly given if sent by either
(i) registered or certified mail, postage prepaid; (ii) by a recognized national overnight courier service (e.g. Federal Express) with instructions and payment for next business day delivery; (iii) by personal delivery; or (iv) confirmed facsimile transmission to the parties at the addresses hereinafter set forth and/or to such other address as either party may give notice pursuant to this section from time-to-time. All notices shall be deemed received and effective on the first to occur of the following: (i) delivery; (ii) refusal of deliver; or
(iii) the third business day after posting or delivery to the courier service; or (iv) receipt of confirmed facsimile transmission.

          If to Lessor:              Stuart Whitman, Inc.
                                     749 San Ysidro Rd.
                                     Montecito, CA 93108
                                     Attn: Stuart Whitman, President

          With copy to:              The Bicek Group
                                     1413 Sherman Road
                                     Suite 40
                                     Romeoville, Illinois 60446
                                     Attn: Robert Bicek

          and to:                    Jeffrey J. Stahl, Esq.
                                     Stahl Brashler LLC
                                     20 East Jackson Blvd.
                                     Suite 1600
                                     Chicago, Illinois 60604

          If to Lessee:              Argo Bancorp, Inc.
                                     7600 West 63rd Street
                                     Summit, Illinois 60501
                                     Attn: John G. Yedinak, Chairman

          with copy to:              James Kemp, Esq.
                                     Kemp, Grzelakowski & Loremzini, Ltd.
                                     1900 Spring St.
                                     Suite 500
                                     Oak Brook, IL 60523
                                     (630) 571-7711
                                     (630) 571-7755

                                   ARTICLE XXV

                                  HOLDING OVER

     If Lessee remains in possession of the Premises after the expiration of the Lease Term, Lessee may be deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums at the rate of 200% of the amounts herein provided and to comply with all of the terms of this Lease; provided that nothing herein nor the acceptance of Rent by Lessor shall be deemed a consent to such holding over.

                                  ARTICLE XXVI

                                 LESSOR'S LIEN

     Lessor shall have a landlord's lien upon all furnishings, fixtures, equipment, decorations, supplies, accessories and other personal property which Lessee owns or in which it has an interest located on the Premises, to secure the payment of all Rent and the performance of all other obligations of Lessee under this Lease; provided however, Lessor, upon request of Lessee, shall subordinate this interest upon and subject to such terms and conditions as Lessor may, from time-to-time, reasonably determine.

                                  ARTICLE XXVII

                          REMOVAL OF LESSEE'S PROPERTY

     At the expiration or sooner termination of the Lease Term if Lessee is not then in Default hereof, Lessee may and shall remove from the Premises all personal property belonging to Lessee.

Lessee shall repair any damage caused by such removal and shall leave the Premises (including all buildings thereon) broom clean and in good condition and repair.

                                 ARTICLE XXVIII

                              FINANCIAL STATEMENTS

     Within ninety (90) days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor (i) complete financial statements of Lessee including a balance sheet, profit and loss statement, statement of changes in financial condition and all other related schedules for the fiscal period then ended; and
(ii) income statements for the business at the Premises showing profits and losses for the fiscal period then ended. All such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied from period to period, and shall be audited by an independent Certified Public Accountant reasonably acceptable to Lessor. In the event that Lessee's property and business at the Premises is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the profits and losses, assets and liabilities pertaining to the Premises with the basis for allocation of overhead of other charges being clearly set forth.

                                  ARTICLE XXIX

                               LESSOR'S LIABILITY

     Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed (such agreement being a primary consideration for the execution of this Lease by Lessor) that there shall be absolutely no personal liability on the part of Lessor or any partner, shareholder, officer, director or employee of Lessor, or their successors or assigns with respect to any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the interest of the Lessor for the satisfaction of each and every remedy of the Lessee in the Premises and no other property, interest or assets of the Lessor whatsoever in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exception whatsoever.

                                   ARTICLE XXX

                                CONSENT OF LESSOR

     Lessor shall have no liability for damages resulting from Lessor's failure to give any consent, approval or instruction reserved to Lessor, Lessee's sole remedy in any such event being an action for injunctive relief.

                                  ARTICLE XXXI

                              WAIVER AND AMENDMENT

     No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

                                  ARTICLE XXXII

                                  JOINT VENTURE

     None of the agreements contained herein, is intended, nor shall the same be deemed or construed, to create a partnership between Lessor and Lessee, to make them joint venturers, nor to make Lessor in any way responsible for the debts or losses or Lessee.

                                 ARTICLE XXXIII

                                    CAPTIONS

     Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

                                  ARTICLE XXXIV

                                  SEVERABILITY

     The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed herein.

                                  ARTICLE XXXV

                             CONSTRUCTION GENERALLY

     This is a long-term commercial lease between entrepreneurs which has been entered into by both parties in reliance upon the economic and legal bargains contained herein. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Time is of the essence in the performance of obligations and exercise of any options herein contained.

                                  ARTICLE XXXVI

                                 OTHER DOCUMENTS

     Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Lease.

                                 ARTICLE XXXVII

                                ATTORNEYS' FEES

     In the event of any judicial or other adversarial proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled.

                                 ARTICLE XXXVIII

                       ENTIRE AGREEMENT AND INCORPORATION

     This Lease, and any other instruments or agreements referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Each and every of the recitals set forth on Page 1 are hereby incorporated as if fully re-written.

                                  ARTICLE XXXIX

                                  COUNTERPARTS


     This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the year and day first above written.


                                        LESSOR:

                                        STUART WHITMAN, INC.,
                                        A CALIFORNIA CORPORATION

                                        BY: /s/ Stuart Whitman
                                            ------------------------------------
                                            Its: President
                                                 -------------------------------


                                        LESSEE:

                                        ARGO FEDERAL SAVINGS BANK, F.S.B.,
                                        A FEDERAL SAVINGS BANK

                                        BY: /s/ John G. Yedinak
                                            ------------------------------------
                                            Its:
                                                 -------------------------------

                                   SCHEDULE 1
--------------------------------------------------------------------------------
                               BASE ANNUAL RENTAL
--------------------------------------------------------------------------------
                  FOR 8267 S. ROBERTS RD., BRIDGEVIEW, ILLINOIS
--------------------------------------------------------------------------------
                         Assumes a June 1, 1999 Closing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ORIGINAL LEASE TERM 170 MONTHS
================================================================================
               PERIODS                                            MONTHLY
--------------------------------------------------------------------------------
     Assumes a June 1, 1999 Closing                               NNN Rent
================================================================================
         Closing thru 12/31/1999                                 $ 8,771.66
--------------------------------------------------------------------------------
        1/1/2000 thru 12/31/2000                                 $ 8,859.38
--------------------------------------------------------------------------------
        1/1/2001 thru 12/31/2001                                 $ 8,947.97
--------------------------------------------------------------------------------
        1/1/2002 thru 12/31/2002                                 $ 9,037.45
--------------------------------------------------------------------------------
        1/1/2003 thru 12/31/2003                                 $ 9,127.82
--------------------------------------------------------------------------------
        1/1/2004 thru 12/31/2004                                 $ 9,219.10
--------------------------------------------------------------------------------
        1/1/2005 thru 12/31/2005                                 $ 9,311.29
--------------------------------------------------------------------------------
        1/1/2006 thru 12/31/2006                                 $ 9,404.41
--------------------------------------------------------------------------------
        1/1/2007 thru 12/31/2007                                 $ 9,498.45
--------------------------------------------------------------------------------
        1/1/2008 thru 12/31/2008                                 $ 9,593.44
--------------------------------------------------------------------------------
        1/1/2009 thru 12/31/2009                                 $ 9,689.37
--------------------------------------------------------------------------------
        1/1/2010 thru 12/31/2010                                 $ 9,786.26
--------------------------------------------------------------------------------
        1/1/2011 thru 12/31/2011                                 $ 9,884.13
--------------------------------------------------------------------------------
        1/1/2012 thru 12/31/2012                                 $ 9,982.97
--------------------------------------------------------------------------------
        1/1/2013 thru 07/31/2013                                 $10,082.80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         1ST OPTION TO RENEW (10 YEARS)
================================================================================
               PERIODS                                            MONTHLY
--------------------------------------------------------------------------------
     Assumes a June 1, 1999 Closing                               NNN Rent
================================================================================
         8/1/2014 thru 7/31/2014                                 $13,267.92
--------------------------------------------------------------------------------
         8/1/2015 thru 7/31/2015                                 $13,665.96
--------------------------------------------------------------------------------
         8/1/2016 thru 7/31/2016                                 $14,075.94
--------------------------------------------------------------------------------
         8/1/2017 thru 7/31/2017                                 $14,498.22
--------------------------------------------------------------------------------
         8/1/2018 thru 7/31/2018                                 $14,933.16
--------------------------------------------------------------------------------
         8/1/2019 thru 7/31/2019                                 $15,381.16
--------------------------------------------------------------------------------
         8/1/2020 thru 7/31/2020                                 $15,842.59
--------------------------------------------------------------------------------
         8/1/2021 thru 7/31/2021                                 $16,317.87
--------------------------------------------------------------------------------
         8/1/2022 thru 7/31/2022                                 $16,807.41
--------------------------------------------------------------------------------
         8/1/2023 thru 7/31/2023                                 $17,311.63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         2ND OPTION TO RENEW (6 YEARS)
================================================================================
               PERIODS                                            MONTHLY
--------------------------------------------------------------------------------
     Assumes a June 1, 1999 Closing                               NNN Rent
================================================================================
         8/1/2024 thru 7/31/2024                                 $17,830.98
--------------------------------------------------------------------------------
         8/1/2025 thru 7/31/2025                                 $18,365.91
--------------------------------------------------------------------------------
         8/1/2026 thru 7/31/2026                                 $18,916.89
--------------------------------------------------------------------------------
         8/1/2027 thru 7/31/2027                                 $19,484.39
--------------------------------------------------------------------------------
         8/1/2028 thru 7/31/2028                                 $20,068.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         3RD OPTION TO RENEW (5 YEARS)
================================================================================
               PERIODS                                            MONTHLY
--------------------------------------------------------------------------------
     Assumes a June 1, 1999 Closing                               NNN Rent
================================================================================
         8/1/2029 thru 7/31/2029                                 $20,670.99
--------------------------------------------------------------------------------
         8/1/2030 thru 7/31/2030                                 $21,291.12
--------------------------------------------------------------------------------
         8/1/2031 thru 7/31/2031                                 $21,929.85
--------------------------------------------------------------------------------
         8/1/2032 thru 7/31/2032                                 $22,587.75
--------------------------------------------------------------------------------
         8/1/2033 thru 7/31/2033                                 $23,265.38
--------------------------------------------------------------------------------

                                   EXHIBIT A

                         LEGAL DESCRIPTION OF PREMISES

LOT 2 IN INVESTOR'S RESUBDIVISION OF PART OF THE SOUTH 1/2 0F THE SOUTH 1/8 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 36, TOWNSHIP 38, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

                                    EXHIBIT B

                               COUNTERPART LEASES

1. Lease between Lessor and Lessee of even date herewith for property located at:

                         5818 South Archer, Summit, Illinois
                         7600 West 63rd Street, Summit, Illinois
                         2154 West Madison, Chicago, Illinois
                         14076 Lincoln, Dolton, Illinois

                                    EXHIBIT C

                                    SUBLEASES






                                      NONE

                               ABSOLUTE NET LEASE

     THIS LEASE made as of June 29, 1999, by and between Stuart Whitman, Inc., or its assigns ("Lessor"), whose address is 9220 Sunset Boulevard, Suite 206, Los Angeles, CA 90069, and Argo Savings and Loan Association, all subsidiaries, parents, and affiliates ("Lessee"), whose address is 7600 West 63rd Street, Summit, Illinois 60501.

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Agreement of Purchase and Sale dated June 10, 1999 (the "Agreement") Lessee as Seller, sold to Lessor, as Purchaser, the Premises, as that term is hereinafter defined; and

     WHEREAS, Lessee acknowledges that, prior to the date hereof, it has been in full and complete possession of the Premises and is fully aware of the condition of the Premises and all portions thereof, and that this demise is on a strictly "AS IS" basis with no representations, warranties, covenants or agreements as to the condition or state of said Premises or any portion thereof being made by the Lessor.

     NOW, THEREFORE, Lessor and Lessee hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The following terms shall have the following meanings for all purposes of this Lease:

     "Additional Rental" means all Payment obligations of Lessee hereunder other than Base Rental.

     "Base Annual Rental" means $121,728.00, as adjusted pursuant to the terms herein.

     "Base Monthly Rental" means an amount equal to 1/12 of the Base Annual Rental, subject to the Rent Adjustment as set forth below.

     "Default Rate" means an amount of interest equal to the lesser of the highest permitted annual interest rate Lessor may charge Lessee or 5% per month.

     "Lease Term" means the period described in Article III.

     "Lease Year" shall be defined as a period of twelve (12) consecutive calendar months; however, the first Lease Year shall commence on the date hereof and expire December 31, 1999.

     "Lessee" shall mean Lessee and its permitted successors and assigns.

     "Premises" means the real property, together with all buildings, structures and site improvements located thereon, at 14076 Lincoln, Dolton, Illinois, and more particularly described in Exhibit A attached hereto and incorporated herein and all rights, easements and interests appurtenant thereto, including, but not limited to, any streets or public ways adjacent to the Premises and any water and mineral rights, to the extent that the same have been conveyed to Lessor by Lessee pursuant to the terms of the Agreement.

     "Rent" means the aggregate of all sums becoming due and payable under this Lease from the Lessee whether as Base Monthly Rental, Base Annual Rental, Additional Rental, or otherwise.

                                   ARTICLE II

                               DEMISE OF PREMISES

     In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, from Lessor the Premises.

                                   ARTICLE III

                                   LEASE TERM

     The Lease Term shall (i) be for one hundred seventy (170) months; (ii) commence as of the first day of the calendar month following the date hereof ("Commencement Date"); and (iii) expire on the expiration of one hundred seventy
(170) months thereafter, unless sooner terminated or extended as provided in this Lease.

                                   ARTICLE IV

                                   BASE RENTAL

     Lessee agrees to pay to Lessor, or to such other person or entity as Lessor may from time-to-time direct, without demand, deduction, set-off or abatement at such place as Lessor, by notice in writing to Lessee from time to time may direct, at the following rates and times:

                         See Schedule I Attached Hereto

          Base Annual Rental monthly in advance in equal monthly installments (i.e. Base Monthly Rental) on the first day of each calendar month of the Lease Term. One-thirtieth (1/30th) of each monthly payment shall be due and payable for each day of any portion of a month less than a fall month, and shall be payable on the first day of such partial month. The monthly rental for the month or portion thereof prior to the Commencement Date beginning from the date of the fall execution hereof shall be one-thirtieth (1/30th) of the Base Monthly Rental times the number of days remaining in the month. The Base Monthly Rental for any period less than a full Lease Year following the fourteenth annual anniversary of the commencement date shall be the same as the Base Monthly Rental assessed in the fourteenth Lease Year. If requested by Lessor, Lessee shall establish arrangements whereby each payment of Base Monthly Rental is transferred by wire or other means of transfer directly to Lessor's account as designated from time-to-time by Lessor on or before the first business day of each month during the Lease Term. At Landlord's request Tenant shall provide Landlord with a single payment of Monthly Rental due hereunder aggregated with those due under the Counterpart Leases, as hereinafter defined.

     (b) The Base Annual Rental during the Lease Term, or during any Extension Period, shall increase as set forth on Schedule 1 attached hereto and incorporated herein by this reference.

                                    ARTICLE V

                           RENTAL TO BE NET TO LESSOR

     Lessee recognizes and acknowledges, without limiting the generality of any other term or provision of this Lease, that it is the intent of the parties hereto that the Base Annual Rental to be paid by Lessee to Lessor shall be absolutely net to Lessor; and any and all charges, assessments, impositions and expenses pertaining to or levied against the Premises and any and all portions thereof, including, without limiting the generality of the foregoing, any and all taxes, assessments, general or special, water rates, license fees, fuel costs, steam costs, insurance premiums, utility bills, costs of repair, maintenance (structural or otherwise), operation and restoration of the Premises (including all improvements now or hereafter made thereon and any and every part thereof), shall be included as Additional Rent hereunder, and be the sole and absolute obligations of and paid by Lessee as Lessee's sole and exclusive cost and expense, all as herein and elsewhere more particularly set forth.

                                   ARTICLE VI

                              TAXES AND ASSESSMENTS

     A. Lessee shall pay, as the same become due and prior to delinquency, all taxes and assessments which may be levied, assessed, imposed, or become liens on the Premises or which arose out of the use or occupancy of the Premises, including, without limitation, the following (the "Taxes"):

     (a) All taxes and assessments upon the Premises or any part thereof or the Rent therefrom, or any personal property, equipment, trade fixtures or improvements located in or on the Premises, whether belonging to Lessor or Lessee, which are owing at the commencement of this Lease or shall be assessed or become due during the Lease Term or any tax or charge levied (whether in whole or in part) in lieu of and/or in addition to such taxes and assessments;

     (b) All taxes, charges, license fees or similar fees imposed by reason of the tenancy, use or occupancy of the Premises by Lessee; and

     (c) All excise, transaction, privilege, license, sales, use and other taxes upon the rental or other payments hereunder, the leasehold estate of either party hereto or the activities of either party pursuant to this Lease, except for any tax upon or measured by the income and profits of Lessor.

     B. Lessee shall have the right to contest, in good faith and with due diligence, the validity or amount of any Taxes levied or assessed against the Premises by appropriate legal proceedings which shall have the effect of preventing the collection of the Taxes so contested; provided that:

     (a) At least ten (10) days prior to the last day allowed by law for payment of such Taxes, Lessee shall notify Lessor of Lessee's intention to contest said Taxes;

     (b) To the extent Lessee has not deposited amounts sufficient to assure payment of Taxes, costs, interest and penalties, Lessee shall furnish to Lessor such security as Lessor or its mortgagee may require to assure payment of all Taxes and any costs, interest and penalties which may be or become payable in the event and to the extent that such contest shall be unsuccessful;

     (c) Such proceedings shall not endanger Lessor's interest in the Premises; and

     (d) Whether such proceedings are brought in the name of Lessee or Lessor, Lessee shall indemnify and hold harmless the Lessor from any liability for the payment of any costs or expenses in connection therewith.

                                  ARTICLE VII

                                   UTILITIES

     Lessee shall contract, in its own name, for and pay when due, all charges in connection or use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Premises during the Lease Term. Under no circumstances shall Lessor be responsible or liable for any interruption, termination or the lack or quality of any utility service.

                                  ARTICLE VIII

                                   INSURANCE

     Lessee shall maintain, at its sole cost and expense, the following types and amounts of insurance insuring Lessee, and naming as additional insureds Lessor, and the holder(s) of any mortgage or deed of trust encumbering the Premises (which insurance may be included under a blanket insurance policy if all the other terms hereof are satisfied), in addition to such other insurance as Lessor may from time-to-time reasonably require:

     (a) Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (if the Premises are in a flood hazard area), earthquake (if the Premises are in an area subject to destructive earthquake within recorded history), boiler explosion (if there is any boiler upon the Premises), sprinkler damage (if the Premises have a sprinkler system), all matters covered by a standard extended coverage endorsement and such other risks as Lessor may reasonably require, insuring the Premises, and all improvements thereon for not less than 100% of their full replacement cost for the Premises and all other premises leased under the Counterpart Leases. Any insurance policy or policies shall designate Lessor and Lessee as the named insureds as their interest may appear and shall be payable as set forth in Article XVII.

     (b) Comprehensive public liability and property damage insurance, including a products liability clause, against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including, without limitation, any liability arising out of the ownership, maintenance, repair, condition or operation of the Premises or adjoining ways, streets or sidewalks. Such insurance policy or policies shall contain a "waiver of subrogation" clause or endorsement which precludes the insurer from denying the claim of either Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $2,500,000 per injury and occurrence and not less than $5,000,000 in the aggregate, with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

     (c) Worker's compensation, employer's liability and such other insurance as may be necessary to comply with applicable laws.

     (d) Loss of rents or business interruption insurance in the amount of at least one and one-half times the Base Annual Rental.

          The form of each policy of insurance shall:

               (i) Provide for a waiver of subrogation by the insurer as to claims against Lessor, its partners (limited and general) employees, directors, officers and agents;

               (ii) Provide that such insurance cannot be canceled, invalidated or suspended on account of the conduct of Lessor, its officers, directors, employees, agents and any other party acting by, through or under Lessor;

               (iii) Contain a standard (i.e. without contribution) mortgage clause endorsement in favor of the holder(s) of any mortgage or deed of trust covering the Premises if designated by Lessor;

               (iv) Provide that the policy of insurance shall not be terminated without not less than 30 days' prior written notice to Lessor and to any lender covered by any standard mortgage clause endorsement;

               (v) Provide that the insurer shall not have the option to restore the Premises if Lessor elects to terminate this Lease in accordance with the terms hereof; and

          (e) All of Lessee's insurance shall be issued by insurance companies having a rating in Best's Insurance Guide of Class VI or better, and acceptable to Lessor and its lender with a deductible of no more than $5,000 and acceptable to Lessor's lender.

          (f) Lessee shall provide to Lessor and any lender designated by Lessor, certificates of insurance or copies of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times.

     In addition, Lessee shall carry insurance of a type and in amounts typical of similarly sized savings and loan associations addressing operations of a financial institution.

                                   ARTICLE IX

                           TAXES AND INSURANCE IMPOUND

     For so long as Landlord's lender shall require a deposit of taxes, assessments, or insurance premiums, or at any other time as Tenant shall fail to timely pay any of the foregoing, in addition to Landlord's other rights and remedies hereunder, Lessee shall pay to Lessor such sums as Lessor reasonably determines which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and insurance premiums. Lessor will estimate the amounts needed for such purposes and will notify Lessee to pay the same to Lessor in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Lease. Should additional funds be required at any time, Lessee shall pay the same to Lessor on demand. Interest or other gains from such funds, if any, shall remain in the impound account and either applied to the amounts to be paid for taxes, assessments, or insurance premiums or, if not needed for that purpose, will reduce the monthly impound amount for the following year. In the event of any Default (as that term is defined in Article XVIII), Lessor may apply all such funds against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impound funds received from Lessee.

                                    ARTICLE X

                            YEAR 2000 REPRESENTATION

     Lessee represents to Lessor that it has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Lessee may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and has made related appropriate inquiry of material suppliers and vendors. Based on such review and program, Lessee believes that the "Year 2000 Problem" will not have a material adverse effect on Lessee or its operation of the Premises. From time to time, at the request of the Lessor, Lessee shall provide to the Lessor such updated information or documentation is requested regarding the status of its efforts to address the Year 2000 Problem.

                                   ARTICLE XI

                                       USE

     Lessee shall use the Premises solely for the operation of a federally insured financial institution and the operations by wholly owned subsidiary companies thereof of incidental uses traditionally attendant to financial institutions, savings and loan operating under the trade name and business style of Argo Federal Savings and for no other use without Lessor's prior written consent, which consent will not be unreasonably withheld. Lessor may consider the following, in addition to and not in limitations of other criteria, in determining whether to grant its consent to a change in use without being deemed to be unreasonable: (a) whether the proposed Rent to be paid to Lessor is reasonable considering the converted use of the Premises and the customary rental prevailing in the community for such use; (b) whether the converted use will be consistent with the highest and best use of the Premises in the discretion of Lessor reasonably exercised; and (c) whether the converted use will increase Lessor's risks or decrease the residual value of the Premises.

                                   ARTICLE XII

                              COMPLIANCE WITH LAWS

     A. Lessee's use and occupation of the Premises shall not be in violation of any governmental requirement, law, ordinance, statute, ruling or the like applicable to the Lessee, the Premises or the use thereof, including without limitation, the Americans with Disabilities Act and any local, state, or federal environmental requirement, law, ordinance, statute or ruling related to Hazardous Substances (as hereinafter defined). Lessee shall, at Lessee's sole cost and expense, also comply with all applicable directions, rules and regulations of the fire marshall, health officers, building inspector or other proper officers of any governmental agency having jurisdiction.

     B. Lessee shall not create, store or release or allow the creation, storage or release of any Hazardous Substances on the Premises, and if the use of the Premises shall be changed in accordance with the provisions of this Lease, Lessee shall not create, store or release or allow the creation, storage or release of any additional Hazardous Substances on the Premises without the prior consent of Lessor, such consent not to be unreasonably withheld or delayed. "Hazardous Substances" shall mean: Any substance or material on the Premises defined or designated as hazardous or toxic waste, hazardous or toxic materials, a hazardous or toxic substance, or other similar term by any federal, state or local environmental statute, regulation or ordinance presently in effect.

     C. In addition to all other provisions of this Lease regarding indemnification and holding Lessor harmless, Lessee agrees to indemnify and hold Lessor and the holder(s) of any mortgage or deed of trust encumbering the Premises harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings, costs and expenses (including, without limitation, reasonable attorneys' fees) arising directly or indirectly from, out of, or in any way connected with (i) the presence of any Hazardous Substances on or off the Premises or any portion thereof; (ii) any violation of any local, state or federal environmental law, regulation, ordinance or administrative or judicial order relating to Hazardous Substances, attributable to events occurring before or after the Commencement Date.

                                  ARTICLE XIII

                                   MAINTENANCE

     A. Lessee hereby accepts the Premises "AS IS," with no representation or warranty of Lessor as to the condition thereof.

     B. Lessee shall at all times, at its sole cost and expense, maintain, repair and replace, as necessary, the Premises, including all portions of the Premises, whether or not the Premises were in such condition upon the commencement of this Lease.

     C. Lessee shall maintain, the Premises as a first-class financial institution and from time-to-time, do such renovation, restoration, refurbishing and remodelling as shall be reasonably necessary to maintain the Premises in a condition and style then current for similarly sized/located financial institution. Lessee shall not permit maintenance obligations to be deferred.

     D. Lessor shall have free access to the Premises from time to time to confirm Lessee's compliance with the terms of this Article XIII and the balance of the terms of this Lease.

                                   ARTICLE XIV

                                   ALTERATIONS

     Lessee shall not commit actual or constructive waste upon the Premises, or alter the exterior or structural elements or the interior of the Premises in any manner without the prior written consent of Lessor. Any work at any time commenced by Lessee on the Premises shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease. Any addition to or alteration of the Premises shall be deemed a part of the Premises and belong to Lessor at the expiration of the Lease Term.

                                   ARTICLE XV

                                 INDEMNIFICATION

     Lessee shall indemnify and hold harmless Lessor and Lessor's general and limited partners, officers, employees, lender(s) and agents, from and against any and all claims, demands, causes of action, suits, proceedings, liabilities, damages, losses, costs and expenses, including attorneys' fees, caused by, incurred or resulting from its operation of or relating in any manner to the Premises, whether relating to their original design or construction, latent defects, alteration, maintenance, use by Lessee or any person thereon, supervision or otherwise, or from any breach of, default under or failure to perform any term or provision of this agreement by Lessee, its officers, employees, agents or other persons. It is expressly understood that Lessee's obligations under this Article shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE XVI

                                 QUIET ENJOYMENT

     So long as Lessee shall pay rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part therein contained, Lessor covenants that Lessee, subject to Lessor's rights herein, shall have the right to the peaceful and quiet use and occupancy of the Premises.

                                   ARTICLE XVII

                           CONDEMNATION OR DESTRUCTION

          (a) In case of a taking of all or any part of the Premises or the commencement of any proceedings or negotiations which might result in a taking, for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Lessor, Lessee and those authorized to exercise such right ("Taking"), Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such Taking. Lessee may prosecute, if permissible under the appropriate law of the jurisdiction, any award, compensation or damages resulting from a Total Taking, as that term is hereinafter defined, to which it is entitled but shall not have the right to Lessor's award, compensation or damages.

          (b) In case of a Taking of a whole of the Premises, other than for temporary use ("Total Taking"), this Lease shall terminate as of the date of such Total Taking and all Rent and other charges shall be apportioned and paid to the date of such Total Taking. Total Taking shall include a taking of substantially all the Premises if in the reasonable judgment of Lessor the remainder of the Premises is not useable and/or cannot be made useable for the purposes provided herein. Lessor shall be entitled to the entire award, compensation, or damages whether such award is made as compensation for dimunition in the value of the fee or leasehold, and Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to any such award.

          (c) In case of a temporary use of the whole or any part of the Premises by a Taking, this Lease shall remain in full force and effect, without any reduction of rent or any other sums payable hereunder. Lessee shall be entitled to the entire award for such Taking, whether paid by damages, rent or otherwise, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of the Lease, in which case the award made for such Taking shall be apportioned between Lessor and Lessee as of the date of expiration. At the termination of any such use or occupation of the Premises, Lessee will, at its own cost and expense, promptly commence and complete the restoration of the Premises. Lessee shall not be required to make the restoration if the term of this Lease shall expire prior to, or within one year after, the date of termination of the temporary use so taken, and in such event, Lessor shall be entitled to recover all damages and awards arising out of the failure of the condemning authority to repair and restore the building at the expiration of such temporary taking.

          (d) In the event of (i) a Taking of less than all of the Premises other than a temporary use ("Partial Taking"); or (ii) of damage or destruction to all or any part of the Premises, all awards, compensation or damages shall be paid to Lessor, and Lessor shall have the option to terminate this Lease by notifying Lessee in writing within 60 days after Lessee gives Lessor notice of such damage or destruction or that title has vested in the taking authority. Lessee shall thereupon have a period of 60 days in which to elect in writing to continue this Lease on the terms herein provided. If Lessee does not elect to continue this Lease or shall fail during such 60-day period to elect to continue this Lease, then this Lease shall terminate as of the last day of the month during which such period expired. Lessee shall then immediately vacate and surrender the Premises, all obligations of either party hereunder shall cease as of the date of termination and all such awards, compensation or damages shall be paid to Lessor and Lessor shall be under no obligation make any payment therefrom to Lessee. If Lessor does not elect to terminate this Lease, or if Lessor so elects but Lessee elects to continue this Lease, then this Lease shall continue on the following terms: Rental and other sums due under this Lease shall continue unabated, and Lessee shall promptly commence and diligently prosecute restoration of the Premises to the same condition, as nearly as practicable, as prior to such partial condemnation, damage or destruction as approved by Lessor in its sole discretion. Lessor shall promptly make available in installments as restoration progresses an amount equal to any award, compensation or damages received by Lessor, (or if stemming from an event prior to the commencement of this Lease for which Lessor has an established construction escrow, from the amount held in said escrow), upon written request of Lessee accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly a part of such costs and that there are no mechanics' or similar liens for labor and materials theretofore supplied in connection with the restoration. Lessor shall be entitled to keep any portion of such award, compensation or damages which may be in excess of the cost of restoration, (unless the balance is from an existing construction escrow, as set forth above), and Lessee shall bear all additional costs, fees and expenses of such restoration in excess of the amount of any such award, compensation or damages.

          (e) Notwithstanding the foregoing, if at the time of any Taking or at any time thereafter Lessee shall be in Default, such Default shall be continuing, Lessor is hereby authorized and empowered, in its name or in Lessee's name, and on behalf of Lessee or otherwise, to file and prosecute Lessee's claim, if any, for an award on account of any Taking and to collect such award and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such Default and any other then existing Default.

                                  ARTICLE XVIII

                              DEFAULT AND REMEDIES

          (a) Each of the following shall be deemed a breach of this Lease and a default ("Default") by Lessee:

               (i) If any material representation or warranty of Lessee herein or the Seller in the Agreement was false when made, or in the event that any such representation or warranty is continuing and becomes false at any time, or if Lessee renders any false statement or account;

               (ii) If any Rent due remains unpaid for five (5) days after the due date thereof;

               (iii) If Lessee becomes insolvent, makes a general assignment for the benefit of creditors, seeks or consents to the appointment of a trustee or liquidator, shall dissolve or liquidate all or a material portion of its assets, performs any act of bankruptcy or is not generally paying its debts as the same become due;

               (iv) If Lessee fails to perform any of the covenants, conditions or obligations of this Lease;

               (v) If Lessee ceases to operate financial institution activities at the Premises;

               (vi) If there is a breach, default, termination or expiration under any of those leases shown on Exhibit B attached hereto ("Counterpart Leases").

          (b) If any breach or default does not involve the payment of any rental or other monetary sum, is not willful or intentional, does not place any rights or property of Lessor in immediate jeopardy, is not known to Lessee (unless Lessor has given Lessee notice thereof) and is within the reasonable power of Lessee to cure within 20 days after notice thereof (all as determined by Lessor in its reasonable discretion), then such event shall not constitute a default hereunder, unless otherwise expressly provided herein, until Lessor shall have given Lessee notice thereof and a period of twenty (20) days shall have elapsed, during which period Lessee may correct or cure such event, upon failure of which a Default shall be deemed to have occurred hereunder without further notice or demand of any kind. If any breach or default cannot reasonably be cured with the 20-day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such breach or default, then Lessee shall, after receiving notice specified herein, have a reasonable period as determined by the Lessor to cure such breach or default.

          (e) In the event of any breach or default, and without any notice, except, if applicable, the notice required under certain circumstances by paragraph (b) above or such other notice as may be required by law and cannot be waived by Lessee (all other notices being hereby waived), Lessor shall be entitled to exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity, including, without limitation, any one or more of the following:

               (i) To terminate this Lease;

               (ii) To re-enter and take possession of the Premises or any part thereof (which re-entry shall not operate to terminate this Lease unless Lessor expressly so elects), of any or all personal property or fixtures of Lessee upon the Premises, and of all franchises, licenses, permits and other rights or privileges of Lessee pertaining to the use and operation of the Premises, if any and if assignable;

               (iii) To seize all personal property and fixtures upon the Premises which Lessee owns or in which it has an interest, in which Lessor shall have a landlord's lien and is hereby granted a security interest, and to dispose thereof in accordance with laws prevailing at the time and place of such seizure or to remove all or any portion of such property and cause the same to be stored in a public warehouse or elsewhere at the cost of Lessee;

               (iv) To relet the Premises or any part thereof for such term or terms (including a term which extends beyond the original term of this Lease), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the rentals and other sums due from Lessee in such order as Lessor may, in its sole discretion, determine, with Lessee remaining liable for any deficiency;

               (v) To recover from Lessee an amount equal to the difference between the rentals and such other sums (including all sums required to be paid by Lessee, such as taxes and insurance) to be received from the date of such Default to the expiration of the original term hereof and the reasonable long term rental value of the Premises for the same period; and/or

               (vi) To recover from Lessee all expenses, including attorneys' fees, reasonably paid or incurred by Lessor as a result of such breach.

          In addition, in the event of any Default by Lessee, Lessor may, but shall not be obligated to, immediately or at any time thereafter, and without notice, except as required herein, correct such Default for the account and at the expense of Lessee. Any sum or sums so paid by Lessor, together with interest at the Default Rate and all costs and damages, shall be deemed to be additional Rent hereunder and shall be immediately due from Lessee to Lessor. If any Default or threatened Default by Lessee of any of the agreements, terms, covenants, or conditions contained in this Lease shall occur, Lessor shall be entitled to enjoin such Default or threatened Default and shall have the right to invoke any right or remedy allowed at law or in equity, or by statute or otherwise, as though re-entry summary proceedings and other remedies were not provided for in this Lease.

                                   ARTICLE XIX

                           MORTGAGE AND SUBORDINATION

     A. Lessee shall keep the Premises free from any liens for work performed, materials furnished or obligations incurred by Lessee. Lessee shall do all things necessary to prevent the filing of any mechanic's or other liens against the Premises or the interest of Lessor or any ground or underlying lessors thereof, or the interest of any mortgagees or holders of any deeds of trust covering any portion of the Premises by reason of any work, labor, services, or materials performed or supplied or claimed to have been performed for or supplied to Lessee or anyone holding the Premises, or any part thereof, by, through or under Lessee. If any such lien shall at any time be filed, Lessee shall either cause the same to be vacated and canceled of record within ten (10) days after the date of filing thereof or, if Lessee in good faith determines that such lien should be contested, Lessee shall furnish such security, by surety bond or otherwise, as may be reasonably necessary or be prescribed by law to release the same as a lien and to prevent any foreclosure of such lien during the pendency of such contest. If Lessee shall fail to vacate or release such lien in the manner and within the time period aforesaid, such failure shall be a Default, and in addition to all other rights and remedies available to Lessor resulting therefrom, Lessor may, but shall not be under any obligation to, vacate or release said lien either by paying the amount claimed to be due, or by procuring the release of such lien by giving security or in such other manner as may be prescribed by law. Lessee shall reimburse Lessor, upon demand, all sums disbursed or deposited by Lessor pursuant to the foregoing provisions of this paragraph, including Lessor's costs and expenses and reasonable attorneys' fees incurred in connection therewith, with interest thereon at the Default Rate. However, nothing contained herein shall imply consent or be construed as an agreement on the part of Lessor or any ground or underlying lessors, or mortgagees, or holders of deeds of trust covering any portion of the Premises, to subject their respective estates or interests to liability under any mechanic's or other lien law, whether or not the performance or the furnishing of such work, labor, services or materials to Lessee or anyone holding the Premises, or any part thereof, through or under Lessee, shall have been consented to by Lessor or any of such parties.

     B. NOTICE IS HEREBY GIVEN THAT LESSEE IS NOT AUTHORIZED TO PLACE ANY LIEN, MORTGAGE, DEED OF TRUST OR ENCUMBRANCE OF ANY KIND

UPON ALL OR ANY PART OF THE PREMISES OR LESSEE'S LEASEHOLD INTEREST THEREIN, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID UNLESS LESSOR SHALL FIRST CONSENT IN WRITING TO EACH SAID ENCUMBRANCE. As a condition precedent for Lessor considering any such consent, which may be withheld by Lessor in its sole and absolute discretion, Lessee shall submit to Lessor, not less than thirty (30) days prior to the effective date of the proposed encumbrance (including a hypothecation), all documents proposed to be used in connection therewith plus a commitment for an endorsement to the Lessor's Owner's Title Policy, affirmatively ensuring that if the proposed encumbrance is consented to by Lessor and is subsequently an encumbrance on the Lessee's leasehold interest, the interest of the Lessor in the Premises is not otherwise affected and continues to be paramount to the interest of the Lessee and any party claiming by, through or under Lessee. A further condition precedent is the obligation of the Lessee to pay all fees, costs, charges and expenses incurred by Lessor in connection with any proposed encumbrance (including reasonable attorneys' fees) whether or not consent thereto is given.

     C. This Lease at all time shall be subordinate to the lien of any ground leases, mortgage, mortgages, trust deed or trust deeds now or hereafter placed upon the Premises by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of any such ground lease, mortgage, mortgages or proposed mortgages, or trustees under the trust deeds, upon the condition that Lessee shall have the right to remain in possession of the Premises under the terms of this Lease, notwithstanding any default in any such mortgage, mortgages, trust deed or trust deeds, or after foreclosure thereof, so long as Lessee is not in default beyond any applicable grace period under any of the covenants, conditions and agreements contained in this Lease.

     D. (i) If any mortgagee or trustee elects to have this Lease and the interest of Lessee hereunder be superior to any such interest or right and evidences of such election by notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such mortgage or trust deed, whether this Lease was executed before or after such mortgage or trust deed and in that event, such mortgagee or trustee shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of the mortgage or trust deed and has been assigned to such mortgagee or trustee.

          (ii) Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within ten
(10) days after demand in writing, Lessee does hereby make, constitute and irrevocably appoint Lessor as its attorney-in-fact and in its name, place and stead so to do.

          (iii) Lessee shall give written notice to any mortgage lender having a recorded security instrument upon the Premises or any part thereof of any breach or default by Lessor of any of its obligations under this Lease and to give such mortgage lender at least 60 days beyond any notice period to which Lessor might be entitled to cure such default before Lessee may exercise any remedy with respect thereto. Lessee shall provide Lessee's most recent audited financial statements upon request to Lessor or any mortgage lender and to certify the continuing accuracy of such financial statements in such manner as Lessor or such mortgage lender may request.

                                   ARTICLE XX

                              ESTOPPEL CERTIFICATE

     At any time, and from time to time, Lessee and Lessor agree to promptly, and in no event later than fifteen (15) days after a request in writing from the other, to execute, acknowledge and deliver to the party so requesting a statement in writing, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rental and other charges have been paid and such other information and/or confirmation as Lessor or Lessee may reasonably request.

                                   ARTICLE XXI

                            ASSIGNMENT AND SUBLETTING

     A. Lessor shall have the right to sell or convey the Premises subject to this Lease or to assign the right, title and interest as Lessor under this Lease, in whole or in part. In the event of any such sale or assignment other than a security assignment, Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

     B. Lessee acknowledges that as an inducement to enter into this Lease, Lessor has relied both on the business experience and creditworthiness of Lessee and the particular purpose for which Lessee intends to use the Premises, therefore, Lessee shall not assign, this Lease or any interest therein, or sublet all or any part of the Premises, without the prior written consent of Lessor. Lessor may withhold or condition such consent upon such matters as Lessor may, in its sole discretion, determine, including, without limitation, the following criteria: experience and creditworthiness of the assignee; the assumption by the assignee of all of Lessee's obligations hereunder by undertakings enforceable by Lessor; the transfer to such assignee of all necessary licenses to continue operating the Premises for the purposes herein provided; receipt of such representations and warranties from such assignee as Lessor may request, including such matters as its organization, existence, good standing and finances and other matters, whether or not similar in kind; whether or not Lessee seeks to assign any or all Leases of the Counterpart Leases to the same proposed Assignee, and the payment by the Lessee of all fees, costs, charges and expenses incurred by Lessor in connection with any proposed assignment or subletting, including reasonably attorneys' fees, whether or not consent to such requested assignment or subletting is given. If consent is given to an assignment (but not a sublease), an amendment to the Lease shall be entered into whereby the Base Annual Rental shall be increased, as of the date the assignment is to become effective to an amount equal to 125% of the then-current Base Annual Rental, due and payable from the assignee.

     C. No such assignment or subletting shall relieve the original Lessee or any prior assignee of their obligations under this Lease; provided, however, if such proposed assignee has a net worth, business reputation, and operating experience reasonably acceptable to Lessor, said successor properly assumes this Lease, and Lessee is not in default hereunder, then Lessor shall release Lessee hereunder upon proper documentation. Lessee shall be required to pay all costs incurred by Lessor in considering such assignment and release prior to Lessor consenting hereunder. Lessor's consent to an assignment, or to a release of Lessee, shall not require Lessor to similarly consent for any future assignments or requests for release of Lessee.

     D . Lessor consents to those leases listed on Exhibit C ("Subleases") which currently affect the Premises, subject to the effective subordination of the Subleases to this Lease.

                                  ARTICLE XXII

                                 OPTION TO RENEW

     A. Lessee (provided there is no Default at the time of exercise or at the expiration of the Lease Term or, if applicable, the then-current extension of the Lease Term) shall have the option to continue this Lease in effect for three additional independent periods, the first for ten Lease Years and the final two for five Lease Years each ("Extension Period").

     B. In the event the option to renew is exercised, then during said Extension Period, all terms, conditions, covenants, representations, warranties and obligations herein contained shall remain in full force and effect, provided, however, if Lessee shall have exercised its third Extension Period, there shall be no further right to so renew, and provided that Base Annual Rental shall adjust pursuant to Paragraph D below.

     C . Lessee shall exercise such renewal option by giving written notice to Lessor of such exercise not more than two hundred seventy (270) days nor less than two hundred ten (210) days prior to the expiration of the Lease Term, or if applicable, the then-current extension of the Lease Term.

     D. Base Annual Rent for any extended term will be at the greater of Market Rent or the scheduled rent shown for such Extension Period on Schedule 1 attached. For purposes of this Lease, Market Rental shall mean the rent agreed upon by Lessor and Lessee, or if they are unable to reach agreement within fifteen (15) days from the date Lessee elects the Extension Period ("Agreement Period"), then the rent determined as fair rental value by an MAI appraiser with at least five (5) years experience in appraising commercial rental real estate of similar type in the general geographic area of the Premises, which appraiser has been agreed upon by Lessor and Lessee, and who has been instructed to determine a fair rental value for the Premises as used for its highest and best use, and not necessarily that of a financial institution. If Lessor and Lessee cannot jointly agree upon on an appraiser within fifteen (15) days of the expiration of the Agreement Period ("Joint Appointment Period"), then each of Lessee and Lessor shall select an independent MAI appraiser meeting the aforesaid criteria within fifteen (15) days of the expiration of the Joint Appointment Period ("Selection Period") and those two appraiser shall select a third appraiser within fifteen (15) days of the expiration of the Selection Period, and each of the three appraisers shall render an appraisal of market rent for the Premises within thirty (30) days of the Selection Period. The average rental of the two appraisers closest in amount to each other shall be the Market Rent. Should Lessor or Lessee fail to timely select an appraiser, the appraisal of the solely selected appraiser shall control. Lessor and Lessee shall pay the costs of their selected appraiser, and evenly divide any pay for the cost of any third appraiser or jointly approved appraiser.

                                  ARTICLE XXIII

                     HAZARDOUS MATERIALS SITE INVESTIGATION

     Lessee shall, at its sole cost and expense, cause a party reasonably acceptable to Lessor to conduct a Level 1 Hazardous Materials Site Investigation (Level 1 Audit), as often as is required by the Environmental Protection Agency or other governmental or regulatory body with authority to so request, or as reasonably requested by Lessor, which Level 1 Audit shall complete at least the following tasks at the Premises:.

          (i) Review available materials that could indicate potential environmental impairment. Such materials should include topographic maps, air photos, boring logs and other references.

          (ii) Conduct a physical site examination to include an inspection for unusual land colorations, odors, and physical irregularities as well as underground or above-ground tanks, and an evaluation of current land use. Neighboring land owners are to be contacted to determine actual historical site use.

          (iii) Contact local and state health and environmental agencies to determine if any hazardous materials incidents have occurred in the area, including recorded or known landfill sites, or the occurrence of any hazardous material event (spill, storage, discharge, etc.).

          (iv) Adjacent properties are to be surveyed for current land use conditions that may adversely affect the subject property including, underground or above-ground storage tanks, manufacturing sites, landfills, etc.

          (v) A summary report will be prepared to the Lessor, indicating the contacts made, data findings, photographs, and other pertinent information and recommendations for a detailed (Level 2) site investigation if significant evidence exists that hazardous substances may have been released at or in close proximity to any of the Sites. If a Level 2 site investigation is recommended, Lessee shall perform that investigation and shall perform all clean up activities recommended therein as soon thereafter as reasonable.

                                  ARTICLE XXIV

                                     NOTICES

     All notices, demands, requests, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and shall be deemed to have been properly given if sent by either
(i) registered or certified mail, postage prepaid; (ii) by a recognized national overnight courier service (e.g. Federal Express) with instructions and payment for next business day delivery; (iii) by personal delivery; or (iv) confirmed facsimile transmission to the parties at the addresses hereinafter set forth and/or to such other address as either party may give notice pursuant to this section from time-to-time. All notices shall be deemed received and effective on the first to occur of the following: (i) delivery; (ii) refusal of deliver; or
(iii) the third business day after posting or delivery to the courier service; or (iv) receipt of confirmed facsimile transmission.

          If to Lessor:            Stuart Whitman, Inc.
                                   749 San Ysidro Rd.
                                   Montecito, CA 93108
                                   Attn: Stuart Whitman, President

          With copy to:            The Bicek Group
                                   1413 Sherman Road
                                   Suite 40
                                   Romeoville, Illinois 60446
                                   Attn: Robert Bicek

          and to:                  Jeffrey J. Stahl, Esq.
                                   Stahl Brashler LLC
                                   20 East Jackson Blvd.
                                   Suite 1600
                                   Chicago, Illinois 60604

          If to Lessee:            Argo Bancorp, Inc.
                                   7600 West 63rd Street
                                   Summit, Illinois 60501
                                   Attn: John G. Yedinak, Chairman

          with copy to:            James Kemp, Esq.
                                   Kemp, Grzelakowski & Loremzini, Ltd.
                                   1900 Spring St.
                                   Suite 500
                                   Oak Brook, IL 60523
                                   (630) 571-7711
                                   (630) 571-7755

                                   ARTICLE XXV

                                  HOLDING OVER

     If Lessee remains in possession of the Premises after the expiration of the Lease Term, Lessee may be deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums at the rate of 200% of the amounts herein provided and to comply with all of the terms of this Lease; provided that nothing herein nor the acceptance of Rent by Lessor shall be deemed a consent to such holding over.

                                  ARTICLE XXVI

                                  LESSOR'S LIEN

     Lessor shall have a landlord's lien upon all furnishings, fixtures, equipment, decorations, supplies, accessories and other personal property which Lessee owns or in which it has an interest located on the Premises, to secure the payment of all Rent and the performance of all other obligations of Lessee under this Lease; provided however, Lessor, upon request of Lessee, shall subordinate this interest upon and subject to such terms and conditions as Lessor may, from time-to-time, reasonably determine.

                                  ARTICLE XXVII

                          REMOVAL OF LESSEE'S PROPERTY

     At the expiration or sooner termination of the Lease Term if Lessee is not then in Default hereof, Lessee may and shall remove from the Premises all personal property belonging to Lessee.

Lessee shall repair any damage caused by such removal and shall leave the Premises (including all buildings thereon) broom clean and in good condition and repair.

                                 ARTICLE XXVIII

                              FINANCIAL STATEMENTS

     Within ninety (90) days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor (i) complete financial statements of Lessee including a balance sheet, profit and loss statement, statement of changes in financial condition and all other related schedules for the fiscal period then ended; and
(ii) income statements for the business at the Premises showing profits and losses for the fiscal period then ended. All such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied from period to period, and shall be audited by an independent Certified Public Accountant reasonably acceptable to Lessor. In the event that Lessee's property and business at the Premises is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the profits and losses, assets and liabilities pertaining to the Premises with the basis for allocation of overhead of other charges being clearly set forth.

                                  ARTICLE XXIX

                               LESSOR'S LIABILITY

     Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed (such agreement being a primary consideration for the execution of this Lease by Lessor) that there shall be absolutely no personal liability on the part of Lessor or any partner, shareholder, officer, director or employee of Lessor, or their successors or assigns with respect to any of the terms, covenants and conditions of this Lease, and that Lessee shall look solely to the interest of the Lessor for the satisfaction of each and every remedy of the Lessee in the Premises and no other property, interest or assets of the Lessor whatsoever in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, such exculpation of liability to be absolute and without any exception whatsoever.

                                   ARTICLE XXX

                                CONSENT OF LESSOR

     Lessor shall have no liability for damages resulting from Lessor's failure to give any consent, approval or instruction reserved to Lessor, Lessee's sole remedy in any such event being an action for injunctive relief.

                                  ARTICLE XXXI

                              WAIVER AND AMENDMENT

     No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

                                  ARTICLE XXXII

                                  JOINT VENTURE

     None of the agreements contained herein, is intended, nor shall the same be deemed or construed, to create a partnership between Lessor and Lessee, to make them joint venturers, nor to make Lessor in any way responsible for the debts or losses or Lessee.

                                 ARTICLE XXXIII

                                    CAPTIONS

     Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

                                  ARTICLE XXXIV

                                  SEVERABILITY

     The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in fall force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed herein.

                                  ARTICLE XXXV

                             CONSTRUCTION GENERALLY

     This is a long-term commercial lease between entrepreneurs which has been entered into by both parties in reliance upon the economic and legal bargains contained herein. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Time is of the essence in the performance of obligations and exercise of any options herein contained.

                                  ARTICLE XXXVI

                                 OTHER DOCUMENTS

     Each of the parties agrees to sign such other and further documents as may be appropriate to carry out the intentions expressed in this Lease.

                                 ARTICLE XXXVII

                                 ATTORNEYS' FEES

     In the event of any judicial or other adversarial proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled.

                                 ARTICLE XXXVIII

                       ENTIRE AGREEMENT AND INCORPORATION

     This Lease, and any other instruments or agreements referred to herein, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Each and every of the recitals set forth on Page 1 are hereby incorporated as if fully re-written.

                                  ARTICLE XXXIX

                                  COUNTERPARTS

     This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the year and day first above written.

                                             LESSOR:

                                             STUART WHITMAN, INC.,
                                             a California corporation

                                             BY: /s/ Stuart Whitman
                                                --------------------------------
                                                ITS: President
                                                    ----------------------------

                                             LESSEE:

                                             ARGO FEDERAL SAVINGS BANK, F.S.B.,
                                             a federal savings bank

                                             BY: /s/ John Yedinak
                                                --------------------------------
                                                ITS:
                                                    ----------------------------

                                   SCHEDULE 1
--------------------------------------------------------------------------------
                               BASE ANNUAL RENTAL
--------------------------------------------------------------------------------
                    FOR 14076 LINCOLN AVE., DOLTON, ILLINOIS
--------------------------------------------------------------------------------
                         Assumes A June 1, 1999 Closing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ORIGINAL LEASE TERM 170 MONTHS
================================================================================
               PERIODS                                            MONTHLY
--------------------------------------------------------------------------------
     Assumes a June 1, 1999 Closing                               NNN Rent
================================================================================
         Closing thru 12/31/1999                                 $10,144.00
--------------------------------------------------------------------------------
        1/1/2000 thru 12/31/2000                                 $10,245.44
--------------------------------------------------------------------------------
        1/1/2001 thru 12/31/2001                                 $10,347.89
--------------------------------------------------------------------------------
        1/1/2002 thru 12/31/2002                                 $10,451.37
--------------------------------------------------------------------------------
        l/l/2003 thru 12/31/2003                                 $10,555.89
--------------------------------------------------------------------------------
        1/1/2004 thru 12/31/2004                                 $10,661.45
--------------------------------------------------------------------------------
        1/1/2005 thru 12/31/2005                                 $10,768.06
--------------------------------------------------------------------------------
        l/l/2006 thru 12/31/2006                                 $10,875.74
--------------------------------------------------------------------------------
        l/l/2007 thru 12/31/2007                                 $10,984.50
--------------------------------------------------------------------------------
        1/1/2008 thru 12/31/2008                                 $11,094.34
--------------------------------------------------------------------------------
        1/l/2009 thru 12/31/2009                                 $11,205.29
--------------------------------------------------------------------------------
        1/1/2010 thru 12/31/2010                                 $11,317.34
--------------------------------------------------------------------------------
        1/1/2011 thru 12/31/2011                                 $11,430.51
--------------------------------------------------------------------------------
        1/1/2012 thru 12/31/2012                                 $11,544.82
--------------------------------------------------------------------------------
        l/l/2013 thru 07/31/2013                                 $11,660.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         1ST OPTION TO RENEW (10 YEARS)
================================================================================
               PERIODS                                            MONTHLY
--------------------------------------------------------------------------------
     Assumes a June 1, 1999 Closing                               NNN Rent
================================================================================
         8/l/2014 thru 7/31/2014                                 $15,343.71
--------------------------------------------------------------------------------
         8/1/2015 thru 7/31/2015                                 $15,804.02
--------------------------------------------------------------------------------
         8/1/2016 thru 7/31/2016                                 $16,278.14
--------------------------------------------------------------------------------
         8/l/2017 thru 7/31/2017                                 $16,766.49
--------------------------------------------------------------------------------
         8/l/2018 thru 7/31/2018                                 $17,269,48
--------------------------------------------------------------------------------
         8/1/2019 thru 7/31/2019                                 $17,787.57
--------------------------------------------------------------------------------
         8/1/2020 thru 7/31/2020                                 $18,321.19
--------------------------------------------------------------------------------
         8/1/2021 thru 7/31/2021                                 $18,870.83
--------------------------------------------------------------------------------
         8/1/2022 thru 7/31/2022                                 $19,436.95
--------------------------------------------------------------------------------
         8/l/2023 thru 7/31/2023                                 $20,020.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         2ND OPTION TO RENEW (5 YEARS)
================================================================================
               PERIODS                                            MONTHLY
--------------------------------------------------------------------------------
     Assumes a June 1, 1999 Closing                               NNN Rent
================================================================================
         8/1/2024 thru 7/31/2024                                 $20,620.66
--------------------------------------------------------------------------------
         8/l/2025 thru 7/31/2025                                 $21,239.28
--------------------------------------------------------------------------------
         8/l/2026 thru 7/31/2026                                 $21,876.46
--------------------------------------------------------------------------------
         8/1/2027 thru 7/31/2027                                 $22,532.76
--------------------------------------------------------------------------------
         8/l/2028 thru 7/31/2028                                 $23,208.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         3RD OPTION TO RENEW (5 YEARS)
================================================================================
               PERIODS                                            MONTHLY
--------------------------------------------------------------------------------
     Assumes a June 1, 1999 Closing                               NNN Rent
================================================================================
         8/1/2029 thru 7/31/2029                                 $23,905.00
--------------------------------------------------------------------------------
         8/1/2030 thru 7/31/2030                                 $24,622.15
--------------------------------------------------------------------------------
         8/1/2031 thru 7/31/2031                                 $25,360.82
--------------------------------------------------------------------------------
         8/l/2032 thru 7/31/2032                                 $26,121.64
--------------------------------------------------------------------------------
         8/l/2033 thru 7/31/2033                                 $26,905.29
--------------------------------------------------------------------------------

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES

PARCEL l:

     LOTS 1, 2 AND 3 IN THE SUBDIVISION OF LOTS 1 AND 2 IN BLOCK 1 IN DOLTON IN THE EAST 1/2 OF THE EAST 1/2 OF THE NORTH WEST 1/4 OF SECTION 3, TOWNSHIP 36 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED SEPTEMBER 12,1907 AS DOCUMENT 4094668 IN BOOK 94 OF PLATS PAGE 35 AND AS RE-RECORDED ON SEPTEMBER 3, 1915 AS DOCUMENT 5704413 IN COOK COUNTY, ILLINOIS.

PARCEL 2:

     THE NORTH FOUR (4) FEET OF LOT NINE (9) AND ALL OF LOTS TEN (10) AND ELEVEN
     (11), IN THE SUBDIVISION OF LOTS ONE (1) AND TWO (2), IN BLOCK ONE (1), IN DOLTON, IN THE EAST HALF (1/2) OF THE EAST HALF (1/2) OF THE NORTH WEST QUARTER (1/4) OF SECTION THREE (3), TOWNSHIP THIRTY-SIX (36) NORTH, RANGE FOURTEEN (14), EAST OF THE THIRD (3RD) PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

                                    EXHIBIT B

                               COUNTERPART LEASES

1. Lease between Lessor and Lessee of even date herewith for property located at:

                           5818 South Archer, Summit, Illinois
                           7600 West 63rd Street, Summit, Illinois
                           2154 West Madison, Chicago, Illinois
                           8267 South Roberts Road, Bridgeview, Illinois

                                   EXHIBIT C

                                   SUBLEASES






                                      NONE